UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

OURPET’S COMPANY

(Name of Registrant as Specified In Its Charter)

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February 13, 2019
Dear Fellow Shareholders:
On December 18, 2018, OurPet’s Company (the company or OurPet’s) entered into an agreement and plan of merger (the merger agreement) to be acquired, subject to the terms and conditions of the merger agreement, by Paws Merger Parent, LLC (Parent) via a merger with Parent’s wholly-owned subsidiary, Paws Merger Sub, Inc. (Merger Sub). Parent and Merger Sub are wholly-owned subsidiaries of Hyper Pet LLC (Hyper Pet) and were formed by Hyper Pet in order to acquire the company. Subject to the terms and conditions of the merger agreement, Merger Sub will merge with and into the company (the merger) and the company will continue as the surviving corporation and a wholly-owned subsidiary of Parent.
If all of the conditions to the merger are satisfied, including approval by our shareholders, and the merger is consummated, our shareholders will have the right to receive, in exchange for each share of company common stock, no par value per share, that they own immediately prior to the effective time of the merger, $1.00 in cash without interest and less any applicable withholding taxes. The price of $1.00 per share of OurPet’s common stock represents a premium of approximately 53.8% to the $0.65 closing price per share of the company’s common stock on the OTCQX on December 18, 2018, the last trading day prior to the announcement that the company entered into the merger agreement.
You are cordially invited to attend a special meeting of our shareholders to be held in connection with the proposed merger on March 7, 2019 at 10:00 a.m. at the company’s headquarters at 1300 East Street, Fairport Harbor, Ohio 44077 (the special meeting).
Following careful consideration, our board of directors (the board) unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger. The merger cannot be completed unless, among other things, a majority of the outstanding shares of OurPet’s common stock approve the merger. The board unanimously recommends that OurPet’s shareholders vote FOR the proposal to approve the merger.
At the special meeting, OurPet’s shareholders will be asked to vote on a proposal to approve an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies for the approval of the proposal to approve the merger. The board unanimously recommends that OurPet’s shareholders vote FOR this proposal.
Your vote is very important, regardless of the number of shares that you own. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting. The failure to vote on the proposal to approve the merger and the transactions contemplated thereby will have the same effect as a vote AGAINST this proposal.
If you hold your shares of our common stock in “street name” through a bank, broker, trust or other nominee, your bank, broker, trust or other nominee will NOT be able to vote your shares of our common stock unless you have properly instructed your bank, broker, trust or other nominee on how to vote.
If you have any questions about how to vote or direct a vote in respect of your shares, you may contact the Treasurer and Chief Financial Officer of OurPet’s, Scott R. Mendes, at (440) 354-6500, x109.
The obligations of OurPet’s and Parent to complete the merger are subject to the satisfaction or waiver of multiple conditions. As more fully described in the attached notice of special meeting and the accompanying proxy statement, the principal business to be addressed at the special meeting is the approval of the merger and the transactions contemplated by the merger agreement. We urge you to read the proxy statement, including any documents incorporated by reference and its annexes, carefully and in its entirety, as it provides a detailed description of the merger agreement, the merger, and the transactions contemplated by the merger agreement.
On behalf of the directors and management of OurPet’s, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.
Sincerely,
Dr. Steven Tsengas
Chairman of the Board, President and Chief Executive Officer
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger agreement or the merger, or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
This proxy statement is dated February 13, 2019 and is first being mailed or otherwise delivered to OurPet’s shareholders on or about February 14, 2019.

Notice of Special Meeting of Shareholders
February 13, 2019
Time and Date:	March 7, 2019 at 10:00 A.M.
Place:	OurPet’s Company headquarters located at 1300 East Street, Fairport Harbor, Ohio 44077
Record Date:	February 1, 2019
Items to be Voted On:
1.
A proposal to approve the merger and the other transactions contemplated by the agreement and plan of merger (merger agreement), dated as of December 18, 2018, among OurPet’s Company (the company or OurPet’s), Paws Merger Parent, LLC (Parent), and Paws Merger Sub, Inc. (Merger Sub), pursuant to which Merger Sub will merge with and into OurPet’s,

2.
A proposal to approve an adjournment of the special meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement, and

3.
To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:	Only shareholders of record at the close of business on February 1, 2019 are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.
How to Vote:
The company’s board of directors is soliciting your proxy to assure that a quorum is present and that your shares of common stock are represented and voted at the special meeting. For information on submitting your proxy, please see the attached proxy statement and enclosed proxy card. If you later decide to vote in person at the special meeting, information is also provided on revoking your proxy prior to the special meeting.
YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT YOUR PROXY AS DESCRIBED IN THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE VOTED.

IF YOU HOLD YOUR SHARES OF OUR COMMON STOCK IN “STREET NAME” THROUGH A BANK, BROKER, TRUST OR OTHER NOMINEE, YOUR BANK, BROKER, TRUST OR OTHER NOMINEE WILL NOT BE ABLE TO VOTE YOUR SHARES OF OUR COMMON STOCK UNLESS YOU HAVE PROPERLY INSTRUCTED YOUR BANK, BROKER, TRUST OR OTHER NOMINEE ON HOW TO VOTE.
THE FAILURE TO PROVIDE YOUR BANK, BROKER, TRUST OR OTHER NOMINEE WITH VOTING INSTRUCTIONS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL TO APPROVE THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. FURTHERMORE, YOUR SHARES WILL NOT BE INCLUDED IN THE CALCULATION OF THE NUMBER OF SHARES OF OUR COMMON STOCK PRESENT AT THE SPECIAL MEETING FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT.

Board Recommendations:
The board unanimously recommends that you vote:
1.
FOR the proposal to approve the merger and the other transactions contemplated by the merger agreement, and

2.
FOR the proposal to adjourn the special meeting if necessary or appropriate, to solicit additional proxies.

Contact Information:
If you have any questions about the enclosed voting instruction form or the attached proxy statement or require assistance in voting your shares on the enclosed proxy card, or need additional copies of the OurPet’s proxy materials, please contact our Treasurer and Chief Financial Officer, Scott R. Mendes, at:
1300 East Street
Fairport Harbor, OH 44077
(440) 354-6500, x109

By Order of the Board of Directors,
Dean S. Tsengas
Corporate Secretary

SUMMARY
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached annexes, including but not limited to the merger agreement which is attached as Annex A, and the other documents to which we have referred you.
Parties To The Merger
OurPet’s Company (OurPet’s or the company)
1300 East Street
Fairport Harbor, Ohio 44077
(800) 565-2695
OurPet’s manufactures, distributes, designs, markets, and sells a broad line of innovative, high-quality accessory and consumable pet products in the U.S. and overseas.
Paws Merger Parent, LLC (Parent)
c/o Hyper Pet LLC
1315 W. MacArthur, Building 300
Wichita, Kansas 67217
(800) 456-5778
Paws Merger Parent, LLC is a Delaware limited liability company that was formed by Hyper Pet LLC (Hyper Pet) solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Hyper Pet has been a leading pet hardgoods and treats company for over 30 years.
Paws Merger Sub, Inc. (Merger Sub)
c/o Hyper Pet LLC
1315 W. MacArthur, Building 300
Wichita, Kansas 67217
(800) 456-5778
Merger Sub was formed by Parent solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement.
The Merger
On December 18, 2018, OurPet’s entered into an agreement and plan of merger to be acquired by Parent through Parent’s wholly-owned subsidiary, Merger Sub. Subject to the terms and conditions of the merger agreement, Merger Sub will merge with and into OurPet’s and OurPet’s will continue as the surviving corporation and a wholly-owned subsidiary of Parent and indirect subsidiary of Hyper Pet. As a result of the merger, our shareholders will have the right to receive $1.00 in cash without interest and less any applicable withholding taxes, for each share of stock of OurPet’s that they own immediately prior to the effective time of the merger.
Certain Effects of the Merger
If the proposal to approve the merger agreement is approved by our shareholders and the other closing conditions under the merger agreement have been satisfied or waived, OurPet’s will become a wholly-owned subsidiary of Parent, and our stock will no longer be publicly traded. Our stock will no longer be traded on the OTCQX and will be deregistered under the Securities Exchange Act of 1934 (the Exchange Act), and we will no longer file periodic reports with the SEC.
The Special Meeting
The special meeting of shareholders will be held on March 7, 2019 at 10:00 a.m. at our headquarters at 1300 East Street, Fairport Harbor, Ohio 44077. At the special meeting, you will be asked to, among other things, consider and vote on the proposal to approve the merger and the other transactions contemplated by the merger agreement. For more information on the special meeting, including how to vote your shares of our stock, please see the discussion in the section entitled “The Special Meeting” beginning on page 23 of this proxy statement.
Shareholders Entitled to Vote: Vote Required to Approve the Merger
You may vote at the special meeting if you were a holder of record of shares of our stock as of the close of business on February 1, 2019, which is the record date for the special meeting. You will be entitled to one vote for each share of OurPet’s stock that you held and owned as of the record date. As of the record date, there were 20,066,180 shares of our common stock issued and outstanding and entitled to vote at the special meeting. The approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our stock entitled to vote on the matter.
How To Vote
Shareholders of record have a choice of voting by completing a proxy card and mailing it in the prepaid envelope provided, through the internet website listed on your proxy card or by attending the special meeting and voting in person. The internet voting facilities for shareholders of record will close at 11:59 p.m. Eastern Time on the day before the special meeting.
If you wish to vote by proxy and your shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your shares of our stock, your bank, broker, trust or other nominee will not be able to vote your shares at the special meeting.
If you wish to vote in person at the special meeting and your shares are held in the name of a bank, broker, trust or other holder of record, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting.
YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing shares of our stock will be mailed to shareholders if the merger is completed.
For more information regarding the procedure for delivering your proxy, please see the discussion in the sections entitled “The Special Meeting — How to Vote,” beginning on page 25, and “The Special Meeting — Solicitation of Proxies,” beginning on page 26, of this proxy statement. If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement, the enclosed proxy card, or voting instructions, please call our Treasurer and Chief Financial Officer, Scott R. Mendes, at (440) 354-6500, x109.
Recommendations Of The Board; Reasons For Recommending The Approval Of The Merger
After careful review and consideration, the board unanimously (i) determined that it is advisable, fair to, and in the best interests of OurPet’s and our shareholders to enter into the merger agreement, (ii) determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of OurPet’s and our shareholders, (iii) approved the merger agreement and the consummation by OurPet’s of the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth in the merger agreement, (iv) directed that the merger, on the terms set forth in the merger agreement, be submitted to our shareholders for consideration at a special meeting, and (v) recommended that our shareholders approve the merger and the other transactions contemplated by the merger agreement.
The board unanimously recommends that you vote for the proposal to approve the merger and the other transactions contemplated by the merger agreement and for the proposal to adjourn the special meeting if necessary or appropriate, including to solicit additional proxies.

For a discussion of material factors that the board considered in determining to recommend the approval of the merger by our shareholders, please see the discussion in the section entitled “The Merger — Reasons for Recommending the Approval of the Merger” beginning on page 35 of this proxy statement.
Opinion Of Our Financial Advisor
The special committee of the board formed to review and consider the merger retained Boenning & Scattergood, Inc. (Boenning) to act as its financial advisor in connection with the proposed merger. On December 14, 2018, at a meeting of our board, Boenning delivered to the board an oral opinion, confirmed by delivery of a written opinion to the special committee of the board, dated December 14, 2018, to the effect that, based upon and subject to limitations and qualifications set forth in the opinion, the $1.00 per share in cash to be received by our shareholders pursuant to the merger agreement is fair, from a financial point of view, to our shareholders.
The full text of Boenning’s written opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Boenning, is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference. We encourage you to read this opinion carefully in its entirety. The opinion is directed to the special committee of our board and addresses only the fairness, from a financial point of view, of the $1.00 per share in cash to be received by our shareholders (other than shares contributed to Parent immediately prior to the merger by certain shareholders) pursuant to the merger agreement. Boenning’s opinion does not constitute a recommendation as to how any holder of shares of our stock should vote with respect to the merger or any other matter.
Market Price And Dividend Data
The common stock of OurPet’s trades on the OTCQX under the symbol “OPCO.” On December 18, 2018, the last full trading day prior to the public announcement of the merger, the closing price of our common stock was $0.65 per share. On February 11, 2019, the last practicable trading day prior to the date of this proxy statement, the closing price for our common stock was $0.99 per share.
Consequences If The Merger Is Not Completed
If the proposal to approve the merger and the other transactions contemplated by the merger agreement is not approved by the holders of shares representing a majority of our outstanding shares of stock entitled to vote, or if the merger is not completed for any other reason, you will not receive any consideration for your shares of our stock. Instead, we will remain a public company, and our stock will continue to be traded on the OTCQX and registered under the Exchange Act.
In addition, upon termination of the merger agreement under specified circumstances, OurPet’s would be obligated to pay Parent a termination fee of $750,000. There is no reverse termination fee in the event that Parent elects not to consummate the merger. For more information please see the discussion in the section entitled “The Merger Agreement — Termination Fee” beginning on page 65 of this proxy statement.
Interests Of Directors And Officers In The Merger
In considering the recommendation of the board that you vote for the proposals to be considered and voted on at the special meeting, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of our shareholders generally. These interests may present our directors and executive officers with actual or potential conflicts of interest as described in the section entitled “The Merger—Interests of Directors and Officers in the Merger” beginning on page 45 of this proxy statement. The board was aware of these interests and considered them, among other matters, in reaching its decision to approve the merger agreement and recommend that our shareholders approve the merger and the other transactions contemplated by the merger agreement.
Voting And Support Agreement
Certain shareholders of OurPet’s, specifically, Dr. Steven Tsengas, Konstantine (Dean) S. Tsengas, Joseph T. Aveni, Nick Tsengas, PZ Holdings Ltd. (formerly known as Pet Zone Products Ltd.), Capital One

Partners, LLC, Nottingham Ventures, Ltd., Spirk Ventures, and Ltd., LJR Limited Partnership, which collectively hold approximately 54.6% of our common stock as of the record date, have entered into a voting and support agreement with Parent pursuant to which the shareholders agreed to vote in favor of the merger and the transactions contemplated by the merger agreement, unless our board makes an adverse recommendation change that results in termination of the merger agreement, and to vote against a takeover proposal or other action that would prevent consummation of the merger, unless a voting shareholder does so pursuant to a fiduciary duty.
Conditions Precedent To The Merger
Each party’s obligations to complete the merger are subject to the satisfaction or waiver (where permitted) of the following conditions:
•
our shareholders will have approved the merger, and

•
no law and no order, injunction or decree, whether preliminary, temporary or permanent, will be in effect that prevents, makes illegal or prohibits the consummation of the merger.

The obligations of OurPet’s to effect the merger are also subject to the satisfaction or waiver by us of the following additional conditions:
•
the representations and warranties of Parent and Merger Sub must be true and correct in the manner described in the section entitled “The Merger Agreement — Conditions to the Merger,”

•
Parent and Merger Sub must have performed in all material respects all agreements and covenants required by the merger agreement to be performed by them on or prior to the effective time of the merger,

•
since the date of the merger agreement, no fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a parent material adverse effect (as defined in the section entitled “The Merger Agreement — Material Adverse Effect; Parent Material Adverse Effect”) shall have occurred and be continuing, and

•
all necessary consents and waivers from third parties in connection with the consummation of the merger and the other transactions contemplated by the merger agreement must have been obtained from third parties.

The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction or waiver by Parent of the following additional conditions:
•
the representations and warranties of OurPet’s must be true and correct in the manner described in the section entitled “The Merger Agreement — Conditions to the Merger,”

•
OurPet’s must have performed in all material respects all agreements and covenants required by the merger agreement to be performed by it on or prior to the effective time of the merger,

•
since the date of the merger agreement, no fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a company material adverse effect (as defined in the section entitled “The Merger Agreement — Material Adverse Effect; Parent Material Adverse Effect”) shall have occurred and be continuing,

•
all necessary consents and waivers from third parties in connection with the consummation of the merger and the other transactions contemplated by the merger agreement must have been obtained,

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no more than five percent of the holders of the issued and outstanding shares of common stock of OurPet’s shall have elected to, or continue to have a right to, exercise dissenters’ rights under the Colorado Business Corporation Act (CBCA),

•
Parent must have received a certificate executed by an executive officer of OurPet’s certifying that OurPet’s is not a “United States real property holding corporation” within the meaning of Section 897(c) of the Internal Revenue Code of 1986, as amended (the Code),

•
each of the parties to the contribution and unit subscription agreement and the voting and support agreement will not have repudiated and will have complied with all their material obligations under the agreements,

•
Parent will have received payoff letters executed by the lenders of OurPet’s setting forth all amounts (including principal and accrued but unpaid interest) necessary to repay in full any indebtedness through the closing of the merger,

•
Parent will have received documentation demonstrating that immediately prior to the merger effective time, OurPet’s has a minimum net working capital of  $1,300,000 and does not have unpaid transaction expenses in excess of  $1,425,000,

•
OurPet’s will not have any issued and outstanding shares of preferred stock,

•
OurPet’s will have dissolved Series OP of NMS Insurance Company and OurPet’s DISC, Inc.,

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the following agreements will have been terminated: (i) registration rights agreement dated January 3, 2006 by and among OurPet’s, Pet Zone Products Ltd. and certain other parties and (ii) voting agreement dated January 3, 2006 by and among OurPet’s, Steven Tsengas, Evangelia S. Tsengas, Dean S. Tsengas, Nicholas S. Tsengas, Senk Properties LLC, Joseph T. Aveni, Carl Fazio, Jr., John G. Murchie, Pet Zone Products Ltd., Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd. and Spirk Ventures, Ltd., and

•
OurPet’s will have filed all reports, statements, certifications and other documents as required by the SEC, including, if applicable, its Form 10-K for the fiscal year ending December 31, 2018.

Financing
The consummation of the merger is conditioned upon Parent and Merger Sub obtaining the necessary funds in order to pay the merger consideration to all the shareholders. We anticipate that the total amount of funds necessary to pay all of the merger consideration to our shareholders will be approximately $19.0 million. The payment of the merger consideration by Parent will be funded through a combination of equity commitments and debt.
Restriction On Solicitation Of Competing Offers
Under the merger agreement, OurPet’s was required to cease any discussions related to other acquisition proposals as of the date the merger agreement was signed. After that date, OurPet’s is not permitted, directly or indirectly, to solicit acquisition proposals that compete with the proposed merger.
OurPet’s may, however, prior to the approval of the merger agreement by our shareholders, participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to OurPet’s or any of our subsidiaries or afford access to the business, properties, assets, employees, books or records of OurPet’s or any of our subsidiaries to any person regarding a written unsolicited bona fide acquisition proposal that did not result from a breach of any of our obligations under the merger agreement concerning the solicitation of acquisition proposals. Under these circumstances, our board may take these actions and make these disclosures if our board determines, in good faith, after consultation with OurPet’s outside legal advisor (and any other advisor our board chooses to consult), that the unsolicited company acquisition proposal constitutes, or is reasonably expected to lead to, a superior proposal and that the participation in the negotiations or discussions is consistent with the board’s fiduciary duties.
Termination Of The Merger Agreement
In general, the merger agreement may be terminated at any time prior to the effective time of the merger in the following ways:
•
by mutual written consent of Parent and OurPet’s,

•
by either OurPet’s or Parent if:

 –
The merger is not consummated on or before April 30, 2019; provided, however, that the right to terminate is not available to any party whose willful and material breach of a representation, warranty or covenant in the merger agreement has been a principal cause of the failure of the merger to be consummated,

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a legal restraint preventing the merger has become final and nonappealable, or

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our shareholders fail to approve the merger and the merger agreement at the special meeting,

•
by OurPet’s if:

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Parent or Merger Sub breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition precedent to the obligations of OurPet’s to consummate the merger, and (ii) is incapable of being cured, or is not cured, by Parent and Merger Sub within 30 calendar days following written notice of the breach from OurPet’s,

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prior to the approval of the merger and the merger agreement by our shareholders at the special meeting, our board changes its recommendation of the merger and authorizes OurPet’s to enter into a definitive agreement pursuant to a superior proposal, OurPet’s is in compliance with its obligations under the provisions of the merger agreement restricting the solicitation of competing proposals, and OurPet’s pays Parent a termination fee of $750,000, or

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all of the conditions to the obligations of Parent and Merger Sub to consummate the merger have been satisfied, and Parent and Merger Sub do not receive the proceeds of their financing on the terms provided for in the debt and equity commitment letters or any alternative financing, and as a result, is unable to consummate the merger.

•
by Parent if:

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OurPet’s breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition precedent to the obligations of Parent or Merger Sub to consummate the merger, and (ii) is incapable of being cured, or is not cured, by OurPet’s within 30 calendar days following written notice of the breach from Parent,

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our board changes its recommendation of the merger or announces that it will enter into an agreement with respect to a takeover proposal,

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OurPet’s fails to deliver to Parent and Merger Sub the voting and support agreement, or

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any party (other than Parent or Merger Sub) to the voting and support agreement or the contribution and unit subscription agreement breaches either agreement.

Dissenters’ Rights
If you are a shareholder of OurPet’s and you follow certain steps under Colorado law (including, but not limited to, not voting in favor of the merger), you will have the right to assert dissenters’ rights and obtain payment of the “fair value” of your shares of common stock of OurPet’s following the consummation of the merger, as more thoroughly described under Title 7, Article 113 of the CBCA.
Failure to strictly comply with the procedure for exercising dissenters’ rights outlined in the CBCA will result in loss of the right to dissent and obtain payment of the “fair value” of your shares of common stock. Please note, for example, that merely not voting in favor of the merger is not sufficient to perfect your dissenters’ rights under the CBCA. Also, please note that if you hold shares in the name of a bank, broker, trust or other nominee, you must instruct your bank, banker, trust or other nominee to take the steps necessary to enable you to assert the dissenters’ rights associated with your shares.

Annex C to this proxy statement contains the full text of Title 7, Article 113 of the CRS, which governs dissenters’ rights. We encourage you to read these provisions carefully and in their entirety and consult with an attorney regarding these provisions, as failure to timely comply with the procedures set forth in the CRS will result in a loss of your dissenters’ rights. For more information, please see the discussion in the section entitled “Dissenters’ Rights” beginning on page 68 of this proxy statement.
Material U.S. Federal Income Tax Consequences Of The Merger
The receipt of cash by you for your shares of OurPet’s stock in the merger generally will be a fully taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder (as that term is defined below in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 48 of this proxy statement) who receives cash in exchange for shares of our stock in the merger will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the shares converted into the right to receive cash in the merger. Gain or loss will be determined separately for each block of shares of our stock (that is, shares acquired for the same cost in a single transaction). You should refer to the discussion in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 48 of this proxy statement and consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the merger.
ADDITIONAL INFORMATION
You can find more information about OurPet’s in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. For more information please see the discussion in the section entitled “Where You Can Find More Information” beginning on page 76 of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting of shareholders and the merger. These questions and answers do not address all questions that may be important to you as an OurPet’s shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the other documents referred to in this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
On December 18, 2018, OurPet’s entered into the merger agreement with Parent and Merger Sub. You are receiving this proxy statement in connection with the solicitation of proxies by the board in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement and the other proposals described in this proxy statement.

Q:
What is the proposed merger and what effects will it have on OurPet’s?

A:
In connection with the proposed merger, subject to the satisfaction of the terms and conditions set forth in the merger agreement, Parent would acquire OurPet’s via a merger with Merger Sub (its wholly-owned subsidiary). If the proposal to approve the merger agreement is approved by our shareholders, and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into OurPet’s, with OurPet’s continuing as the surviving corporation. As a result of the merger, OurPet’s will become a wholly-owned subsidiary of Parent, and OurPet’s common stock will no longer be publicly traded. In addition, OurPet’s common stock will no longer be traded on the OTCQX and will be deregistered under the Securities Exchange Act of 1934 (the Exchange Act), and OurPet’s will no longer file periodic reports with the SEC.

Q:
As a shareholder, what will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive, in exchange for each share of OurPet’s common stock that you own immediately prior to the effective time of the merger $1.00 in cash, without interest and less any required withholding taxes, unless you have exercised your appraisal rights discussed elsewhere in this proxy statement. It is a condition to the merger that each share of preferred stock be converted into shares of common stock prior to closing.

The receipt of cash by you for your shares of OurPet’s common stock pursuant to the merger generally will be a fully taxable transaction for U.S. federal income tax purposes. Please see the discussion in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 48 of this proxy statement for a more detailed description of the U.S. federal income tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your U.S. federal, state, local and foreign taxes.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a proxy, to vote your shares of OurPet’s common stock. The written document describing the matters to be considered and voted on at the special meeting is called a proxy statement. The document used to designate a proxy to vote your shares of OurPet’s stock is called a proxy card.

Q:
When and where will the special meeting of shareholders be held?

A:
The special meeting of shareholders will be held on March 7, 2019 at 10:00 AM at the company’s corporate headquarters located at 1300 East Street, Fairport Harbor, Ohio 44077.

Q:
Who may vote at the special meeting?

A:
Our record date for the special meeting is February 1, 2019. Only holders of our common stock as of the close of business on February 1, 2019 are entitled to vote. Each share of common stock is entitled to one vote. As of the close of business on the record date, there were 20,066,180 shares of our common stock outstanding and entitled to vote at the special meeting. Each share of common stock is entitled to one vote per share on each matter properly brought before the special meeting.
Q:
May I attend the special meeting and vote in person?

A:
Yes. All shareholders as of the record date may attend the special meeting and vote in person. Seating will be limited. OurPet’s shareholders who wish to attend the special meeting may be asked to present valid photo identification. Please note that if you hold your shares in “street name,” you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. If you wish to vote in person at the special meeting you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting. No cameras, sound or video recording devices or any similar equipment, or the distribution of any printed materials, will be permitted at the special meeting without our approval. Even if you plan to attend the special meeting in person, we urge you to complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the special meeting. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Q:
What am I voting on?

A:
Proposal 1 — A proposal to approve the merger and the other transactions contemplated by the merger agreement.

Proposal 2 — A proposal to adjourn the special meeting to a later date or time if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement.
Q:
What vote is required to approve each of the proposals?

A:
The proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of OurPet’s common stock entitled to vote on that matter. As of the close of business on the record date, there were 20,066,180 shares of our common stock outstanding and entitled to vote at the special meeting. Accordingly, the affirmative vote of 10,033,091 shares of common stock is required to approve the merger. Abstentions and failures to vote will have the same effect as votes against the proposal to approve the merger and the other transactions contemplated by the merger agreement. Parent and certain officers and directors of the company have entered into a voting and support agreement, under which the officers and directors are contractually committed to vote their shares, which represent 54.6% of our outstanding common stock as of the record date, in favor of the merger, subject to the terms and conditions of the agreement. For more information, please see the discussion in the section entitled “The Merger — Voting and Support Agreement” beginning on page 47 of this proxy statement.

The approval of the proposal to adjourn the special meeting if necessary or appropriate requires the affirmative vote of a majority of the votes cast at the special meeting on that proposal. In addition, even if a quorum is not present at the special meeting, the affirmative vote of a majority of the votes cast at the special meeting may adjourn the meeting to another place, date or time. In either case, the adjourned meeting may take place without further notice other than by an announcement made at the special meeting unless the meeting is adjourned to a date more than 120 days after the meeting date, in which case a new record date will be set and a new notice will be given to each shareholder of record entitled to vote at the special meeting. Abstentions will have no effect on the outcome of this proposal, although the applicable shares will count as present for purposes of determining a quorum.

Q:
How does the board recommend that I vote on the proposals?

A:
After careful review and consideration, the board unanimously (i) determined that it was advisable, fair to, and in the best interests of OurPet’s and our shareholders to enter into the merger agreement, (ii) determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of OurPet’s and our shareholders, (iii) approved the merger agreement and the consummation by OurPet’s of the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth in the merger agreement, (iv) directed that the merger, on the terms set forth in the merger agreement, be submitted to our shareholders for consideration at a special meeting, and (v) recommended that our shareholders approve the merger and the other transactions contemplated by the merger agreement.

The board unanimously recommends that you vote for the proposal to approve the merger and the other transactions contemplated by the merger agreement and for the proposal to adjourn the special meeting if necessary or appropriate, including to solicit additional proxies.
For a discussion of material factors that the board considered in determining to recommend the approval of the merger by our shareholders, please see the discussion in the section entitled “The Merger — Reasons for Recommending the Approval of the Merger” beginning on page 35 of this proxy statement. In addition, in considering such recommendation, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of our shareholders generally. For more information please see the discussion in the section entitled “The Merger — Interests of Directors and Officers in the Merger” beginning on page 45 of this proxy statement.
Q:
What will constitute a quorum and what effect do abstentions and broker non-votes have on the voting on the proposals?

A:
As of the record date, 20,066,180 shares of our common stock were outstanding. A majority of the outstanding shares entitled to vote on the matters to be acted upon, whether present or represented by proxy, constitutes a quorum for the purpose of conducting the special meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions will be counted to determine whether or not a quorum is present. There can be no “broker non-votes” on either proposal. Because the proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of a majority of the shares outstanding and entitled to vote at the special meeting, abstentions will count against this proposal. Because the proposal to adjourn the special meeting requires the affirmative vote of a majority of the votes cast at the special meeting on that proposal, abstentions will have no effect on the outcome of the proposal.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the annexes attached to this proxy statement, please vote your shares in one of the ways described below as soon as possible. You will be entitled to one vote for each share of our common stock that you held and owned as of the record date.

Please do not send your stock certificates with your proxy card.
Q:
How do I vote if I am a shareholder of record?

A:
If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc. (Transfer Online), you are considered, with respect to those shares, to be the “shareholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by or on behalf of OurPet’s. You may vote by:

•
submitting your proxy by completing, signing and dating each proxy card you receive and returning it by mail in the enclosed prepaid envelope,

•
submitting your proxy through the internet voting instructions printed on each proxy card you receive, or

•
appearing in person at the special meeting and voting by ballot.

If you are submitting your proxy through the internet, your voting instructions must be received by 11:59 p.m. Eastern Time on the day before the special meeting.
Submitting your proxy by mail or through the internet will not prevent you from voting in person at the special meeting. We encourage you to submit a proxy by mail or through the internet even if you plan to attend the special meeting in person, to ensure that your shares are represented at the special meeting.
If you submit your proxy, but do not indicate how you wish to vote for a proposal, your shares will be voted for that proposal.
Q:
How do I vote if my shares are held in “street name” by a bank, broker, trust or other nominee?

A:
Your bank, broker, trust or other nominee will not have the power to vote your shares at the special meeting unless you provide instructions to your bank, broker, trust or other nominee on how to vote. You should instruct your bank, broker, trust or other nominee on how to vote your shares with respect to the proposals using the instructions provided by your bank, broker, trust or other nominee.

Q:
What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:
If you hold your shares of our common stock in “street name” through a bank, broker, trust or other nominee, your bank, broker, trust or other nominee will not be able to vote your shares unless you have properly instructed your bank, broker, trust or other nominee on how to vote. Because the proposal to approve the merger and the other transactions contemplated by the merger agreement require the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement but will have no effect on the other proposal to be considered at the special meeting. Furthermore, your shares will not be included in the calculation of the number of shares present at the special meeting for purposes of determining whether a quorum is present.

Q:
May I change my vote after I have mailed my proxy card?

A:
Yes. You can revoke your proxy at any time before the applicable vote at the special meeting. If you are the shareholder of record of your shares, you may revoke your proxy by:

•
submitting another properly completed proxy with a later date,

•
submitting another proxy to vote your shares via the internet, in accordance with the instructions on your proxy card, at or before 11:59 p.m. Eastern Time on the day prior to the special meeting,

•
sending a written notice that you are revoking your proxy to our corporate secretary, Konstantine (Dean) S. Tsengas, at 1300 East Street, Fairport Harbor, Ohio 44077, or

•
attending the special meeting and give notice to the inspector of election that you intend to vote your shares in person.

If you hold shares in “street name,” you may submit new voting instructions or revoke your voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your voting instructions by attending the special meeting and voting in person, although attendance at the special meeting will not, by itself, revoke a proxy. In order to change your vote in person at the special meeting, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting.
All properly submitted proxies received by us before the special meeting that are not properly revoked or changed prior to being exercised at the special meeting will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided with respect to any proposal, for such proposal.

Q:
Who will count the vote?

A:
Scott R. Mendes, our Treasurer and Chief Financial Officer, will tabulate the votes and review the vote count as inspector of election.

Q:
What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, it means that you hold shares of our stock that are registered in the name of more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to submit your proxies to vote all of your shares by signing, dating and mailing in each proxy card you receive or through the internet using the different vote control number(s) on each proxy card.

Q:
What happens if I sell my shares of OurPet’s before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the effective time of the merger. If you owned shares of our common stock as of the close of business on the record date but transfer your shares prior to the special meeting, unless special arrangements are made (such as the provision of a proxy) between you and the person to whom you sell or otherwise transfer your shares and each of you notifies OurPet’s in writing, you will retain your right to vote at the special meeting, but the right to receive the merger consideration will pass to the person who holds your shares immediately prior to the effective time of the merger. Even if you sell or otherwise transfer your shares after the record date, we encourage you to sign, date and return the enclosed proxy card in the prepaid envelope provided.

Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the merger?

A:
Yes. Our shareholders are entitled to dissenters’ rights. For more information please see the discussion in the section entitled “Dissenters’ Rights” beginning on page 68 of this proxy statement.

Q:
If I hold my shares in certificated form, should I send in my stock certificates now?

A:
No. Shortly after the merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your stock certificates. You must return your stock certificates in accordance with these instructions in order to receive the merger consideration. Please do not send in your stock certificate(s) now.

Q:
If I hold my shares in book-entry form, how will I receive my merger consideration?

A:
The merger agreement provides that, as promptly as possible and in no event later than the second business day after the effective time of the merger, OurPet’s will cause the paying agent to mail you a letter of transmittal and instructions for surrendering your shares in exchange for payment of your merger consideration. Upon surrender of your shares and your delivery to the paying agent of a duly executed letter of transmittal in proper form, you will be entitled to receive the portion of the aggregate merger consideration payable to you pursuant to the merger, without interest and less any required withholding taxes.

Q:
When is the merger expected to be completed?

A:
We are working with Parent and Hyper Pet to complete the merger as quickly as possible. The merger is subject to, among other customary closing conditions, the approval of our shareholders. The merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived). We currently expect to complete the merger in March 2019, but cannot predict the exact timing of the merger. For more information please see the discussion in the section entitled “The Merger Agreement — Conditions to the Merger” beginning on page 61 of this proxy statement.

Q:
What happens if the merger is not completed?

A:
If the proposal to approve the merger and the other transactions contemplated by the merger agreement is not approved by the holders of a majority of the outstanding shares of our common stock entitled to vote on the matter, or if the merger is not completed for any other reason, you would not receive any consideration for your shares of our stock. Instead, we would remain a public company, and our common stock would continue to be registered under the Exchange Act and traded on the OTCQX. We expect that our management will operate our business in a manner similar to how it is being operated today and that holders of shares of our stock will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of our stock. Under certain circumstances, if the merger is not completed, we may be obligated to pay Parent a termination fee. For more information please see the discussion in the section entitled “The Merger — Consequences if the Merger is Not Completed” beginning on page 47 of this proxy statement.

Q:
Have any shareholders already agreed to approve the merger?

A:
Yes. Several of our significant shareholders representing approximately 54.6% of our outstanding common stock as of the record date have entered into a voting and support agreement with Parent pursuant to which they agreed to vote in favor of the merger and the transactions contemplated by the merger agreement, unless our board has validly terminated the merger agreement. For more information please see the discussion in the section entitled “The Merger — Voting and Support Agreement” beginning on page 47 of this proxy statement.

Q:
Do you expect the merger to be taxable to me?

A:
The receipt of cash by you for your shares of OurPet’s common stock pursuant to the merger generally will be a fully taxable transaction for U.S. federal income tax purposes. For a more detailed description of the U.S. federal income tax consequences of the merger, please see the discussion in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 48 of this proxy statement. You should consult your own tax advisor for a full understanding of how the merger will affect your U.S. federal, state, local and foreign taxes.

Q:
Where can I find more information about OurPet’s?

A:
We file periodic reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. For more information please see the discussion in the section entitled “Where You Can Find More Information” beginning on page 76 of this proxy statement.

Q:
Who can help answer my questions?

A:
For additional questions about the merger or the merger agreement, assistance in submitting proxies or voting shares of our stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our Treasurer and Chief Financial Officer, Scott R. Mendes, at (440) 354-6500, x109.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “predict,” “estimate,” “target,” “project,” “intend,” or similar expressions. For each of these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements include, among others, statements regarding our current expectations, estimates and projections about future events and financial trends affecting the financial condition and operations of our business and the merger, including our ability to close the merger. These statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. You should not rely solely on the forward-looking statements and should consider all uncertainties and risks throughout this document. Forward-looking statements are only predictions and not guarantees of performance and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events.
Although we believe that the expectations, estimates and projections reflected in the forward-looking statements are based on reasonable assumptions when they are made, we can give no assurance that these expectations, estimates and projections can be achieved. We believe the forward-looking statements in this proxy statement are reasonable; however, you should not place undue reliance on any forward-looking statements, as they are based on current expectations. Future events and actual results may differ materially from those discussed in the forward-looking statements. Factors that could cause actual results to differ materially from our expectations include, but are not limited to:
•
our ability to complete the merger,

•
any other proposals that may or may not arise,

•
any event, change or circumstance that might give rise to the termination of the merger agreement,

•
the effect of the proposed merger on our relationships with our customers, operating results and business generally,

•
the risk that the merger will not be consummated in a timely manner,

•
the failure to receive, on a timely basis or otherwise, approval of the merger, and the other transactions contemplated by the merger agreement, by our shareholders,

•
the failure of one or more conditions to the closing of the merger to be satisfied,

•
risks arising from the merger’s diversion of management’s attention from our ongoing business operations,

•
risks that our stock price may decline significantly if the merger is not completed,

•
our ability to implement our business plan, grow earnings and improve returns on investment,

•
the challenges of integrating, retaining, and hiring key personnel,

•
wholesale and retail competition,

•
our ability to satisfy our debt obligations, including compliance with financial covenants,

•
litigation risks,

•
other risks, cautionary statements and uncertainties set forth in our filings with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual reports on Form 10-K and quarterly reports on Form 10-Q and other SEC filings,

•
various other matters, many of which are beyond our control, and

•
other factors that we are currently unable to identify or quantify, but may exist in the future.

We caution that these risk factors are not exclusive. We do not undertake to update any forward-looking statements that may be made from time to time by or on behalf of us except as required by law. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations and also could cause actual results to differ materially from those included, contemplated or implied by the forward-looking statements made in this proxy statement, and you should not consider any of the above list of factors to be a complete set of all potential risks or uncertainties. All subsequent written or oral forward-looking statements concerning the merger or the other transactions contemplated by the merger agreement or other matters addressed in this proxy statement and attributable to OurPet’s or any person acting on our behalf are expressly qualified in their entirety by (i) the cautionary statements contained or referred to in this section of this proxy statement, (ii) the other information contained or incorporated by reference in this proxy statement, and (iii) the information contained under the caption “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q or other periodic reports that we have filed with Securities and Exchange Commission (SEC).

PARTIES TO THE MERGER
OurPet’s Company (OurPet’s or the company)
1300 East Street
Fairport Harbor, Ohio 44077
(440) 354-6500
OurPet’s Company develops and markets proprietary products for improving the health, safety, comfort and enjoyment of pets under the OurPet’s® and Pet Zone® brands. Our dual-brand strategy is focused on OurPets® for the Pet Specialty channel and PetZone® for the food, drug and mass retail channels. We sell approximately 1,000 products for dogs, cats and birds. Products are marketed under the OurPet’s®, Pet Zone®, Flappy®, SmartScoop®, Ecopure Naturals®, Play-N-Squeak®, Durapet®, Clipnosis®, Go!Cat!Go!®, Festiva®, Cosmic Pet™, Intelligent Pet Care®, and Switchgrass BioChar® Natural Cat Litter labels to domestic and international customers.
Paws Merger Parent, LLC (Parent)
c/o Hyper Pet LLC
1315 W. MacArthur, Building 300
Wichita, Kansas 67217
(800) 456-5778
Paws Merger Parent, LLC is a Delaware limited liability company that was formed by Hyper Pet LLC (Hyper Pet), a Delaware limited liability company, solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Hyper Pet is a leading pet hardgoods and treats company. Hyper Pet is wholly owned by GRAC Holdings LLC (GRAC), a Delaware limited liability company and holding company affiliated with Guardian Capital Partners, LLC (Guardian), a Delaware limited liability company and private investment firm. The owners of membership units of GRAC are contributing a portion of the equity required to finance the merger. Certain shareholders of OurPet’s also will contribute “rollover” equity to GRAC toward the financing of the merger.
Paws Merger Sub, Inc. (Merger Sub)
c/o Hyper Pet LLC
1315 W. MacArthur, Building 300
Wichita, Kansas 67217
(800) 456-5778
Paws Merger Sub, Inc. is a Delaware corporation and wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement.

THE SPECIAL MEETING
We are furnishing this proxy statement as part of the solicitation of proxies by our board for use at the special meeting and any adjournments or postponements of the meeting.
DATE, TIME AND PLACE OF THE SPECIAL MEETING
The special meeting will be held on March 7, 2019 at 10:00 AM at the OurPet’s headquarters located at 1300 East Street, Fairport Harbor, Ohio 44077.
OurPet’s shareholders who wish to attend the special meeting may be asked to present valid photo identification. Please note that if you hold your shares in “street name,” you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting, and if you wish to vote in person at the special meeting you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting. Neither cameras, sound or video recording devices or any similar equipment, nor the distribution of any printed materials, will be permitted at the special meeting without our approval.
PURPOSE OF THE SPECIAL MEETING
At the special meeting, our shareholders of record will be asked to consider and vote on:
1.
a proposal to approve the merger and the other transactions contemplated by the merger agreement,

2.
a proposal to adjourn the special meeting to a later date or time if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement, and

3.
such other business as may properly come before the meeting or any adjournment thereof.

RECOMMENDATION OF THE BOARD
After careful review and consideration, our board unanimously (i) determined that it was advisable, fair to, and in the best interests of OurPet’s and our shareholders to enter into the merger agreement, (ii) determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of OurPet’s and our shareholders, (iii) approved the merger agreement and the consummation by OurPet’s of the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth in the merger agreement, (iv) directed that the merger, on the terms set forth in the merger agreement, be submitted to our shareholders for consideration at a special meeting, and (v) recommended that our shareholders approve the merger and the other transactions contemplated by the merger agreement.
Accordingly, the board unanimously recommends you vote for the proposal to approve the merger and the other transactions contemplated by the merger agreement and for the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement.
SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS OF OURPET’S
At the close of business on the record date, directors and executive officers of OurPet’s and their affiliates were entitled to vote 7,271,961 shares of our common stock, or approximately 36.0% of the shares of our common stock issued and outstanding on that date (based on 20,066,180 shares of common stock outstanding as of the record date, and assuming the exercise of all outstanding options). Our directors and executive officers have informed us that they intend to vote all their shares for the proposal to approve the merger and the other transactions contemplated by the merger agreement and for the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement. In addition, certain officers and directors of the company have entered into a voting and support agreement with Parent, under which the officers and directors have agreed, subject to the terms and conditions of the agreement, to vote their shares in favor of the merger. For more information, please see the discussion in the section entitled “The Merger — Voting and Support Agreement” beginning on page 47 of this proxy statement.
RECORD DATE AND QUORUM
Each holder of record of shares of our common stock as of the close of business on February 1, 2019, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. Only OurPet’s shareholders of record on the record date are entitled to notice of, and to vote at, the special meeting or adjournment of the special meeting. You will be entitled to one vote for each share of common stock that you held and owned as of the record date. As of the record date, there were 20,066,180 shares of our common stock issued and outstanding and entitled to vote at the special meeting. A majority of the outstanding shares entitled to vote on the matters to be voted upon present or represented by proxy, constitutes a quorum for the purpose of the special meeting.
If you are a shareholder of record and you vote your shares by mail or through the internet or if you appear in person at the special meeting, then your shares of OurPet’s common stock will be counted in determining the presence of a quorum. If you are a “street name” holder of shares of OurPet’s common stock and you provide your bank, broker, trust or other nominee with voting instructions, then your shares will be counted in determining the presence of a quorum. If you are a “street name” holder of shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.
In the absence of a quorum, the special meeting may be adjourned or postponed if the number of shares voted in favor of adjourning exceed the number of shares voted against adjourning. A list of OurPet’s shareholders as of the record date will be available for review during the special meeting by any OurPet’s shareholder present at the special meeting.
VOTE REQUIRED FOR APPROVAL
Merger Proposal
The proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal.
Adjournment Proposal
The approval of the proposal to adjourn the special meeting if necessary or appropriate requires the affirmative vote of a majority of the votes cast at the special meeting on the proposal. In addition, if a quorum is not present at the special meeting, shareholders holding a majority of the shares represented at the meeting may adjourn the meeting.
EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
The proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal. Therefore, the failure to vote or the abstention from voting will have the same effect as a vote against the proposal to approve the merger. Abstention from voting will be counted as present for purposes of determining a quorum.
The proposal to adjourn the special meeting if necessary or appropriate requires the affirmative vote of a majority of the votes cast on the proposal. Consequently, abstention from voting will have no effect on the proposal to adjourn the special meeting.

A “broker non-vote” occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at the meeting. Because your bank, broker, trust or other nominee does not have discretionary authority to vote on either proposal at the special meeting, there can be no broker non-votes on either proposal.
HOW TO VOTE
Shareholders of record may cause their shares to be voted by completing a proxy card and mailing it in the prepaid envelope provided or through the internet. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options may be available to you. The internet voting facilities for shareholders of record will close at 11:59 p.m. Eastern Time on the day before the special meeting. If you submit your proxy to vote your shares by mail through the internet, but do not indicate instructions to vote your shares for, against or abstain on the proposal to be voted, your shares will be voted in favor of that proposal. If you indicate abstain on a proposal to be voted, your shares will not be voted on that proposal. If you wish to vote by proxy and your shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your shares, your bank, broker, trust or other nominee will not be able to vote your shares at the special meeting.
If you wish to vote in person at the special meeting and your shares are held in the name of a bank, broker, trust or other holder of record, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting.
If you do not submit a proxy or otherwise vote your shares in any of the ways described above, it will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement, but will have no effect on approval of the proposal to adjourn the special meeting if necessary or appropriate, assuming there is a quorum.
If you have any questions about how to vote or direct a vote in respect of your shares, you may contact our Treasurer and Chief Financial Officer, Scott R. Mendes, at (440) 354-6500, x109.
YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing shares of our common stock will be mailed to shareholders if the merger is completed.
REVOCATION OF PROXIES
Any proxy given by a shareholder of record may be revoked at any time before it is exercised at the special meeting by doing any of the following:
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submitting another properly completed proxy with a later date,

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submitting another proxy to vote your shares through the internet, in accordance with the instructions on your proxy card, at or before 11:59 p.m. Eastern Time on the day prior to the date of the special meeting,

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sending a written notice that you are revoking your proxy to our Corporate Secretary, Konstantine (Dean) S. Tsengas, at 1300 East Street, Fairport Harbor, Ohio 44077, or

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attending the special meeting and giving notice to the inspector of election that you intend to vote your shares in person.

If you hold shares in “street name,” you may submit new voting instructions or revoke your voting instructions by contacting your bank, broker, trust or other nominee. You may also change your vote or revoke your voting instructions by attending the special meeting and voting in person, although attendance at the special meeting will not, by itself, revoke a proxy. To do this you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other holder of record authorizing you to vote at the special meeting.

ADJOURNMENTS AND POSTPONEMENTS
Although it is not currently expected, the special meeting may be adjourned or postponed one or more times to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement. Your shares will be voted on any adjournment proposal in accordance with the instructions indicated in your proxy (or if you did not include for, against or abstain on this proposal, your shares will be voted in favor of this adjournment proposal).
If a quorum is present at the special meeting, the special meeting may be adjourned if there is an affirmative vote of a majority of the votes cast at the special meeting on such proposal. In addition, if a quorum is not present at the special meeting, shareholders holding a majority of the shares represented at the meeting may adjourn the meeting to another place, date or time.
In either case, the adjourned meeting may take place without further notice other than by an announcement made at the special meeting unless the meeting is adjourned to a date more than 120 days after the meeting date, in which case a new record date will be set and a new notice will be given to each shareholder of record entitled to vote at the special meeting. If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement, then we may seek to adjourn the special meeting. In addition, the board may postpone the special meeting upon public announcement made prior to the date previously scheduled for the special meeting for the purpose of soliciting additional proxies or as otherwise permitted under the merger agreement.
SOLICITATION OF PROXIES
We are soliciting the enclosed proxy card on behalf of the board, and we will bear the expenses in connection with the solicitation of proxies. In addition to solicitation by mail, OurPet’s and its directors, officers and employees may solicit proxies in person, by telephone, by electronic means or otherwise. These persons will not be specifically compensated for soliciting proxies.
We will ask banks, brokers, trusts and other nominees to forward our proxy solicitation materials to the beneficial owners of shares of our common stock held of record by such banks, brokers, trusts or other nominees. We will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.
INSPECTOR OF ELECTION; TABULATION OF VOTES
Scott R. Mendes, the company’s Treasurer and Chief Financial Officer, has been appointed to act as the inspector of election at the special meeting. The inspector of election will determine the number of shares outstanding, the shares represented at the special meeting and the existence of a quorum and the validity of proxies and ballots. He also will count all votes and ballots.
QUESTIONS AND ADDITIONAL INFORMATION
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our Treasurer and Chief Financial Officer, Scott R. Mendes, at (440) 354-6500, x109.

PROPOSAL 1: APPROVAL OF THE MERGER
At the special meeting, our shareholders will consider and vote on a proposal to approve the merger and the other transactions contemplated by the merger agreement. You should carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the merger. In particular, you should read in its entirety the merger agreement, which is enclosed as Annex A to this proxy statement. For more information, please see the discussion in the sections entitled “The Merger” beginning on page 28 and “The Merger Agreement” beginning on page 51 of this proxy statement.
The board unanimously recommends that you vote FOR the proposal to approve the merger and the other transactions contemplated by the merger agreement.
If you submit your proxy, but do not indicate instructions to vote your shares for, against or abstain on this Proposal 1, your shares will be voted for the proposal to approve the merger and the other transactions contemplated by the merger agreement.
The proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the proposal. An abstention or failure to vote on this proposal will have the same effect as a vote against the proposal.

THE MERGER
OVERVIEW
OurPet’s is seeking the approval by our shareholders of the merger and the other transactions contemplated by the merger agreement. Under the terms of the merger agreement, subject to the satisfaction or waiver of conditions specified in the agreement, Merger Sub will merge with and into OurPet’s. OurPet’s will survive the merger as a wholly-owned subsidiary of Parent. The board has unanimously approved the merger agreement and unanimously recommends that our shareholders vote for the proposal to approve the merger and the other transactions contemplated by the merger agreement.
After careful review and consideration, our board unanimously (i) determined that it was advisable, fair to, and in the best interests of OurPet’s and our shareholders to enter into the merger agreement, (ii) determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of OurPet’s and our shareholders, (iii) approved the merger agreement and the consummation by OurPet’s of the transactions contemplated by the merger agreement, including the merger, on the terms and subject to the conditions set forth in the merger agreement, (iv) directed that the merger, on the terms set forth in the merger agreement, be submitted to our shareholders for consideration at a special meeting, and (v) recommended that our shareholders approve the merger and the other transactions contemplated by the merger agreement.
Accordingly, the board unanimously recommends you vote FOR the proposal to approve the merger and the other transactions contemplated by the merger agreement and FOR the proposal to adjourn the special meeting if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement.
On the closing date of the merger, the Company and Merger Sub will file articles of merger with the Secretary of State of the State of Colorado (CSOS) and the Secretary of State of the State of Delaware (DSOS), in accordance with the Colorado Revised Statutes (CRS) and the Delaware General Corporate Law, and will make all other filings or recordings required by the CRS and the Delaware General Corporate Law to carry out the merger. The merger will become effective when the articles of merger are accepted by the CSOS and the DSOS, or at another date and time if specified in the articles of merger.
Upon completion of the merger, each share of our common stock that is issued and outstanding (other than shares owned by OurPet’s, our subsidiaries, Parent or Merger Sub or their respective subsidiaries, dissenting shares and “rollover shares,” as defined below) immediately prior to the effective time of the merger automatically will be cancelled, will cease to exist, and will be converted into the right to receive $1.00, in cash, without interest and less required withholding taxes. After the merger is completed, under the terms of the merger agreement, OurPet’s shareholders will have the right to receive the $1.00 per share merger consideration for each share of common stock, but will no longer have any rights as an OurPet’s shareholder as a result of the merger (except for dissenters’ rights, if exercised, as discussed in the section entitled “Dissenters’ Rights” beginning on page 68 of this proxy statement). It is a condition precedent to the merger that all shares of our preferred stock be converted into shares of common stock prior to closing. Under a contribution and unit subscription agreement with GRAC Holdings LLC (GRAC), certain shareholders, including officers of the company, will exchange shares of the company representing approximately 20% of their equity in the company (the rollover shares) for units of membership interest in GRAC, subject to the terms and conditions of the agreement. For more information, please see the discussion in the section entitled “The Merger — Interests of Directors And Officers in the Merger” beginning on page 45 of this proxy statement.
Following the completion of the merger, shares of our common stock will no longer be traded on the OTCQX or in any other public market. In addition, the registration of our shares under the Exchange Act will be terminated.

BACKGROUND OF THE MERGER
In early 2013, OurPet’s had recently completed costly litigation related to one of its products and was performing well financially, but further growth was hampered by limited available capital. In addition, after coming out of the recession, the mergers and acquisitions market was doing well and sellers generally were commanding higher purchase prices for their businesses. As a result, the OurPet’s board began exploring strategic transactions, including the potential sale of the company. The board interviewed three investment banking firms and engaged Brown Gibbons Lang & Company (BGL) in April 2013. BGL contacted 306 prospective buyers, of which 11, including Guardian, submitted non-binding proposals in April 2014. Although the terms varied, estimated per share prices ranged from $0.58 to $1.43. The board elected to explore further the two highest proposals and engaged in diligence and management meetings with both parties in April and May. In mid-May, the OurPet’s board held a meeting at which it discussed the potential sale of the company and the advisability of appointing a special board committee to review and negotiate possible transactions. The board determined that directors William L. Lechtner, Joseph T. Aveni and Charles C. MacMillan were independent and had the requisite knowledge and experience, and appointed them to serve as the three members of a special transaction committee to explore the potential sale of the company and work directly with BGL and the company’s counsel, Kohrman Jackson & Krantz LLP (KJK).
Following management meetings and diligence, in August 2014, Party A, a strategic buyer, provided BGL with a letter of intent to present to the board. The proposed consideration was structured as $11.0 million in cash and 12.0% equity of the combined companies, totaling $17.0 million in gross value, but required $3.0 million of debt repayment, which yielded only $14.0 million in net consideration to OurPet’s shareholders. Based on this valuation as well as other factors, the special committee recommended against accepting the offer. The parties continued to discuss options and in December 2014, Party A submitted a revised letter of intent. The updated proposal was structured as a transaction in which OurPet’s shareholders would receive a 25.0% equity interest in the combined companies and no cash payment. OurPet’s responded to the proposal in early 2015 and requested a 33.0% share in the combined company. The companies continued discussions regarding terms, valuation and diligence associated with this proposal, but in mid-January 2015, Party A indicated that due to other strategic opportunities, it would not continue to pursue OurPet’s as an acquisition target at that time.
None of the other potential acquirers contacted by BGL submitted a binding proposal for consideration by OurPet’s, and in March 2015 OurPet’s terminated BGL’s engagement.
In 2016, the board considered the challenges that OurPet’s faced, including: (i) significantly larger competitors, (ii) the consumer shift away from the company’s traditional brick and mortar stores and outlets, and (iii) difficulties OurPet’s had in attracting and retaining key management personnel. In the fall of 2016, the company’s management had discussions with an investment banking firm, headquartered in Naples, Florida, Falls River Group (FRG), concerning strategic alternatives, including the sale of OurPet’s. On December 7, 2016, the board held a meeting to review the company’s long-range business plan and market analysis provided by FRG. The board members voted to approve exploring possible alternatives for the company with FRG. On January 1, 2017, OurPet’s engaged FRG to act as the company’s exclusive financial advisor in connection with exploring strategic alternatives.
On March 22, 2017, FRG launched marketing efforts, contacting a mix of 53 qualified financial sponsors and strategic acquirers. Over the course of the next several weeks, 23 parties executed a confidentiality agreement and reviewed an information memorandum on the company.
On May 2, 2017, FRG issued an initial process letter to 13 prospective buyers who expressed continued interest in OurPet’s. This document outlined the timeline, criteria and information requested by OurPet’s to be shared in the buyers’ non-binding proposals.
On May 10, 2017, the OurPet’s board held a meeting at which it discussed the potential sale of the company and the advisability of appointing a special board committee to review and negotiate possible transactions. The board determined that directors William L. Lechtner and Charles C. MacMillan were independent and had the requisite knowledge and experience, and appointed them to serve as the members of a new special committee to explore the potential sale of the company directly with FRG and KJK.

On May 19, 2017, a financial sponsor, Party B, provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration between $35.0 and $40.0 million to acquire all of the company’s outstanding shares, provided background information on Party B and outlined a transaction process timeline and structure.
On May 19, 2017, a financial sponsor, Party C, provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration between $30.0 and $36.0 million to acquire all of the outstanding shares of OurPet’s, provided background information on Party C and outlined a transaction process timeline and structure. As a source of financing for the proposed transaction, Party C requested that the company’s key management would reinvest 15.0 – 25.0% of the sale proceeds into a new company that would be formed to purchase all of the outstanding common stock of OurPet’s.
On May 19, 2017, a privately-held pet products company, Party D, provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration of $34.0 million to acquire all of the outstanding shares of OurPet’s, provided background information on Party D and outlined a transaction process timeline and structure. As a source of financing for the proposed transaction, Party D assumed that Konstantine (Dean) S. Tsengas (chief operating officer) would contribute 50.0% of his shares of OurPet’s into the combined company that would be formed as a result of the proposed merger.
On May 19, 2017, a financial sponsor, Party E, provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration between $30.0 and $35.0 million to acquire all of the outstanding shares of OurPet’s, provided background information on Party E and outlined a transaction process timeline and structure. As a source of financing for the proposed transaction, Party E requested that the company’s executive team contribute a portion of its sale proceeds into a new company that would be formed to purchase all of the outstanding common stock of OurPet’s.
On May 19, 2017, Hyper Pet provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration between $35.0 to $37.5 million to acquire all of the outstanding shares of OurPet’s, provided background information on Hyper Pet and its financial sponsor, Guardian, as well as outlined a transaction process timeline and structure. As a source of financing for the proposed transaction, Hyper Pet encouraged Dr. Steven Tsengas (chief executive officer) and other management members to reinvest between 10.0 – 20.0% of gross proceeds into a newly formed entity used to acquire OurPet’s.
On June 12, 2017, FRG hosted a dinner meeting in Naples, Florida between OurPet’s and Party C. In attendance for OurPet’s were members of the executive management team consisting of Dr. Tsengas and Dean Tsengas while three representatives from Party C attended. The following morning, a management meeting was held for Party C and OurPet’s to ask questions, establish chemistry and for both parties to learn more about each other’s transaction expectations and timeline. During the meeting, Party C proposed that Dr. Tsengas and Dean Tsengas would be required to reinvest at least 20.0% of their combined proceeds as a source of funding into a new formed entity if the two parties consummated a transaction.
On June 15, 2017, Party E removed itself from the process by withdrawing its non-binding proposal due to the costs and risks associated with acquiring a publicly-traded company.
On June 20, 2017, FRG hosted a dinner meeting in Naples, Florida between OurPet’s and Party D. In attendance for OurPet’s were members of the executive management team consisting of Dr. Tsengas and Dean Tsengas while two representatives from Party D attended. The following morning, a management meeting was held for Party D and OurPet’s to ask questions, establish chemistry and for both parties to learn more about each other’s transaction expectations and timeline.
On June 22, 2017, FRG hosted a dinner meeting in Naples, Florida between OurPet’s and Party B. In attendance for OurPet’s were members of the executive management team consisting of Dr. Tsengas and Dean Tsengas while two representatives from Party B attended. The following morning, a management meeting was held for Party B and OurPet’s to ask questions, establish chemistry and for both parties to learn more about each other’s transaction expectations and timeline.

On June 26, 2017, FRG hosted a dinner meeting in Naples, Florida between OurPet’s, Hyper Pet and Guardian. In attendance for OurPet’s were members of the executive management team consisting of Dr. Tsengas and Dean Tsengas, while five representatives from Hyper Pet and representatives of Guardian also attended. The following morning, a management meeting was held for Hyper Pet, Guardian and OurPet’s to ask questions, establish chemistry and for both parties to learn more about each other’s transaction expectations and timeline.
Following these meetings and further internal discussions, the OurPet’s board directed FRG to proceed in conversations with the four remaining interested parties in an effort to negotiate final letters of intent.
On July 7, 2017, FRG granted Party B, Party C, Party D and Hyper Pet preliminary access to an electronic data room to begin pre-letter of intent due diligence. Additionally, FRG issued a second phase process letter to the four parties that outlined the timeframe and criteria for letter of intent submissions. Over the next several weeks, FRG coordinated and responded to diligence requests with the OurPet’s executive management team.
On July 31, 2017, Party A, which had expressed initial interest in OurPet’s in 2014, was approached by FRG and executed a confidentiality agreement. After two weeks of discussions, Party A elected not to pursue the acquisition of OurPet’s as it was unable to meet the company’s valuation expectations.
On August 5, 2017, Party D concluded that it would not pursue the OurPet’s opportunity further. After analysis and consideration, Party D indicated it felt it would be difficult to secure the necessary financing to reach a value at or in the vicinity of its initial non-binding proposal, which was based on a set of financial performance assumptions for OurPet’s that were not being achieved.
On August 15, 2017, Hyper Pet submitted a letter of intent to FRG for a gross cash consideration of $35.0 million provided further background information on Hyper Pet and outlined its proposed transaction process and structure. The proposed consideration was subject to OurPet’s meeting its 2017 financial performance targets and customary buyer due diligence by Hyper Pet, Guardian and its third-party advisors. As a source of financing for the proposed transaction, Hyper Pet said that it anticipated that a certain amount of the equity capital contribution would take the form of an effective re-investment of sale proceeds by members of the Tsengas family, on the same terms as the equity capital contributed by Guardian, which customarily sought such minority re-investments from sellers in order to reduce the amount of equity cash required to finance the transaction, as well as obtaining an additional level of comfort from the parties controlling the seller regarding their value of the enterprise being acquired.
On August 17, 2017, Party B expressed concerns regarding the performance trends of OurPet’s compared to the company’s projections and indicated that while still potentially interested, it would value OurPet’s significantly lower than the range provided previously in its non-binding proposal. FRG provided Party B with additional information and continued conversations in an effort to support a higher valuation.
On August 24, 2017, Party C determined that it would not pursue acquiring OurPet’s due to a softening of earnings and the failure of OurPet’s to meet 2017 projections, which together lowered Party C’s valuation of the company significantly below its non-binding proposal.
On September 6, 2017, OurPet’s hosted Hyper Pet for a site visit at its facilities in Fairport Harbor and Mentor, Ohio. In attendance were members of the OurPet’s executive management team, FRG, Hyper Pet’s executive team and members of Guardian. After the facility visits and management discussions, the parties had a dinner meeting.
The following day, members from Hyper Pet, Guardian, FRG and the OurPet’s board’s special committee met to discuss valuation, timing and next steps in the process. Based on the consistent underachievement of OurPet’s relative to its 2017 projections, Hyper Pet elected to defer further discussions and wait for OurPet’s to develop its 2018 projections and observe fourth quarter 2017 performance. Subsequently, FRG maintained communication with Hyper Pet and Guardian and kept them apprised of the company’s performance.
During the third and fourth quarters of 2017, FRG contacted several additional financial sponsors and potential strategic acquirers to gauge further interest in OurPet’s. Additionally, FRG resumed discussions with several parties who originally expressed possible interest in OurPet’s but had indicated that they had timing issues.

On December 14, 2017, the board held a meeting to review the 2018 projection and long-range business plan prepared by the executive team members. The board voted to approve the projection and then received a process update from FRG on where OurPet’s stood in the project timeline, recent buyer activity and next steps with the interested parties that remain in the process.
Subsequently, FRG provided the 2018 financial projection and long-range business plan to Hyper Pet in the electronic data room for review. In parallel, marketing materials were revised to capture 2017 year-end performance expectations and the 2018 financial projection. The revised financial figures were then shared with the other remaining interested parties.
On January 19, 2018, a privately-held pet product company, Party F, provided FRG with a non-binding proposal to present to the board’s special committee. The proposal indicated a gross cash consideration between $31.0 million to $38.0 million to acquire all of the outstanding shares of OurPet’s, provided background information on Party F and outlined a transaction process timeline and structure.
During the first quarter of 2018, FRG advanced discussions with several new parties that expressed potential interest in OurPet’s. In parallel, FRG also provided additional data requests and held several conversations with Hyper Pet, Party B and Party F.
On March 8, 2018, OurPet’s hosted Party F for a management meeting and site visit of its facilities in Fairport Harbor and Mentor, Ohio. In attendance were members of Party F’s management, FRG and the company’s executive management team. Subsequently, FRG granted Party F with preliminary access to the electronic data room to begin pre-letter of intent due diligence.
On March 20, 2018, Party B decided that the combination of the company’s continued decrease in profitability and the resources required to purchase a publicly-traded company were too significant to pursue the opportunity further.
On April 12, 2018, Party F verbally provided FRG with its final valuation and summary of key terms that it planned to submit in a letter of intent. Party F had lowered its valuation of OurPet’s due to the company’s continued decrease in profitability and with the requirement that Dr. Steven Tsengas and Dean S. Tsengas each reinvest at least 20% as a rollover contribution. The consideration was below what the special committee would support at the time, and further conversations with Party F ceased.
On April 16, 2018, Hyper Pet issued a letter of intent to FRG for a gross cash consideration of $24,375,000 based on its ongoing review and analysis of the 2017 performance of OurPet’s, 2018 expectations, meetings with members of the executive team and key customer activity. The updated letter of intent proposed that the Tsengas family and PZ Holdings Ltd. (formerly known as Pet Zone Products Ltd.) would reinvest a minimum of 20.0% of the sale proceeds as an equity capital contribution in the transaction while encouraging more rollover to the extent either selling shareholder had a higher level of interest. The proposal was reviewed with the board’s special committee and it was concluded that the proposed valuation likely did not contain Hyper Pet’s best offer and the terms needed to be revised to provide a per share net consideration to the company’s shareholders. Subsequently, FRG held several discussions with Hyper Pet to relay the special committee’s requests concerning the proposed price and revising the structure of the proposal to reflect OurPet’s status as a public company.
Between April 25 and April 30, 2018, Hyper Pet submitted two revised letters of intent to FRG that were negotiated to a per share consideration of  $1.04, which also included a budget for transaction costs of up to $1.6 million and an assumption of debt up to $914,212 net of operating cash. In addition, Hyper Pet provided a draft exclusivity agreement.
On May 2, 2018, the board held a meeting by telephone to discuss the terms of Hyper Pet’s April 30, 2018 proposal. The board concluded that based on the company’s current financial profile the revised proposal likely still did not contain Hyper Pet’s final offer. The board then authorized FRG to further negotiate the valuation with Hyper Pet.
On May 9, 2018, Hyper Pet issued a revised letter of intent to FRG that increased the per share consideration to $1.14 while maintaining the allowances for transaction costs and assumed indebtedness. The board’s special committee members reviewed the updated terms with FRG and requested to proceed with a final round of negotiations with Hyper Pet.

On May 16, 2018, Hyper Pet issued an updated letter of intent to FRG that increased the per share consideration to $1.16 while maintaining the transaction costs budget of up to $1.6 million and assuming debt of up to $914,242, net of cash. FRG subsequently provided the proposal to the board’s special committee for review and discussion.
On May 29, 2018, the OurPet’s board held a meeting by telephone to discuss the terms of Hyper Pet’s May 16, 2018 proposal. Members of FRG as well as a partner of KJK participated in the call. During the call, the board concluded that $1.16 per share was Hyper Pet’s best and final price (the closing price of the OurPet’s stock the day before the meeting, May 28, 2018, was $0.78). The directors unanimously voted in support of proceeding with Hyper Pet and instructed KJK and FRG to review and negotiate the terms of the exclusivity agreement. Subsequently, KJK submitted a revised exclusivity agreement to Hyper Pet’s outside counsel, DLA Piper (DLA) that included changes to the period of exclusivity and the terms of expense reimbursement.
On June 5, 2018, the terms of the exclusivity agreement were agreed to and Hyper Pet and OurPet’s entered into the agreement. The agreement offered exclusivity through September 30, 2018. On June 6, 2018, the OurPet’s board met at the company’s offices in Fairport Harbor, Ohio. The special committee updated the full board concerning the status of discussions with Hyper Pet. The directors discussed the company’s continued failure to meet projections and the potential impact on a transaction.
Following the execution of the exclusivity agreement, Hyper Pet began comprehensive due diligence efforts. Over the course of the next three months Hyper Pet, Guardian and its various third-party due diligence advisors conducted diligence of OurPet’s centered on the areas of finance, tax, commercial, legal, insurance, information systems and environmental, including two due diligence site visits at OurPet’s facilities. The first occurred on July 10 and July 11, 2018 with members of Hyper Pet, Guardian and FRG in attendance. The primary focus of the meeting was for the members of the Hyper Pet and Guardian teams to meet with the OurPet’s management team, including members of its sales, marketing, accounting, product development and operations functions. The second visit occurred on July 31 and August 1, 2018 with members of Guardian, Hyper Pet’s accounting and tax advisor, Marcum LLP, and FRG to discuss the company’s accounting procedures, financial performance and tax strategies with the OurPet’s executive team.
On August 10, 2018, DLA provided a draft merger agreement to KJK. Subsequently, KJK provided DLA with certain high-level comments concerning the structure of the transaction with which DLA was in agreement, after which KJK then reviewed the agreement with FRG as well as the board’s special committee members, capturing in the subsequent days the collective comments among KJK, FRG and the special committee.
Beginning on August 31, 2018, the special committee began holding weekly update calls with FRG and KJK to discuss the status of the transaction and provide FRG and KJK with guidance concerning ongoing negotiations with Hyper Pet and DLA.
On September 7, 2018, KJK provided a revised draft of the merger agreement to DLA. KJK proposed revisions to the merger agreement to make it more favorable to OurPet’s, including revisions related to the board’s ability to accept a superior proposal, extensions of certain time periods related to this proxy statement, and limitations on events that would trigger the obligation of OurPet’s to pay Hyper Pet a termination fee.
Due to potential conflicts, FRG does not issue opinions concerning the fairness of transactions where it has been engaged to assist with the sale. As a result, in August and early September, the special committee contacted several investment banking firms for the purpose of retaining a firm to issue an opinion to the special committee concerning the fairness, from a financial perspective, of the merger consideration to our shareholders. The special committee assessed firms based on their experience, knowledge of consumer markets and the pet product industry, the cost of the opinion, the firm’s ability to provide the opinion in a timely manner, and other relevant factors. On September 10, 2018, OurPet’s engaged Boenning & Scattergood, Inc. (Boenning) to render an opinion. Over the course of the next two weeks, Boenning held telephone conversations with certain members of our executive team, the board’s special committee, FRG and KJK to learn about OurPet’s, its objectives in screening for strategic alternatives and the current proposal with Hyper Pet.

On September 25, 2018, Boenning traveled to the OurPet’s headquarters in Fairport Harbor, Ohio to meet with all the members of the executive team, including Dr. Tsengas, Dean Tsengas and Scott R. Mendes (chief financial officer) to ask diligence related questions and data requests.
On October 22, 2018, Hyper Pet submitted a revised letter of intent to FRG that was based on the results of its ongoing due diligence efforts and OurPet’s continued underperformance relative to projections. As a result of the failure of OurPet’s to achieve its financial goals, Hyper Pets decreased the per share consideration to $1.00 while the transaction closing costs budget of up to $1.6 million remained in place and the assumed debt level increased to $993,157, net of cash. FRG subsequently provided the updated proposal to the board’s special committee and scheduled a call with Hyper Pet to discuss the rational of the revised pricing.
On November 10, 2018, Hyper Pet resubmitted a letter of intent to FRG, and the per-share price decreased to $0.98. The transaction closing costs budget was decreased from $1.6 million to $1.425 million. At the direction of the special committee, FRG continued negotiations with Hyper Pet in an effort to increase the per share price.
On November 14, 2018, Hyper Pet submitted a final letter of intent to FRG. Hyper Pet increased the per share price to $1.00 and kept the transaction closing costs budget at $1.425 million.
On November 19, 2018, Boenning and FRG had a conference call to further discuss the merger and the fairness opinion.
On November 28, 2018, DLA sent a revised draft of the merger agreement to KJK and on December 4, 2018 KJK provided a revised draft of the merger agreement to DLA.
On December 6, 2018, Boenning had a conference call with Dr. Tsengas, Dean S. Tsengas, Scott R. Mendes and the members of the special committee. The parties continued to discuss the merger and the fairness opinion. On December 10, 2018, Boenning had a call with the special committee to again discuss the fairness opinion.
On December 12 and 13, Hyper Pet delivered to FRG and the special committee certain debt and equity financing commitment letters from its debt and equity financing parties to confirm Hyper Pet’s ability to finance the transaction under the terms of the merger agreement. For more information, see discussion in the section entitled “The Merger — Financing of the Merger” on page 47 of this proxy statement.
On December 13, 2018, DLA sent another revised draft of the merger agreement, and KJK suggested revisions related to the board’s ability to accept a superior proposal, the extensions of certain time periods related to this proxy statement, and the limitations on triggers to the obligation of OurPet’s to pay Hyper Pet a termination fee, which revisions from KJK were ultimately accepted by DLA and Hyper Pet.
On the morning of December 14, 2018, the board held a special meeting at the company’s facilities to consider the proposed terms of the merger. Representatives of KJK, Boenning and FRG also participated in the meeting. The day before, KJK distributed a detailed summary of the terms of the merger agreement to the board and that morning provided the most recent versions of the merger agreement and related documents. FRG provided the directors with materials summarizing the history of the sales process and the proposed Hyper Pet transaction, and showing that the merger consideration offered by Hyper Pet was likely the best offer the company would receive. Boenning provided the board with a presentation concerning Boenning’s opinion that the merger consideration was fair from a financial point of view to the company’s shareholders. A representative of KJK stated that the negotiations regarding the draft merger agreement were complete and led the directors through a discussion of the written summary of the merger agreement and responded to the directors’ questions. The KJK representative also reviewed with the directors their fiduciary duties in considering the proposed transaction, including the standards applicable to the directors under Colorado law. The board ultimately decided that the agreement and the transaction was fair to the company and its shareholders and approved the merger.
On December 18, 2018, KJK sent to DLA a revised draft of the merger agreement which included minor revisions and clarifications, and on the same day DLA and KJK finalized the merger agreement and provided execution copies to the parties. The parties then executed the merger agreement and announced the merger.

On December 20, 2018, Dr. Tsengas, Dean Tsengas, Joseph T. Aveni, PZ Holdings Ltd. and several other significant shareholders executed a voting and support agreement with Parent, and agreed to vote their OurPet’s stock in favor the merger, subject to certain limitations contained in the agreement. For information regarding the voting and support agreement terms, see the section entitled “The Merger — Voting and Support Agreement” beginning on page 47 of this proxy statement.
REASONS FOR RECOMMENDING THE APPROVAL OF THE MERGER
In evaluating the merger and the merger agreement, our board consulted with the OurPet’s management team regarding the business and financial condition of OurPet’s, trends in the pet industry, our future prospects and the terms and conditions of the merger. In addition, the board consulted with our outside legal advisor, KJK, regarding the proposed terms and conditions of the merger and the obligations of the members of the board in their consideration of the merger, and our financial advisors, FRG and Boenning, regarding the price to be paid to our shareholders in the merger. In the course of reaching its determination to approve the merger agreement and the merger, and to recommend that our shareholders vote in favor of the merger, the board carefully considered numerous factors, including those described below. The listed factors are not exhaustive and are not necessarily presented in order of relative importance.
Our board believes the following factors concerning the merger support their decision:
•
the board’s belief, after a thorough review of OurPet’s business, financial condition, historical results of operations, one-year strategic plan, five-year financial projections, execution risks, and discussions with the company’s management and advisors, that the value offered to shareholders pursuant to the merger is more favorable to our shareholders than the potential value that might result from other alternatives reasonably available to us, including, but not limited to, our acquisition by a different buyer, the continued operation of OurPet’s as a public company, or acquisitions by OurPet’s of other businesses, in light of a number of factors, including the risks and uncertainty associated with those alternatives,

•
the current and historical market prices of our stock, including the relative price volatility of our stock, the limited volume of trading in our stock, the market performance of our stock relative to those of other participants in our industry and general market indices, and the fact that the merger consideration of  $1.00 in cash per share represents a 47.1% premium to the price on December 13, 2018, the day before our board approved the merger, and a premium to the company’s one-year value weighted average closing price for the prior 12 months,

•
the merger consideration represents an implied multiple of 9.6x to EBITDA for the 12 months ended September 30, 2018,

•
the board’s belief based upon arm’s length negotiations with Guardian that the $1.00 share price was the highest price that Guardian was willing to pay for OurPet’s and the fact that potential acquirers had previously declined to make a binding offer equal to or above that price,

•
the merger consideration of  $1.00 per share will be paid in cash, and provides certainty, immediate value and liquidity to our shareholders,

•
we have previously engaged in discussions with various parties with respect to possible sales transactions and such transactions have not resulted in a definitive agreement or any binding offers that the board considered more attractive than the merger,

•
over the past five years we have engaged two investment banks to explore the sale of the company and the process has not resulted in a definitive agreement or any binding offers that the board considered more attractive than the merger,

•
the board’s understanding of current economic trends, including the consumer shift away from the company’s traditional bricks and mortar sales outlets, the company’s business, operations, financial condition, earnings and prospects of OurPet’s, as well as the company’s historical and projected financial performance,

•
the challenges we currently face in expanding our business, including competition from significantly larger companies and the difficulties OurPet’s has had attracting and retaining key management personnel,

•
the financial analyses provided to the board by Boenning on December 13, 2018, and the oral opinion of Boenning presented to the board on December 14, 2018, which was confirmed by delivery of a written opinion later that day, to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Boenning in preparing the opinion, the $1.00 per share of OurPet’s stock to be paid in cash to our shareholders pursuant to the merger agreement was fair, from a financial point of view, to the shareholders (for information regarding Boenning’s fairness opinion, see the section entitled “The Merger — Opinion of Our Financial Advisor” beginning on page 38 of this proxy statement),

•
the special board committee formed to explore the sale of the company and our management team unanimously recommended the merger to the board,

•
Guardian’s financial strength and commitment to invest sufficient equity in Parent, and Guardian’s overall ability to command sufficient debt financing, for Parent to consummate the merger,

•
the high likelihood that the merger will be consummated, based on, among other things, the likelihood of receiving the approval of OurPet’s shareholders, the limited number of conditions to the merger, and the proven ability of Guardian to complete significant acquisition transactions on the agreed terms,

•
the terms of the merger agreement were the result of robust arm’s-length negotiations conducted by OurPet’s and its outside legal advisors and the benefits that OurPet’s and its advisors were able to obtain during its extensive negotiations with Guardian,

•
the company’s ability to pursue a superior proposal, in the event such an offer were to arise, and

•
our board’s fiduciary duties in light of the above.

After taking into account all of the factors set forth above, as well as others, our board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the merger were outweighed by the potential benefits of the merger to our shareholders. Accordingly, the board unanimously determined that the merger, merger agreement and other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of OurPet’s and its shareholders.
This discussion of factors considered by our board is not intended to be exhaustive, but summarizes the material factors considered by the board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board did not find it useful and did not attempt to assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger and the merger agreement. In addition, individual directors may have given differing weights to different factors. The board based their recommendations on the totality of the information presented, including through discussions with, and inquiry of, OurPet’s management and outside legal and financial advisors regarding certain of the matters described above. The explanation of the board’s reasons for recommending the merger contain forward-looking statements and should be read in conjunction with the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 20 of this proxy statement.
FORWARD-LOOKING FINANCIAL INFORMATION
We do not, as a matter of course, make public projections as to future performance or earnings and are wary of making projections for extended earnings periods given the unpredictability of the underlying assumptions and estimates. However, in connection with the negotiation of the merger and the other transactions contemplated by the merger agreement and our board’s evaluation of opportunities for a potential sale of the company, the company prepared certain non-public unaudited financial forecasts regarding the company’s projected future operations for fiscal years 2018 through 2023 (the projections). A summarized version of the projections, which were integral to the process of determining the value of the company and its shares, are provided below.
The projections were furnished to Boenning, who relied primarily on the projected EBITDA figures for fiscal years 2019 through 2023 in preparing its discounted cash flow analysis to evaluate the fairness, from a financial point of view, of the merger consideration to our shareholders (for information regarding Boenning’s fairness opinion, see the section entitled “The Merger — Opinion of Our Financial Advisor” beginning on page 38 of this proxy statement). The projections also were included in OurPet’s online data room for review by interested parties, including Guardian on behalf of Hyper Pet. It is our understanding that Guardian relied primarily upon the adjusted EBITDA figure for fiscal year 2018 in evaluating whether, and how much, to bid on the company.
	Expected	Projected
	2018	2019	2020	2021	2022	2023
Net Revenue(1)	$29,102,829	$31,140,027	$33,319,829	$35,652,217	$38,147,872	$40,818,223
Cost of Goods Sold	20,614,613	21,323,054	22,702,136	24,085,217	25,650,737	27,220,184
Gross Profit	8,488,216	9,816,973	10,617,693	11,566,999	12,497,135	13,598,039
Operating Expenses(2)	6,676,479	6,988,549	7,385,126	7,810,016	8,265,452	8,753,845
Income From Operations	1,811,737	2,828,425	3,232,568	3,756,984	4,231,683	4,844,194
Other (Income) Expense	(34,628)	(35,754)	(36,919)	(38,125)	(39,375)	(40,669)
Interest Expense	120,662	124,282	128,011	131,851	135,806	139,881
Income Before Taxes	1,725,704	2,739,896	3,141,476	3,663,258	4,135,252	4,744,983
Income Tax Expense	580,511	634,028	726,506	846,635	955,317	1,095,681
Net Income	1,145,192	2,105,868	2,414,969	2,816,623	3,179,935	3,649,302
EBITDA(3)	$2,498,808	$3,536,192	$3,961,662	$4,508,049	$5,005,387	$5,641,223
Adjusted EBITDA(4)	$3,110,216	$4,163,223	$4,606,652	$5,171,722	$5,688,506	$6,344,358

(1)
Net Revenue growth rate for 2019 to 2023 is forecasted at 7% per year.

(2)
Operating Expenses forecast for 2019 to 2023 assumes that fixed expenses will increase at 3% per year and variable expenses will increase at the same percentage per year as in 2018.

(3)
EBITDA represents net income (or loss) attributable to OurPet’s shareholders, excluding: (i) interest expense, (ii) income tax expenses, and (iii) depreciation, amortization and accretion.

(4)
Adjusted EBITDA eliminates from EBITDA certain compliance and other costs associated with operating as a public company.

These projections were not prepared for public disclosure. We have provided this summary of the projections to give you access to certain nonpublic information provided to other parties in connection with the merger. You should not consider our inclusion of the summary of the projections as an indication that we believe this information to be material.
We have advised the recipients of the projections that the internal financial forecasts upon which the projections were based are subjective in many respects. The projections reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are difficult to predict, subject to significant economic and competitive uncertainties and beyond our control. As a result, there can be no assurance that the projections will be realized or that actual results will not be significantly higher or lower than projected. The projections were prepared for internal use and to assist potential buyers with their due diligence investigations of OurPet’s and were not prepared with a view toward public disclosure or toward compliance with United States generally accepted accounting principles (GAAP), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The projections included in this proxy statement have been prepared by, and are the responsibility of, our management team. NMS, Inc., our independent accounting firm, has not examined, compiled or performed any procedures with respect to the projections, and accordingly, does not express an opinion or any other form of assurance with respect to the projections.
Projections of this type are based on estimates and assumptions that are inherently subject to factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of OurPet’s, including the factors described under “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 20 of this proxy statement, and there is no assurance that the projections or the underlying assumptions will be realized. Since the projections cover multiple years, this information by its nature becomes less predictive with each successive year.
We caution you not to place undue reliance on the specific portions of the projections set forth above. No one has made or makes any representation to any shareholder regarding the information included in the projections. For these reasons, as well as the basis and assumptions on which the projections were compiled, the inclusion of specific portions of the projections in this proxy statement should not be regarded as an indication that the projections will necessarily be predictive of actual future events, and they should not be relied on as such. We do not intend to update or otherwise revise the projections or the specific portions presented to reflect circumstances existing after the date made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.
OPINION OF OUR FINANCIAL ADVISOR
The company retained Boenning & Scattergood, Inc. (Boenning) to evaluate the fairness, from a financial point of view, of the merger consideration to the shareholders, excluding the consideration for the rollover shares contributed immediately prior to the merger by certain shareholders (rollover shareholders) to GRAC Holdings LLC (GRAC) pursuant to the merger agreement (the rollover transaction), of OurPet’s in the merger.
On December 14, 2018, representatives from Boenning rendered to the special committee of our board its oral opinion which was subsequently confirmed by delivery of a written opinion dated December 14, 2018, that as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Boenning described in its written opinion, the merger consideration offered for other than rollover shares pursuant to the merger agreement is fair from a financial point of view to the shareholders of OurPet’s.
The following description of the Boenning fairness opinion is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this proxy statement and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Boenning in preparing the opinion.
Boenning’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the special committee of our board (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion addressed only the fairness, from a financial point of view, of the merger consideration offered for other than rollover shares pursuant to the merger agreement. It did not address the underlying business decision of the company to engage in the merger or enter into the merger agreement or constitute a recommendation to the company’s board in connection with the merger, and it does not constitute a recommendation to any holder of the company’s common stock or any shareholder of any other entity as to how to vote in connection with the merger or any other matter, nor does it constitute a recommendation as to whether or not any shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the merger or exercise any dissenters’ or appraisal rights that may be available to the shareholder.

In connection with rendering the opinion described above, Boenning reviewed, analyzed and relied upon material bearing upon the financial and operating condition of the company and bearing upon the merger, including, among other things:
•
A draft of the merger agreement dated December 4, 2018,

•
Certain publicly available business and financial information relating to the company that Boenning deemed to be relevant,

•
Information provided by the company’s management and certain of its representatives and advisors, including certain internal financial analyses, budgets, projections, reports and other information (collectively referred to as “Internal Data”),

•
Current and historical market price and trading volume for the company’s publicly traded common stock, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that Boenning deemed to be relevant,

•
Boenning also conducted discussions with members of the senior management and representatives and advisors of the company regarding management’s assessment of the Internal Data, and

•
In addition, Boenning reviewed publicly available financial and stock market data, including valuation multiples, for the company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Boenning deemed relevant. Boenning also compared certain of the proposed financial terms of the merger with the financial terms, to the extent publicly available, of certain other transactions that Boenning deemed relevant, and conducted such other financial analyses and inquiries and considered such other information and factors as Boenning deemed appropriate.

In conducting its review and arriving at its opinion, Boenning relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of this information or assume any responsibility or liability for verification, accuracy or completeness. Boenning relied upon the management of the company and certain of its representatives and advisors as to the reasonableness and achievability of “Internal Data” and other materials provided. Boenning assumed, at the company’s direction, that the final executed merger agreement would not differ in any respect material to Boenning’s analysis or opinion from the draft of the merger agreement reviewed by Boenning. Boenning also assumed, at the company’s direction, that the merger will be consummated on the terms set forth in the merger agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Boenning’s analysis or Boenning’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Boenning’s analysis or Boenning’s opinion. Boenning did not evaluate and did not express any opinion as to the solvency or fair value of the company, or the ability of the company to pay its obligations when they come due, or as to the impact of the merger on these matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Boenning is not a legal, regulatory, tax or accounting advisor, and Boenning expressed no opinion as to any legal, regulatory, tax or accounting matters. Boenning did not conduct any valuation or appraisal of any assets or liabilities of the company, nor were any such valuations or appraisals provided to Boenning. Boenning did not conduct any valuation or appraisals of any of the company’s intellectual property, including patents, current or pending, or other intangibles, nor were any such valuations or appraisals provided to Boenning. Boenning did not conduct any valuation or appraisals of the rollover shares, and Boenning did not express an opinion as to the fairness to the rollover shareholders in the rollover transaction.
In addition, Boenning expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the company or any party, or class of such persons in connection with the merger, whether relative to the merger consideration to be paid to the holders of the shares pursuant to the merger agreement or otherwise. Boenning’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Boenning as of, the date of Boenning’s written opinion, and Boenning does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Boenning’s written opinion. Boenning’s opinion was reviewed and approved by Boenning’s fairness opinion committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority, Inc.
Summary of Boenning’s Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the special committee of our board in connection with Boenning’s opinion, dated December 14, 2018. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Boenning, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Boenning. Boenning may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Boenning’s view of the actual value of the company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying the financial analyses and the opinion. In performing its analyses, Boenning made numerous assumptions with respect to the company, general business and economic conditions and other matters, many of which are beyond the control of the company or any other parties to the merger. None of the company, Guardian, GRAC, Parent, Merger Sub, Hyper Pet or Boenning or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the company do not purport to be appraisals or reflect the prices at which the company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 14, 2018 and is not necessarily indicative of current market conditions. The implied per share equity value ranges described below were based on the company’s fully diluted outstanding company shares calculated on a treasury stock method basis (taking into account outstanding in-the-money options, and other equity awards and convertible securities) based on information provided by the company.
Selected Comparable Public Company Analysis
Boenning reviewed publicly available information related to two sets of selected comparable public companies:
1.
Five selected publicly traded companies based in the U.S. (referred to as the “business group”) that Boenning deemed to have some similarities to the company in terms of selling pet related hard goods through similar retail channels, primarily in the U.S.

2.
Fifteen selected publicly traded companies based in the U.S. or Canada (referred to as the “performance group”) that, while not necessary operating in the pet products space, Boenning deemed to have the following characteristics in common with the company:

a.
Primary industry classification: Household Durables, Household Products, and Distributors

b.
Market capitalization less than $400 million

c.
Last-twelve-months gross margin between 20% and 40%

d.
Positive last-twelve-months EBITDA and net income

Business Group ($mm)
Company	Revenue	Market Cap.
Spectrum Brands Holdings, Inc.	$3,145.9	$2,529.4
Edgewell Personal Care Company	2,234.4	2,255.1
Central Garden & Pet Company	2,215.4	1,787.2
Oil-Dri Corporation of America	265.5	219.5
Jewett-Cameron Trading Company Ltd.	53.9	31.3
Median	$2,215.4	$1,787.2

Performance Group ($mm)
Company	Revenue	Market Cap.
Hamilton Beach Brands Holding Company (NYSE:HBB)	$767.3	$284.8
Funko, Inc. (NasdaqGS:FNKO)	622.3	355.4
ZAGG Inc (NasdaqGS:ZAGG)	548.6	272.1
Q.E.P. Co., Inc. (OTCPK:QEPC)	336.7	90.1
Weyco Group, Inc. (NasdaqGS:WEYS)	289.1	304.8
Oil-Dri Corporation of America (NYSE:ODC)	265.5	219.5
Turtle Beach Corporation (NasdaqGM:HEAR)	255.8	240.5
Live Ventures Incorporated (NasdaqCM:LIVE)	187.2	17.2
Nova LifeStyle, Inc. (NasdaqGM:NVFY)	98.8	25.7
P&F Industries, Inc. (NasdaqGM:PFIN)	64.2	27.4
The Singing Machine Company, Inc. (OTCPK:SMDM)	50.2	13.8
Ocean Bio-Chem, Inc. (NasdaqCM:OBCI)	42.7	31.6
AeroGrow International, Inc. (OTCPK:AERO)	36.4	81.0
Luvu Brands, Inc. (OTCPK:LUVU)	16.7	2.3
International Parkside Products Inc. (TSXV:IPD)	5.3	1.9
Median	$187.2	$81.0
Data as of 12/7/2018.
Boenning calculated and compared financial multiples for the selected comparable companies based on publicly available information it obtained from SEC filings, S&P Capital IQ, Duff  & Phelps and other research and analysis, and closing stock prices on December 7, 2018. With respect to each of the selected comparable companies, Boenning calculated enterprise value (calculated as the reported equity market capitalization plus the book value of debt and preferred equity less cash equivalents) as a multiple of the last-twelve-months EBITDA.
The results of this analysis are summarized as follows:
Business Group (EBITDA Multiples)
Min	Median	Max
6.9x	9.4x	12.8x
Performance Group (EBITDA Multiples)
25th Percentile	Median	75th Percentile
6.5x	8.7x	10.5x

Applying the foregoing range of multiples to the company’s last-twelve-months financial results as of September 30, 2018 and utilizing the treasury method to determine the applicable fully diluted outstanding shares for a given scenario, Boenning derived an implied per share equity value range of approximately (a) $0.62 to $1.23 based on the Business Group and (b) $0.59 to $0.99 based on the Performance Group. Boenning compared these ranges to the merger consideration of  $1.00 per share offered for other than rollover shares pursuant to the merger agreement to the shareholders of the company.
Selected Comparable Precedent Transactions Analysis
Boenning reviewed publicly available information on specific acquisitions of companies deemed comparable in certain respects to the business of OurPet’s. A significant majority of the transactions, however, did not have reported transactions values or implied multiples. Given the lack of publicly-available data points, the precedent transactions analysis was not considered a reliable indicator of value.
Discounted Cash Flow Analysis
Boenning performed a discounted cash flow analysis of OurPet’s based on management’s forecasted results of operations of the company for the years ending December 31, 2019 – 2023. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account various assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
Boenning calculated a range of illustrative equity values for the company by discounting to present value using discount rates ranging from 17% to 19% (reflecting Boenning’s analysis of the company’s weighted average cost of capital), using the mid-year convention: (i) the forecasted fully-taxed unlevered free cash flows of the company during the period beginning on January 1, 2019 and ending on December 31, 2023 calculated based on the forecasted results of operations by the company’s management and (ii) a range of illustrative terminal values of the company as of December 31, 2023 calculated by Boenning by (a) applying to the company’s fully-taxed unlevered free cash flows for the terminal year perpetuity growth rates ranging from 2.50% to 3.50% or (b) applying to the company’s EBITDA for the terminal year terminal multiples ranging from 7.0x to 9.0x. Boenning divided the result of these calculations by the company’s fully diluted outstanding shares, calculated as described above, to derive an implied per share equity value range of approximately (a) $1.01 to $1.34 and (b) $0.64 to $0.80. Boenning compared these ranges to the merger consideration of  $1.00 per share offered for other than rollover shares pursuant to the merger agreement to the shareholders of the company.
Premiums Paid Analysis
Boenning reviewed publicly available information related to selected M&A transactions based on the following criteria:
a.
Announcement Date in the last-twelve-months

b.
Disclosed market premiums

c.
United States listed public companies

d.
100% acquired

e.
Target market cap less than $300 million

Premiums Paid Comparable Transactions
Buyer	Target	Announcement Date
Mereo BioPharma Group plc (AIM:MPH)	OncoMed Pharmaceuticals, Inc. (NasdaqGS:OMED)	12/5/2018
Faciam Holdings, Inc.	Summit Bancshares, Inc. (OTCPK:SMAL)	11/28/2018
People’s United Financial, Inc. (NasdaqGS:PBCT)	BSB Bancorp, Inc. (NasdaqCM:BLMT)	11/27/2018
Angel Holdings Godo Kaisha	Gaming Partners International Corporation (NasdaqGM:GPIC)	11/27/2018
Simmons First National Corporation (NasdaqGS:SFNC)	Reliance Bancshares Inc. (OTCPK:RLBS)	11/13/2018
Ready Capital Corporation (NYSE:RC)	Owens Realty Mortgage, Inc. (AMEX:ORM)	11/7/2018
Deltatre Limited	Massive Interactive, Inc.	11/7/2018
The First Bancshares, Inc. (NasdaqGM:FBMS)	FPB Financial Corp. (OTCPK:FPBF)	11/6/2018
Enterprise Financial Services Corp (NasdaqGS:EFSC)	Trinity Capital Corporation (OTCPK:TRIN)	11/1/2018
First Interstate Bank	Idaho Independent Bank (OTCPK:IIBK)	10/11/2018
First Interstate Bank	Community 1st Bank (OTCPK:CMYF)	10/11/2018
First Merchants Corporation (NasdaqGS:FRME)	MBT Financial Corp. (NasdaqGS:MBTF)	10/10/2018
American National Bankshares Inc. (NasdaqGS:AMNB)	HomeTown Bankshares Corporation (NasdaqCM:HMTA)	10/1/2018
Maverick Casinos, LLC	Nevada Gold & Casinos, Inc. (AMEX:UWN)	9/18/2018
Park National Corporation (AMEX:PRK)	CAB Financial Corporation (OTCPK:CABF)	9/13/2018
Digirad Corporation (NasdaqGM:DRAD)	ATRM Holdings, Inc. (OTCPK:ATRM)	9/10/2018
Polaris Industries Inc. (NYSE:PII)	WSI Industries, Inc.	9/6/2018
Lakeland Bancorp, Inc. (NasdaqGS:LBAI)	Highlands Bancorp, Inc. (OTCPK:HSBK)	8/23/2018
Hometown Financial Group, Inc.	Pilgrim Bancshares, Inc. (OTCPK:PLRM)	7/25/2018
Richwood Bancshares, Inc.	Home City Financial Corporation (OTCPK:HCFL)	7/25/2018
FS Bancorp, Inc. (NasdaqCM:FSBW)	Anchor Bancorp	7/17/2018
PeoplesBancorp, MHC	First Suffield Financial, Inc.	7/17/2018
BEK Communications Cooperative	ICTC Group, Inc.	7/9/2018
Zebra Technologies Corporation (NasdaqGS:ZBRA)	Xplore Technologies Corp.	7/5/2018
Sirius International Insurance Group, Ltd. (NasdaqGS:SG)	Easterly Acquisition Corp.	6/25/2018
SB One Bank	Enterprise Bank NJ (OTCPK:ENBN)	6/20/2018
Capstar Financial Holdings, Inc. (NasdaqGS:CSTR)	Athens Bancshares Corporation	6/11/2018
German American Bancorp, Inc. (NasdaqGS:GABC)	First Security, Inc.	5/22/2018
First Virginia Community Bank	Colombo Bank	5/3/2018
First Interstate BancSystem, Inc. (NasdaqGS:FIBK)	Northwest Bancorporation, Inc.	4/25/2018
RBB Bancorp (NasdaqGS:RBB)	First American International Corp.	4/23/2018
SPX Corporation (NYSE:SPXC)	ELXSI Corporation	4/23/2018
HarborOne Bancorp, Inc. (NasdaqGS:HONE)	Coastway Bancorp, Inc.	3/14/2018
Civista Bancshares, Inc. (NasdaqCM:CIVB)	United Community Bancorp	3/12/2018
Heritage Financial Corporation (NasdaqGS:HFWA)	Premier Commercial Bancorp	3/8/2018
FEC Overseas Investment (UK) Limited	Trans World Corporation	3/4/2018
First Choice Bancorp (NasdaqCM:FCBP)	Pacific Commerce Bancorp	2/26/2018
Bank of Southern California, N.A. (OTCPK:BCAL)	Americas United Bank	2/22/2018

Premiums Paid Comparable Transactions
Buyer	Target	Announcement Date
Cott Corporation (TSX:BCB)	Crystal Rock Holdings, Inc.	2/12/2018
Duravant LLC	Key Technology, Inc.	1/25/2018
CNB Bank Shares, Inc.	Jacksonville Bancorp, Inc.	1/18/2018
Mackinac Financial Corporation (NasdaqCM:MFNC)	First Federal of Northern Michigan Bancorp, Inc.	1/16/2018
Mid Penn Bancorp, Inc. (NasdaqGM:MPB)	First Priority Financial Corp. (OTCPK:FPBK)	1/16/2018
Heritage Bank of Commerce	United American Bank	1/11/2018
Heritage Bank of Commerce	Tri-Valley Bank	12/20/2017
First Foundation Inc. (NasdaqGM:FFWM)	PBB Bancorp	12/19/2017
South Atlantic Bancshares, Inc. (OTCPK:SABK)	Atlantic Bancshares, Inc.	12/13/2017
First Mid-Illinois Bancshares, Inc. (NasdaqGM:FMBH)	Project Hawks Merger Sub LLC	12/11/2017
TriCo Bancshares (NasdaqGS:TCBK)	FNB Bancorp	12/11/2017
Boenning calculated and compared the premium paid to the target’s (a) trading price 1-day prior to the transaction and (b) volume weighted average price (“VWAP”) for the 30-days prior to the transaction for the selected comparable transactions based on publicly available information it obtained from SEC filings, S&P Capital IQ and other research and analysis.
The results of this analysis are summarized as follows:
Premiums Paid Comparable Transactions
1-Day Prior	30-Day VWAP
27.0%	29.1%
Boenning compared the foregoing summary premiums paid calculations to the 42.9% premium implied by the merger consideration of  $1.00 per share offered for other than rollover shares pursuant to the merger agreement to the shareholders of the company based on the company’s closing stock price of  $0.70 as of December 7, 2018.
No company or transaction used as a comparison in the above analysis is identical to the company or the merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Miscellaneous
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Boenning did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Boenning made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Boenning provided an opinion of fairness, from a financial point of view, to the special committee of our board in connection with the merger and did not act as an advisor. As part of its investment banking business, Boenning is continually engaged in the valuation of the securities of OurPet’s in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. Boenning has experience in, and knowledge of, the valuation of similar enterprises. Boenning employees and employees of Boenning affiliates may also from time to time maintain individual positions in the company’s common stock.
The company selected Boenning to issue an opinion of fairness to the special committee of our board in connection with the merger based on Boenning’s reputation and experience. Boenning is a nationally recognized investment banking firm that has experience in transactions similar to the merger.

In connection with Boenning’s services as the issuer of an opinion of fairness to the special committee of our board, the company paid Boenning an aggregate fee of approximately $125,000. In addition, the company has agreed to reimburse certain of Boenning’s expenses arising, and to indemnify Boenning against certain liabilities that may arise, out of Boenning’s engagement.
Boenning has not had any material relationship with Hyper Pet during the past two years in which compensation was received or was intended to be received. Boenning has provided no investment banking services to the company during the past two years in which compensation was received or was intended to be received. Boenning may provide services to Hyper Pet or Guardian in the future (and/or to the company if the merger is not consummated), although as of the date of Boenning’s opinion, there was no agreement to do so nor any mutual understanding that such services were contemplated.
INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER
In considering the recommendations of our board with respect to the merger, you should be aware that OurPet’s directors and executive officers have agreements or arrangements that provide them with interests in the merger, including financial interests, which may be different from, or in addition to, the interests of our other shareholders. These interests may present such directors and executive officers with actual or potential conflicts of interest, and these interests, to the extent material, are described below. Our board was aware of these interests during its deliberations of the merits of the merger and in determining to recommend to our shareholders that they vote for the merger and approve the transactions contemplated by the merger agreement, including the merger. These interests are described in more detail below.
On December 18, 2018, Dr. Steven Tsengas, Konstantine (Dean) S. Tsengas and PZ Holdings Ltd. (collectively, the rollover shareholders) entered into a contribution and unit subscription agreement with GRAC Holdings LLC (the contribution agreement). Dr. Steven Tsengas is the company’s Chairman, President and Chief Executive Officer. Dean Tsengas is the company’s Vice President, Corporate Secretary and Chief Operating Officer. PZ Holdings Ltd. is a shareholder of the company. Charles C. MacMillan, a member of the company’s board and a shareholder of the company, is the Treasurer and Secretary of PZ Holdings Ltd. John W. Spirk, Jr., a member of the company’s board and a shareholder of the company, is an indirect owner of PZ Holdings Ltd. through Spirk Ventures, Ltd. Under the contribution agreement, the rollover shareholders will contribute approximately 20% of their equity in the company toward the financing of the merger via the purchase of units of membership interest in GRAC. Those shareholders will exchange shares of the company having an aggregate value of  $1,747,818, as of the closing of the merger, for units of membership interest in GRAC. Dr. Steven Tsengas will contribute OurPet’s shares having a value of  $926,387, Dean Tsengas will contribute OurPet’s shares having a value of  $189,994, and PZ Holdings Ltd. will contribute OurPet’s shares having a value of 631,437, to GRAC under the contribution agreement.
OurPet’s has two agreements with Senk Properties LLC, an Ohio limited liability company whose members are Dr. Steven Tsengas (40%), Dean Tsengas (24%), Evangelia S. Tsengas (12%) and Nicholas S. Tsengas (24%), for the lease of: (i) a 64,000 square foot warehouse and office facility, and (ii) a 26,000 square foot production, warehouse and office facility. These agreements will not be modified by the merger.
OurPet’s maintains agreements for the development of certain products with Nottingham-Spirk Design Associates, Inc., one of the principals of which is John W. Spirk, Jr., a member of our board and a shareholder of the company. These agreements will not be modified by the merger.
Merger-Related Compensation for Management
Certain non-employee board members have received stock options for their service to the company. Upon consummation of the merger, each outstanding option then held by a board member will become fully vested and exercisable and will be cancelled and converted into the right to receive, the excess, if any, of the $1.00 merger consideration over the exercise price per share of the applicable option. The estimated aggregate amount that would be payable to the members of the OurPet’s board upon cancellation and conversion of their options, if the effective time of the merger occurred on February 1, 2019, is $19,880.
If the merger is consummated, all of the shares otherwise held by our directors (other than the shares being contributed to GRAC by the rollover shareholders) will be cancelled and converted into, and will constitute, the right to receive the $1.00 merger consideration for those shares in cash without interest and less any applicable withholding taxes. The estimated aggregate amount that would be payable to the members of the OurPet’s board, including Dr. Steven Tsengas, upon cancellation and conversion of their shares of OurPet’s stock, if the effective time of the merger occurred on February 1, 2019, is $4,981,204.
Other than our standard form of employee patent, copyright and confidentiality agreement, we do not have any employment contracts with our executive officers, including any compensatory plans or arrangements resulting from the resignation, retirement, or other terminations of the executive officers, with the exception of a consulting agreement with Dr. Steven Tsengas and employment agreements with Dean Tsengas and Scott R. Mendes, which are described below. The merger will not trigger any compensation to any of our executive officers.
Dean S. Tsengas, Secretary and Chief Executive Officer. We entered into an employment agreement with Dean Tsengas on May 31, 2013 for a one-year term, with automatic one-year renewals after the initial term, unless either party elects not to renew by giving 60 days’ written notice. If this employment agreement is not renewed by us, his employment is terminated by us without cause, or he terminates his employment for good reason, he is entitled to receive his current level of compensation for six months. Upon consummation of the merger, Dean Tsengas’ employment agreement will be terminated and replaced by the employment agreement described in the section below entitled “New Compensation Arrangements.”
Scott R. Mendes, Treasurer and Chief Financial Officer. We entered into an employment agreement with Scott R. Mendes on May 31, 2013 for a one-year term, with automatic one-year renewals after the initial term, unless either party elects not to renew by giving 60 days’ written notice. If Mr. Mendes’ employment agreement is not renewed by us, his employment is terminated by us without cause, or he terminates his employment for good reason, he is entitled to receive his current level of compensation for six months.
At the effective time of the merger, any shares of stock then held by named executive officers outright or in our 401(k) plan (other than the shares being contributed to GRAC by the rollover shareholders) automatically will be converted into the right to receive the $1.00 merger consideration in cash.
The estimated aggregate amount that would be payable to the OurPet’s executive officers, not including Dr. Steven Tsengas, upon cancellation and conversion of their shares of OurPet’s stock (including those held in our 401(k) plan), if the effective time of the merger occurred on February 1, 2019, is $1,013,926. The amount to be paid to Dr. Steven Tsengas upon cancellation and conversion of his shares of OurPet’s stock, including any shares held by him in our 401(k) plan, is included in the aggregate amount to be paid to the OurPet’s board upon cancellation and conversion of their shares as stated above.
For additional information regarding stock ownership of our directors and executive officers, see “Stock Ownership of Significant Shareholders and Management” beginning on page 72.
New Compensation Arrangements
Upon the closing of the merger, Dr. Steven Tsengas will enter into a consulting agreement with Hyper Pet. Under this agreement, Dr. Tsengas will serve as the New Product Consultant of Hyper Pet to assist Hyper Pet’s new product development teams. The term of the consulting agreement is 12 months from the agreement’s effective date, unless terminated earlier. Either Dr. Tsengas or Hyper Pet may terminate the agreement for any reason with 30 days’ advance written notice, and Hyper Pet may terminate the agreement immediately upon any material breach by Dr. Tsengas. Dr. Tsengas will be required to provide the consulting services for an average of four hours per week, in exchange for which Hyper Pet will pay him a consulting fee of  $60,000 per year. Any additional services requested by Hyper Pet and provided by Dr. Tsengas will be compensated at the rate of  $400 per hour. Hyper Pet also will nominate Dr. Tsengas for election as an outside director of Hyper Pet.
Upon the closing of the merger, Dean Tsengas will enter into an employment agreement with Hyper Pet. Under this agreement, he will serve as the Executive Vice President of Operations of Hyper Pet. For his services, Dean Tsengas will be paid an annual salary of  $185,000, and he is eligible for a performance bonus each year with a minimum target of 20% of his base salary. Dean Tsengas will be eligible for other equity incentive programs, at the board’s discretion, and various other fringe benefits.

Indemnification; Directors’ and Officers’ Insurance
Pursuant to the terms of the merger agreement, directors and executive officers of OurPet’s will be entitled to ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For additional information, see the section entitled “The Merger Agreement” beginning on page 51 of this proxy statement.
VOTING AND SUPPORT AGREEMENT
On December 20, 2018, Dr. Tsengas, Dean Tsengas, Joseph T. Aveni, Nick Tsengas, PZ Holdings Ltd., Capital One Partners, LLC, Nottingham Ventures, Ltd. Spirk Ventures, Ltd., and LJR Limited Partnership (collectively, the voting shareholders) entered into a voting and support agreement with Parent, pursuant to which each voting shareholder has agreed to vote (i) in favor of the merger and the transactions contemplated by the merger agreement, unless the board makes an adverse recommendation change that results in the termination of the merger agreement, (ii) against any takeover proposal or any other action that would prevent the consummation of the merger, except if the voting shareholder does so in the course of discharging a fiduciary duty as a director of the company. As of the record date, the voting shareholders beneficially owned approximately 54.6% of our outstanding common stock. The obligations under the voting agreement will terminate if, among other reasons, the merger agreement is terminated in accordance with its terms. The foregoing description of the voting agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to a form of the voting agreement, a copy of which is filed as Exhibit 99.2 to the Current Report on Form 8-K filed by the company on December 20, 2018, and is incorporated by reference into this proxy statement.
CONSEQUENCES IF THE MERGER IS NOT COMPLETED
If the proposal to approve the merger and the other transactions contemplated by the merger agreement is not approved by the holders of shares representing a majority of the outstanding shares of our stock entitled to vote, or if the merger is not completed for any other reason, you will not receive any consideration for your shares of our stock. Instead, we will remain a public company, and our stock will continue to be traded on the OTCQX and be registered under the Exchange Act. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of shares of our stock will continue to be subject to the same risks and opportunities as they currently are subject to with respect to their ownership of our stock. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our stock, including the risk that the market price of our stock may decline to the extent that the current market price of our stock reflects a market assumption that the merger will be completed. If the proposal to approve the merger and the other transactions contemplated by the merger agreement is not approved or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.
In addition, upon termination of the merger agreement under specified circumstances, OurPet’s would be obligated to pay Parent a termination fee of $750,000. For more information, please see the discussion in the section entitled “The Merger Agreement — Termination Fee” beginning on page 65 of this proxy statement. In no event will we be required to pay a termination fee on more than one occasion.
FINANCING OF THE MERGER
We anticipate that the total amount of funds necessary to pay all of the merger consideration to our shareholders in connection with the merger will be approximately $19.0 million.
Parent and GRAC have entered into equity commitment letters (the equity commitment letters) with each of Tim Blurton, Julian Morton, Guardian Capital Partners Fund II, L.P., Guardian Capital Partners Fund II (Q), L.P., ALSR LLC, 747 Stuyvesant IV Parallel Fund, L.P., 747 Stuyvesant IV, LP, Stuyvesant IV Parallel Fund, LP, 747 Hudson II, LP, 747 Hudson II Parallel Fund, LP, CCP III-SBIC, L.P. and CCP III-A, L.P. (collectively, the investors). In the letters, each of the investors has agreed to purchase from GRAC certain units of membership interest in GRAC prior to the closing of the merger, and GRAC has agreed to contribute the proceeds of such sales to the capital of Parent to be used by Parent to fund the amounts payable by Parent and Merger Sub under the merger agreement. Parent may assign its rights, interests or obligations under each of the commitment letters to any permitted assignee of Parent’s rights, interests and obligations under the merger agreement. The amount of the equity commitment made by the investors, in the aggregate, is $17,216,282. The obligation of the investors (and any of their permitted designees) to fund the amounts contemplated by the equity commitment letters is generally subject to the satisfaction or waiver by Parent or Merger Sub, as applicable, of the conditions to:
•
Parent’s and Merger Sub’s obligations to consummate the merger, which are described in the section entitled “The Merger Agreement — Conditions of the Merger” below, and

•
the lenders’ obligations as set forth in the debt commitment letter, which are described below.

On December 12, 2018, Hyper Pet received from CIBC Bank USA (CIBC) a letter confirming CIBC’s commitment to enter into with Hyper Pet a credit facility, the proceeds of which will be used by Hyper Pet to fund a portion of the merger consideration (the debt commitment letter). The aggregate principal amount under the debt commitment letter is $80 million, which is comprised of: a $30 million senior secured revolving line of credit, with a $5 million sublimit for the issuance of standby letters of credit and a $5 million sublimit for swing line loans, subject to a borrowing base; a $45 million senior secured term loan; and a $5 million senior secured delayed draw term loan. Under the debt commitment letter, the borrowers will be Hyper Pet, its wholly-owned subsidiary Hyper Pet Brands LLC, and Parent. The lenders will be CIBC and other banks, financial institutions and accredited investors arranged by CIBC in consultation with the borrowers. This debt commitment is subject to certain conditions to be set forth in the credit facility.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following is a summary of certain U.S. federal income tax consequences of the merger to “U.S. holders” and “non-U.S. holders” (both as defined below) of shares of our stock that will be converted into the right to receive cash in the merger. This discussion is based on the current provisions of the Code, applicable U.S. Treasury regulations promulgated under the Code, judicial authority and administrative rulings in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences to the holders as described herein. No ruling from the Internal Revenue Service (IRS) has been or will be sought with respect to any aspect of the merger.
This discussion does not purport to be a complete analysis of all potential tax effects of the merger. For example, it does not consider the effect of any applicable state, local or foreign income tax laws, or of any non-income tax laws. In addition, this discussion does not address the tax consequences of transactions effectuated prior to or after the completion of the merger (whether or not such transactions occur in connection with the merger), including, without limitation, the acquisition or disposition of our stock other than pursuant to the merger. This discussion does not address the U.S. federal income tax consequences to holders of shares who exercise dissenters’ rights under Colorado law. Furthermore, this discussion applies only to holders that hold their stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, this discussion does not address all aspects of U.S. federal income tax consequences that may be relevant to a holder in light of the holder’s particular circumstances or to holders subject to special rules, such as:
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dealers or traders subject to a mark-to-market method of tax accounting with respect to our common stock,

•
persons holding our stock as part of a straddle, hedging transaction, conversion transaction, integrated transaction or constructive sale transaction,

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U.S. holders whose functional currency is not the U.S. dollar,

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persons who acquired our stock as compensation through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation,

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banks and certain other financial institutions,

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insurance companies,

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regulated investment companies,

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real estate investment trusts,

•
partnerships, S corporations or other pass-through entities for U.S. federal income tax purposes,

•
controlled foreign corporations and passive foreign investment companies,

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certain former citizens or residents of the United States,

•
tax-exempt organizations,

•
tax-qualified retirement plans or other tax-deferred accounts, or

•
persons subject to the United States alternative minimum tax.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) holds our stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our stock and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the merger to them.
U.S. Holders
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our stock that is:
•
an individual citizen or resident of the United States,

•
a corporation, or any other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia,

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

•
a trust if  (i) a court within the United States can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The conversion of our stock into the right to receive cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of our stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to our shares and the U.S. holder’s adjusted tax basis in those shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of our stock (i.e., shares of our stock acquired at the same cost in a single transaction). Such gain or loss generally will be treated as long-term capital gain or loss if the U.S. holder’s holding period in our stock exceeds one year at the time of the completion of the merger. Long-term capital gains of non-corporate U.S. holders generally are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. Certain U.S. holders that are individuals, trusts or estates are subject to a 3.8% U.S. federal tax on certain investment income, including gain from the conversion of our stock into the right to receive cash in the merger.
Non-U.S. Holders
A “non-U.S. holder” is a beneficial owner of our stock that is not a U.S. holder or a partnership (or any other entity classified as a partnership for U.S. federal income tax purposes). Payments made to a non-U.S. holder upon the conversion of the shares of our stock into the right to receive cash in the merger generally will not be subject to U.S. federal income tax unless:
•
the gain, if any, on such shares is effectively connected with a trade or business of the non-U.S. holder in the United States (or, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States),

•
the non-U.S. holder is an individual who is present in the United States for a period or periods aggregating one hundred eighty three days or more in the taxable year of the exchange of shares of our common stock for cash pursuant to the merger and certain other conditions are met, or

•
the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of our stock at any time during the five-year period preceding the merger, and OurPet’s is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held our stock.

A non-U.S. holder described in the first bullet point immediately above generally will be subject to regular U.S. federal income tax on a net income basis on any gain from the conversion of shares of our stock into the right to receive cash in the merger as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. If such non-U.S. holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (or a lower applicable treaty rate) attributable to gain described in the first bullet point above. A non-U.S. holder described in the second bullet point immediately above will be subject to tax at a rate of 30% (or a lower applicable treaty rate) on any gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year, even though the individual is not considered a resident of the United States.
We believe we have not been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period preceding the merger.
Information Reporting and Backup Withholding
Payments made in exchange for our stock generally will be subject to information reporting unless the holder is an “exempt recipient” and may also be subject to backup withholding at a rate of 24%. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should complete and return Internal Revenue Service Form W-9, certifying that the U.S. holder is a U.S. person, the taxpayer identification number provided is correct and the U.S. holder is not subject to backup withholding. A non-U.S. holder that provides the applicable withholding agent with an Internal Revenue Service Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) will generally establish an exemption from backup withholding, provided that the payor does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person.
Amounts withheld under the backup withholding rules are not additional taxes and may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the relevant information is timely furnished to the IRS.
THIS DISCUSSION OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. WE URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
REGULATORY APPROVALS REQUIRED FOR THE MERGER
No consents or approvals with any government, court, administrative, regulatory or other governmental agency or any non-governmental self-regulatory agency, commission, authority or accrediting body, including any taxing authority, are required by or with respect to OurPet’s or any subsidiary of the company in connection with the merger agreement by the company or the transactions contemplated by the merger agreement.

THE MERGER AGREEMENT
The following summarizes the material provisions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. We urge you to read the copy of the merger agreement attached to this proxy statement as Annex A carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained or incorporated by reference into this proxy statement.
The merger agreement contains representations and warranties made by OurPet’s, Parent and Merger Sub. These representations and warranties, which are set forth in the copy of the merger agreement attached to this proxy statement as Annex A, were made for the purposes of negotiating and entering into the merger agreement between the parties. In addition, these representations and warranties were made as of specified dates, may be subject to standards of materiality different from what may be viewed as material to our shareholders, or may have been used for the purpose of allocating risk between the parties instead of establishing certain matters as facts. Moreover, the representations and warranties are qualified in a number of important respects, including through the use of exceptions for certain matters disclosed by the party that made the representations and warranties, and information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. None of the representations and warranties will survive the closing of the merger and, therefore, they will have no legal effect under the merger agreement after the closing of the merger.
Structure
When the merger is completed, Merger Sub will be merged with and into OurPet’s, with OurPet’s surviving as a wholly owned subsidiary of Parent. At the merger effective time, the separate corporate existence of Merger Sub will cease, and OurPet’s will continue on as the surviving entity.
Closing; Effective Time
The closing of the merger under the merger agreement is set to occur no later than the second business day after the satisfaction or waiver of the conditions precedent set forth in the merger agreement, unless another date is agreed to by Parent and OurPet’s. Throughout this summary, we sometimes refer to the date on which the closing of the merger occurs as the closing date and the time at which the merger occurs as the merger effective time.
On the closing date, OurPet’s and Merger Sub will file Articles of Merger with the Secretary of State of the State of Colorado and the Secretary of State of the State of Delaware to effect the merger. Such articles will comply with the relevant provisions of the Colorado Business Corporation Act (CBCA) and the Delaware General Corporation Law. The Merger will be effective at the time the Articles of Merger have been accepted for record by the Secretary of State of the State of Colorado and the Secretary of State of the State of Delaware or at a later time as agreed to by the parties and specified in the Articles of Merger.
Organizational Documents
At the merger effective time, the articles of incorporation of OurPet’s will become the articles of incorporation for the surviving entity. However, the by-laws of OurPet’s will be amended and restated to be identical to the bylaws of Merger Sub that were in effect prior to the merger effective time.
Directors and Officers
The directors and officers of Merger Sub immediately prior to the merger effective time will become the directors and officers of, and will manage, the surviving entity following the merger effective time.

Treatment of Common Stock
At the merger effective time, each issued and outstanding share of OurPet’s stock (i) held by OurPet’s as treasury stock, (ii) owned by any direct or indirect wholly owned subsidiary of OurPet’s, (iii) that is owned directly or indirectly by Parent or Merger Sub immediately prior to the merger effective time, or (iv) being contributed to the capital of GRAC Holdings LLC, a Delaware limited liability company, pursuant to the contribution agreement (as defined in the section of this proxy statement entitled “Interests of Directors and Officers in the Merger”), will automatically be cancelled and retired and cease to exist and no cash or other consideration will be delivered or deliverable in exchange therefor.
Each share of stock of OurPet’s issued and outstanding prior to the merger effective time will automatically be converted into the right to receive $1.00 in cash (the merger consideration). At the merger effective time all of those shares will be automatically cancelled and retired and will cease to exist.
Preferred Stock
Prior to the merger effective time, all of the issued and outstanding shares of OurPet’s preferred stock will be converted into shares of OurPet’s common stock.
Stock Options
At or prior to the merger effective time, each outstanding OurPet’s stock option that represents the right to acquire shares of stock of OurPet’s will automatically become fully vested and exercisable and cease to exist. All OurPet’s stock options will be converted into the right to receive the excess, if any, equal to the product of  (i) the merger consideration over the exercise price of the applicable OurPet’s stock option, multiplied by (ii) the number of shares applicable to the OurPet’s stock option. The cash provided for the options will be paid net of any withholding taxes as may be required to be withheld under the Code.
Merger Sub Stock
Each share of stock of Merger Sub issued and outstanding immediately prior to the merger effective time will be converted into one validly issued, fully paid and non-assessable share of common stock of the surviving entity.
Exchange and Payment Procedure
Prior to the merger effective time, Parent will designate a bank or trust company to act as the paying agent for the merger consideration. Immediately following acceptance of the Articles of Merger by the Colorado Secretary of State and the Delaware Secretary of State, Parent will deposit with the paying agent, for the benefit of the holders of shares of OurPet’s stock, cash sufficient to pay the aggregate merger consideration.
As soon as possible after the merger effective time (but no later than the second business day after the effective time), OurPet’s will cause the paying agent to mail to each holder of OurPet’s stock as of immediately prior to the merger effective time a letter of transmittal and instructions for surrendering the certificates or book-entry shares in exchange for the merger consideration. Upon surrender of a certificate or book-entry shares that previously represented shares of OurPet’s stock to the paying agent, together with a completed and executed letter of transmittal, the holder of the certificate or of the book-entry shares will be entitled to receive the applicable merger consideration. Until surrendered, each certificate or book-entry share (other than shares of stock that are cancelled under the merger agreement) will be deemed, after the merger effective time, to represent only the right to receive upon the surrender the merger consideration into which the shares of OurPet’s stock previously represented by the certificate or book-entry shares are convertible, without interest.
No Further Ownership Rights
All consideration paid upon the surrender of a certificate or of book-entry shares, including the merger consideration, will be deemed to have been paid in full satisfaction of all rights pertaining to shares of OurPet’s stock previously represented by the certificate or book-entry shares, and, at the merger effective time, the stock transfer books of OurPet’s will be closed and there will be no further registration of transfers on the stock transfer books of OurPet’s of the shares of stock that were outstanding immediately prior to the merger effective time. After the merger effective time, holders of certificates or book-entry shares outstanding immediately prior to the merger effective time will cease to have any rights with respect to the shares of OurPet’s stock except as otherwise provided for in the merger agreement or by applicable law.
Undistributed Merger Consideration
Any portion of the funds made available to the paying agent that remains undistributed to shareholders on the date that is one year after the merger effective time will be delivered to the surviving entity or its designee, and any shareholder who has not theretofore complied with the exchange and payment procedures contained in the merger agreement must look only to the surviving entity (subject to abandoned property, escheat or other similar laws) and only as a general creditor thereof with respect to the payment of any merger consideration to which the holder is entitled upon the surrender of a certificate or book-entry shares. Any portion of the funds made available to the paying agent that remains unclaimed by shareholders on the date that is immediately prior to the time as those amounts would otherwise escheat to or become property of any governmental entity will, to the extent permitted by law, become the property of the surviving entity, free and clear of all claims or interests.
None of Parent, Merger Sub, OurPet’s, the surviving entity, the paying agent or their respective representatives will be liable to any person in respect of any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
Lost, Stolen or Destroyed Certificates
If any certificate has been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed, and, if required by the surviving entity, the posting of a bond in a reasonable amount as the surviving entity may direct, as an unsecured indemnity against any claim that may be made against it with respect to the certificate, the paying agent will deliver in exchange for the lost, stolen or destroyed certificate, the merger consideration payable pursuant to the merger agreement in respect of the shares of OurPet’s stock formerly represented by the certificate.
Withholding Rights
The surviving entity and Parent are entitled to direct the paying agent to deduct from the merger consideration those amounts as Parent, the surviving entity or the paying agent are required to deduct and withhold with respect to payments under the Code or any other tax law. To the extent that any amounts are deducted by Parent, the surviving entity or the paying agent in accordance with the terms and conditions of the merger agreement, the deducted and withheld amounts will be treated for purposes of the merger agreement as having been paid to the person in respect of which the deduction and withholding was made by the surviving entity, parent or the paying agent, and will be paid by Parent, the surviving entity or the paying agent to the appropriate governmental entity.
Dissenters’ Rights
Prior to the merger effective time, any shares of OurPet’s stock issued and outstanding immediately prior to the merger effective time and that are held by shareholders of OurPet’s who comply with the requirements to dissent described under the section entitled “Dissenters’ Rights” beginning at page 68 of this proxy statement (the dissenting shares) will not be converted into or represent the right to receive a portion of the merger consideration. Dissenting shareholders will only be entitled to receive payment from the surviving entity of the fair market value of the dissenting shares as agreed upon or determined in accordance with the CBCA unless and until the holder of any OurPet’s stock has failed to perfect or has withdrawn or lost his, her or its right to appraisal and payment under the CBCA, in which case the OurPet’s stock will be deemed, as of the merger effective time, to have been canceled and retired and to have ceased to exist and been converted into the right to receive, upon surrender of the applicable stock certificate, without interest, in accordance with the merger agreement, the merger consideration applicable thereto. After the merger effective time, no OurPet’s shareholder who has demanded appraisal rights will be entitled to vote his, her or its shares of OurPet’s stock for any purpose or to receive payment of dividends or other distribution on his, her or its shares (except dividends or other distributions payable to shareholders of record at a date prior to the merger effective time). OurPet’s will give Parent (i) prompt notice of any demands for appraisal that it receives, any attempted withdrawals of demands and any other instruments relating to shareholders’ rights of appraisal under the CBCA, in each case, received by OurPet’s prior to the closing date and (ii) the opportunity to participate in any negotiations related to the demands for appraisal. Prior to the closing date, OurPet’s will not, without the prior written consent of Parent voluntarily make any payments with respect to, or settle, or offer or agree to settle, any such demand.
Representations and Warranties
OurPet’s made customary representations and warranties in the merger agreement that are subject, in some cases, to exceptions and qualifications contained in the merger agreement or in the disclosure schedules delivered in connection with the merger agreement. These representations and warranties relate to, among other things:
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Organization, standing and corporate power,

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OurPet’s capitalization and ownership in its subsidiaries,

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Authorization to enter into the merger agreement and to complete the merger and the other transactions contemplated by the merger agreement,

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The enforceability of the merger agreement against OurPet’s,

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The absence of conflicts with, or violations or breaches of, or defaults under, organizational documents, contracts and laws applicable to OurPet’s or to any of its subsidiaries as a result of executing and performing the provisions of the merger agreement,

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Consents, approvals, orders or authorizations of, actions by or in respect of, or registrations, declarations or filings with governmental authorities required by or with respect to OurPet’s or any of its subsidiaries in connection with the execution and performance of the merger agreement by OurPet’s or the consummation of the merger,

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The completeness and accuracy of reports filed with the SEC by OurPet’s since January 1, 2015,

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The absence of undisclosed liabilities,

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The absence of certain changes or events since September 30, 2018,

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The absence of undisclosed litigation and orders,

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Material contracts, the enforceability of any material contracts and the absence of any violation of, or default under, any material contract,

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Compliance with laws generally and possession and validity of permits,

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Environmental matters affecting OurPet’s and its subsidiaries,

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Labor matters affecting OurPet’s and its subsidiaries and compliance with ERISA,

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Employee benefit plans of OurPet’s and its subsidiaries,

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Insurance coverage of OurPet’s and its subsidiaries,

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Tax matters, including specific representations with regard to Series OP of NMS Insurance and OurPet’s DISC, Inc., both of which are subsidiaries of OurPet’s,

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Leased real property, and the absence of any owned real property, of OurPet’s,

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Intellectual property owned or licensed by OurPet’s and its subsidiaries,

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Compliance with anticorruption laws,

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Accounts receivable as of the day the merger agreement was signed,

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The quality and quantity of the inventory of OurPet’s,

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The customers and vendors of OurPet’s,

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The absence of any applicable state “takeover” statute,

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The absence of undisclosed broker’s, finder’s, financial advisor’s or other similar fee,

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Financial advisor’s opinion,

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The vote of the shareholders of OurPet’s required in connection with the approval of the merger and the merger agreement, and

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Contracts with certain related parties.

The merger agreement also contains customary representations and warranties made, jointly and severally, by Parent and Merger Sub that are subject, in some cases, to exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:
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Organization, standing and authority,

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Authorization to enter into the merger agreement and to complete the merger,

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The enforceability of the merger agreement against Parent and Merger Sub,

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The absence of conflicts with, or violations or breaches of, or defaults under, organizational documents, contracts and laws applicable to Parent or Merger Sub as a result of executing and performing the provisions of the merger agreement,

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Consents, approvals, orders or authorizations of, actions by or in respect of, or registrations, declarations or filings with governmental authorities required by or with respect to Parent or Merger Sub in connection with the execution and delivery of the merger agreement by Parent and Merger Sub or the consummation the merger,

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The ownership of Merger Sub and absence of prior conduct of business activities of Merger Sub,

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Their financial resources, including, in particular, the debt and equity financing which will provide the acquisition financing at the merger effective time sufficient to consummate the merger,

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Their ownership of no shares of OurPet’s stock,

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The absence of pending or threatened litigation or orders against Parent or Merger Sub,

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The absence of any contract between Parent or Merger Sub and any member of OurPet’s management or directors,

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The solvency of the surviving entity and its subsidiaries, and

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The absence of undisclosed broker, finders, financial advisors or other similar fees.

Conduct of Business Pending the Merger
Under the merger agreement, OurPet’s has agreed that, subject to exceptions set forth in the merger agreement, between the date of the merger agreement and the earlier of the closing date and the termination of the merger agreement (referred to as the interim period), it will, and to the extent that it has the ability to do so by contract or otherwise, will cause each of its subsidiaries to:
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Carry on its business in the ordinary course consistent with past practice, and

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Use commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill and ongoing businesses.

OurPet’s also has agreed that during the interim period, subject to certain exceptions described in the merger agreement or unless Parent gives its prior written consent, OurPet’s will not, and will not permit any of its subsidiaries to, among other things:
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Declare, set aside or pay any dividend on or make any other distributions with respect to the OurPet’s common stock or capital stock of any of its subsidiaries, except for: (i) dividends with respect to the preferred stock and (ii) the declaration and payment of dividends or other distributions to OurPet’s or any subsidiary of OurPet’s by any directly or indirectly wholly-owned OurPet’s subsidiary,

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Other than the conversion of OurPet’s preferred stock required pursuant to the merger agreement, split, subdivide, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu or in substitution for shares of its capital stock,

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Purchase, redeem or otherwise acquire or offer to purchase redeem or otherwise acquire, any shares of OurPet’s capital stock or any other company securities or any rights, warrants or options to acquire those shares or other securities, except for (i) purchases, redemptions or other acquisitions of securities under plans or arrangements existing as of the date of the merger agreement between OurPet’s or its subsidiaries and any director, employee or former employee of OurPet’s or any of its subsidiaries, or in connection with the exercise of stock options of OurPet’s, (ii) conversion of the preferred stock of OurPet’s into common stock of OurPet’s, or (iii) as otherwise consented to by Parent,

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Issue, deliver, sell, grant, pledge or otherwise encumber any shares of capital stock or other ownership interests,

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Amend its organizational documents,

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Make any acquisition of the capital stock or other ownership interest or assets of any other person or entity,

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Adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization,

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Incur any indebtedness for borrowed money (including pursuant to existing credit facilities and other arrangements in existence as of the date of the merger agreement), guarantee any indebtedness of a third party, enter into any contract with respect to any indebtedness, or issue or sell debt securities that would result in an aggregate increase in the amount of outstanding indebtedness of OurPet’s and its subsidiaries by more than $100,000,

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Sell, transfer, lease, license, mortgage, sell or leaseback or otherwise encumber or subject to any lien or otherwise dispose of any of its properties or other assets (including the capital stock or other equity interests in any subsidiary of OurPet’s), except liens securing existing indebtedness, pursuant to contracts in force as of the date of the merger agreement, dispositions of obsolete or worthless assets (expressly excluding any real property) that are no longer useful in the conduct of the business of OurPet’s, or transfers among OurPet’s and its subsidiaries,

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Pay, discharge, settle or satisfy any suit, action or claim other than settlements of any suit, action or claim, or threatened suit, action or claim, that (i) require payments by OurPet’s or any subsidiary of OurPet’s (net of insurance proceeds) in an amount not to exceed $100,000 individually or $250,000 in the aggregate, and do not require any other actions or impose any other material restrictions on the business or operations of OurPet’s or its subsidiaries, or (ii) settlements in the ordinary course of business consistent with past practices of any worker’s compensation claims or employee claims filed with the Equal Employment Opportunity Commission, so long as the settlements do not exceed $100,000 individually or $250,000 in the aggregate,

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Amend or modify in any material respect any material contract or terminate any material contract or enter into any contract that (i) if entered into prior to the date of the merger agreement, would have been required to be disclosed as a material contract in the merger agreement or (ii) is not terminable upon 30 days’ notice without penalty or premium,

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(i) adopt, enter into, terminate or materially amend any employee benefit plan, any other agreement, plan or policy involving OurPet’s or any of its subsidiaries and one or more of their current or former employees or board members that is not terminable at will or any retention or bonus agreement involving OurPet’s or any of its subsidiaries and any of their current or former employees or board members, other than to comply with any contract entered into prior to the date of the merger agreement, (ii) increase the compensation, bonus or fringe or other benefits offered by OurPet’s or its subsidiaries other than increases in the ordinary course of business consistent with past practice, (iii) take any action to accelerate the vesting or payment of any compensation or benefit under any employee benefit plan or (iv) loan or advance any money or other property (other than reimbursement of reimbursable expenses or any advances of expenses in the ordinary course of business consistent with past practice) to any current or former board member or officer of OurPet’s or any of its subsidiaries,

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Enter into any contract or engage in any transaction with one or more of the directors, officers or shareholders of OurPet’s, or with any organization affiliated with one or more of the directors, officers or shareholders of OurPet’s,

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Adopt or implement any shareholder rights plan or similar arrangement,

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Elect to be subject to any state takeover, “control-share” or other similar statute or regulation with respect to the merger agreement, OurPet’s, or the transactions contemplated by the merger,

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Make any material change in any method of financial accounting principles or practices, except for any change required by a change in GAAP or applicable law,

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(i) settle or compromise any tax claim, audit or assessment, (ii) make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, (iii) amend any material tax returns or file claims for material tax refunds, or (iv) enter into any closing agreement, surrender in writing any right to claim a tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any tax claim or assessment relating to OurPet’s or any of its subsidiaries,

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Enter into any material agreement or other similar contract with respect to any joint venture, strategic partnership or alliance or any binding agreement with respect to the acquisition of any real property by OurPet’s or its subsidiaries,

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Take any action to exempt any person from, or make any acquisition of securities of OurPet’s by any person not subject to, any state takeover statute or similar statute or regulation that applies to OurPet’s,

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Fail to use reasonable best efforts to maintain material current insurance coverages, or fail to enforce the material rights of OurPet’s or of any of its subsidiaries under any existing insurance coverage,

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Make any capital expenditure in excess of  $100,000 or a series of capital expenditures which are in the aggregate in excess of  $200,000,

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Negotiate or refinance any form of indebtedness having a maturity date at any time between the date of the merger agreement and the 180th day following the closing date, or

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Authorize, agree or commit to do any of the above.

Acquisition Proposals
As of the date of the merger agreement, OurPet’s will instruct and cause its agents and each of its subsidiaries and their agents, to (i) immediately cease all activities, discussions and negotiations with any persons that may have been ongoing with respect to a “takeover proposal” (defined below), and (ii) deliver a written notice to any of those persons to the effect that OurPet’s was ending all discussions and negotiations with respect to a takeover proposal, and requesting that those persons return or destroy all confidential information concerning OurPet’s and its subsidiaries.
As more thoroughly described in the merger agreement, OurPet’s has agreed that it will not, and will not permit its subsidiaries to:
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Solicit, initiate or knowingly encourage or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be likely to lead to, any takeover proposal,

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Provide any non-public information, or afford access to the properties, books, records, or personnel of OurPet’s or any of its subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any person that OurPet’s, any of its subsidiaries, or any of its or any of its subsidiaries’ agents has reason to believe is considering making, or has made, any takeover proposal,

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Enter into or maintain or continue discussions or negotiate with any person in furtherance of takeover proposal inquiries or to obtain a takeover proposal or otherwise in connection with any takeover proposal,

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Approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a takeover proposal or any proposal or offer that could reasonably be expected to lead to a takeover proposal,

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Amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of OurPet’s or any of its subsidiaries,

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Take any action to exempt any person from, or make any acquisition of securities of OurPet’s by any person not subject to, any state takeover statute or similar statute or regulation that applies to OurPet’s with respect to a takeover proposal or otherwise, including restrictions on “business combinations” set forth in the Colorado Business Corporations Act, or

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Resolve or agree to do any of the above or otherwise authorize or permit any of its agents to do any of the above.

Prior to the approval of the merger and the merger agreement by the shareholders of OurPet’s, OurPet’s may (i) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona-fide, unsolicited takeover proposal in writing that the board of directors of OurPet’s believes in good faith, after consultation with outside legal counsel and the financial advisors of OurPet’s, constitutes or would reasonably be expected to result in a “superior proposal” (defined below), and (ii) furnish non-public information or data relating to OurPet’s or any of its subsidiaries to the third party with which it has entered into a confidentiality agreement with provisions relating to confidentiality and standstill arrangements that are no less favorable to OurPet’s than the provisions of the confidentiality agreement entered into with Parent and afford access to the properties, books, records, or personnel of OurPet’s and its subsidiaries. OurPet’s will promptly provide to Parent and Merger Sub any material non-public information that is provided to any of those third parties which has not previously been provided to Parent and Merger Sub.
OurPet’s will notify Parent promptly (but in no event later than two days) after receipt by OurPet’s, its subsidiaries, or any of its or their respective agents, of any takeover proposal, any inquiry that OurPet’s reasonably believes could be expected to lead to a takeover proposal, any request for non-public information relating to OurPet’s or any of its subsidiaries or for access to the business, properties, assets, books or records of OurPet’s or any of its subsidiaries by any third party. In the notice, OurPet’s will identify the third party making, and details of the material terms and conditions of, the takeover proposal, indication or request. OurPet’s will keep Parent reasonably informed, on a prompt basis, of the status of the takeover proposal, inquiry or request (including the material terms and conditions thereof and any modifications thereto), and OurPet’s will promptly provide Parent with any non-public information concerning the business, present or future performance, financial condition or results of operations of OurPet’s, provided to any third party that has not been previously provided to Parent.
As more thoroughly described in the merger agreement, the term “takeover proposal” means any inquiry, proposal, offer or indication of interest from any person (other than Parent and its subsidiaries) relating to, in a single transaction or series of related transactions, any:
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Direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of assets of OurPet’s or any of its subsidiaries equal to 10% or more of the consolidated assets of OurPet’s, or to which 10% or more of the net revenues or net income of OurPet’s on a consolidated basis are attributable,

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Direct or indirect acquisition of 10% or more (or, in the case of any person beneficially owning 10% or more of the outstanding shares of OurPet’s common stock as of the date of the merger agreement, any additional shares) of any class of outstanding voting or equity securities of OurPet’s or any of its subsidiaries,

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Tender offer or exchange offer that if consummated would result in any person beneficially owning 10% or more (or, in the case of any person beneficially owning 10% or more of the outstanding shares of OurPet’s common stock as of the date of the merger agreement, any additional shares) of any class of outstanding voting or equity securities of OurPet’s or any of its subsidiaries,

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Liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), recapitalization, extraordinary dividend (whether in cash or other property) or other significant corporate reorganization of OurPet’s or any of its subsidiaries,

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Merger, consolidation or other combination involving OurPet’s and any third party other than a subsidiary, or

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Any combination of the types of transactions listed above if the sum of the percentage of consolidated assets, net revenues or net income and OurPet’s common stock involved is 10% or more.

As more thoroughly described in the merger agreement, the term “superior proposal” means a written, bona-fide takeover proposal, which, in the good faith determination of the board of OurPet’s, taking into consideration the various legal, strategic, financial, and regulatory aspects of the takeover proposal (provided that, for purposes of this definition of  “superior proposal” only, references to 10% in the definition of takeover proposal are deemed to be references to 50%) and the person or group making the takeover proposal (including any required financing, shareholder approval requirements of the person or group making the proposal, regulatory approvals, shareholder litigation, breakup fee and expense reimbursement provisions, expected timing and risk and likelihood of consummation, and, to the extent deemed appropriate by the board of OurPet’s, other factors that may be considered in making a determination under the CBCA, including any revisions to the terms of the merger agreement proposed by Parent) if consummated, would result in a transaction that is more favorable from a financial point of view to the shareholders of OurPet’s than the transactions contemplated by the merger agreement.
Except as described in the following paragraph, neither the board of OurPet’s nor any committee thereof may (i)(A) fail to make, amend, change, qualify, withhold, withdraw or modify, or publicly propose to amend, change, qualify, withhold, withdraw or modify, in a manner adverse to Parent or Merger Sub, the recommendation of the board of directors that the OurPet’s shareholders adopt the merger agreement and approve the merger, or (B) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend to the OurPet’s shareholders any takeover proposal or superior proposal, (ii) fail to recommend against acceptance of any tender or exchange offer for the OurPet’s common stock within 10 business days after commencement of an offer, (iii) make any public statement inconsistent with the recommendation of the board of OurPet’s that the OurPet’s shareholders adopt the merger agreement and approve the merger (the actions described in clauses (i) and (ii) are referred to as the company adverse recommendation change), (iv) authorize, cause or permit OurPet’s or any of its subsidiaries or any of its or their respective agents to enter into any agreement relating to a takeover proposal, or (v) resolve to do any of the actions listed in clause (i) through (iii).
Prior to the time at which the approval of the shareholders of OurPet’s is obtained relating to the merger and the merger agreement, but not after, the OurPet’s board may make a company adverse recommendation change or cause OurPet’s to (or permit any of its subsidiaries to) enter into an agreement relating to a takeover proposal only if the board of directors has determined (i) that the action if taken would be consistent with the board’s fiduciary duties under applicable law and (ii) that the takeover proposal constitutes a superior proposal. Prior to taking the action, OurPet’s must comply with its obligations described in this section, including the following:
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OurPet’s must give Parent at least two business days’ prior written notice of its intention to make the company adverse recommendation change (which notice must include a copy of the superior proposal, a copy of the relevant proposed transaction agreements and a copy of any financing commitments related thereto),

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OurPet’s and its subsidiaries must negotiate, and cause their agents to negotiate, in good faith with Parent during the two business day period, to the extent Parent wishes to negotiate, in order to enable Parent to propose revisions to the terms of the merger agreement and any other agreements relating to the transactions contemplated by the merger agreement so that the takeover proposal would no longer constitute a superior proposal,

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Following the end of the two business day period, the board of OurPet’s must consider in good faith any proposed revisions to the merger agreement and any other agreements relating to the transactions contemplated by the merger agreement proposed in writing by Parent, and must determine that the takeover proposal would continue to constitute a superior proposal if those revisions were to be given effect, and

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In the event that, after the commencement of the two business day period, there is any material change to the terms of the takeover proposal, OurPet’s will deliver to Parent an additional notice, and the two business day period will be extended, if applicable, in order to ensure that at least one business day remains in the period subsequent to the time that OurPet’s notifies Parent of any material revision (it being understood that there may be multiple extensions).

Voting and Support Agreement
Within two days of the date of the merger agreement, OurPet’s agreed to provide to Parent and Merger Sub the executed voting and support agreement, which is described in the section entitled “The Merger — Voting and Support Agreement” beginning on page 47 of this proxy statement.
Shareholders’ Meeting
OurPet’s has agreed to, as soon as possible, but in no event later than 25 days after this proxy statement has been cleared by the SEC and its staff for mailing to the OurPet’s shareholders, with certain exceptions, duly call, give notice of, convene and hold a meeting of its shareholders for the purpose of obtaining shareholder approval to adopt the merger agreement and approve the merger. Shareholder approval is obtained if a majority of the outstanding shares of OurPet’s stock vote in favor of adopting the merger agreement.
Unless the board of OurPet’s has effected a company adverse recommendation change, as permitted by and in accordance with the provisions described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals,” the board will recommend that the OurPet’s shareholders adopt the merger agreement and approve the merger and use its reasonable best efforts to obtain the approval of the OurPet’s shareholders.

Reasonable Best Efforts
Upon the terms and subject to the conditions of the merger agreement, each of OurPet’s, Parent and Merger Sub has agreed to use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner possible, the merger and the other transactions contemplated by the merger agreement, which includes using reasonable efforts to accomplish the following:
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Taking of all acts necessary to cause the conditions to the consummation of the merger to be satisfied as promptly as possible,

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Obtaining all necessary actions or nonactions, waivers, consents and approvals from government entities and making all necessary registrations and filings (including with government entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, and

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Delivering all required notices to and obtaining all necessary consents, approvals, or waivers from third parties under any material contract or lease or otherwise to the extent related to the merger.

Certain Other Covenants
The merger agreement contains certain other covenants of the parties to the merger agreement relating to, among other things:
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The filing of a proxy statement with the SEC, and cooperation in preparing the proxy statement and in responding to any comments received from the SEC on the proxy statement,

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Giving Parent and its authorized representatives reasonable access to OurPet’s and its subsidiaries’ properties, books, contracts, personnel and records and the confidentiality of information obtained by Parent,

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The indemnification of OurPet’s and its subsidiaries’ directors and officers,

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The fees and expenses of the parties to the merger agreement, including a cap on OurPet’s transaction expenses of  $1,425,000,

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The consultation regarding any press releases or other public statements with respect to the merger agreement or the merger,

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Notification of certain matters,

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Actions necessary so that no takeover statute becomes applicable to the merger agreement or the transactions contemplated by the merger agreement,

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Delivery of resignation letters of the OurPet’s directors,

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The debt and equity commitments received by Parent to fund the merger consideration,

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Certain litigation, and

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SEC filings.

Conditions to the Merger
The obligations of the parties to complete the merger are subject to the satisfaction or waiver of the following mutual conditions:
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The affirmative adoption of the merger agreement and approval of the merger by a majority of the outstanding shares of common stock of OurPet’s entitled to vote, and

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No law, injunction, order, decree or ruling enacted, promulgated, issued, entered, amended or enforced by any governmental entity having jurisdiction over the parties to the merger agreement will be in effect, whether temporary, preliminary or permanent, enjoining, restraining, preventing or prohibiting the consummation of the merger or making the consummation of the merger illegal.

The obligations of Parent and Merger Sub to complete the merger are further subject to the satisfaction or waiver by Parent or Merger Sub, of the following conditions:
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The representations and warranties of OurPet’s have been true and correct at and as of the closing date as though made on and as of the closing date (except (i) for changes resulting from actions permitted under the merger agreement, or (ii) where the failure of any representation or warranty to be true and correct would not reasonably be expected, individually or in the aggregate, to have a material adverse effect (defined below), other than with respect to certain specific representations and warranties, which must be true and correct in all respects), and Parent must have received a certificate signed on behalf of OurPet’s by an executive officer of OurPet’s to that effect,

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OurPet’s must have performed in all material respects all covenants and obligations required to be performed by it under the merger agreement at or prior to the closing date (other than with respect to certain specific covenants and agreements, which must be performed in all respects), and Parent must have received a certificate signed on behalf of OurPet’s by an executive officer of OurPet’s to that effect,

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Since the date of the merger agreement, there must have not occurred any changes, events or circumstances that constitute a material adverse effect, and Parent and Merger Sub must have received a certificate signed on behalf of OurPet’s by an executive officer of OurPet’s to that effect,

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All necessary consents and waivers from third parties in connection with the consummation of the merger and the other transactions contemplated by the merger agreement must have been obtained, other than consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have a material adverse effect,

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No more than five percent of the holders of the issued and outstanding shares of common stock of OurPet’s shall have elected to, or continue to have a right to, exercise appraisal rights under the CBCA,

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Parent must have received a certificate, duly completed and executed on behalf of OurPet’s by an executive officer of OurPet’s certifying that OurPet’s is not a “United States real property holding corporation” within the meaning of Section 897(c) of the Code,

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Each of the parties to the contribution agreement and the voting and support agreement will not have repudiated and will have complied with all their material obligations under those agreements,

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Parent will have received payoff letters executed by the lenders and other financing sources set forth in the merger agreement setting forth all amounts (including principal and accrued but unpaid interest) necessary to repay in full any indebtedness through the closing, and providing that, upon payment in full of those amounts, all obligations with respect to the indebtedness owed to those lenders or other financing sources will be satisfied and released, and that any and all related liens will be terminated and released, each in form and substance reasonably satisfactory to Parent,

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Parent will have received documentation reasonably satisfactory to Parent and Merger Sub demonstrating that OurPet’s has a minimum net working capital of  $1,300,000 immediately prior to the merger effective time, taking into account the distributions and payments contemplated by the merger agreement,

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Parent will have received documentation reasonably satisfactory to Parent and Merger Sub demonstrating that immediately prior to the merger effective time, OurPet’s does not have unpaid transaction expenses in excess of  $1,425,000,

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OurPet’s will not have any issued and outstanding shares of preferred stock,

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OurPet’s will have dissolved Series OP of NMS Insurance Company and OurPet’s DISC, Inc., upon terms reasonably satisfactory to Parent,

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The following agreements will have been terminated: (i) Registration Rights Agreement dated January 3, 2006 by and among OurPet’s, PZ Holdings Ltd. and certain other parties and (ii) Voting Agreement dated January 3, 2006 by and among OurPet’s, Steven Tsengas, Evangelia S. Tsengas, Konstantine (Dean) S. Tsengas, Nicholas S. Tsengas, Senk Properties, Joseph T. Aveni, Carl Fazio, Jr., John G. Murchie, PZ Holdings Ltd. (formerly known as Pet Zone Products Ltd.), Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd. and Spirk Ventures, Ltd., without any of the parties to these agreements having exercised their rights under these agreements, and

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Prior to the merger effective time OurPet’s will have filed all reports, statements, certifications and other documents as required by the SEC, including, if applicable, its Form 10-K for the fiscal year ending December 31, 2018.

The obligations of OurPet’s to complete the merger are further subject to the satisfaction or waiver of the following conditions:
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The representations and warranties of Parent and Merger Sub must have been true and correct at and as of the closing date as though made on and as of the closing date (except (i) for changes resulting from actions permitted under the merger agreement, (ii) to the extent any representation or warranty is made as of a time other than the closing date, the representation or warranty need only be true and correct at and as of such time, or (iii) where the failure of any representation or warranty to be true and correct would not reasonably be expected to have a “parent material adverse effect” (as defined below), and OurPet’s must have received a certificate signed on behalf of Parent by an executive officer of Parent to that effect,

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Parent and Merger Sub must have performed in all material respects all obligations required to be performed by them under the merger agreement at or prior to the closing date, and OurPet’s must have received a certificate signed on behalf of Parent by an executive officer of Parent to that effect,

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Since the date of the merger agreement, there must not have occurred any changes, events or circumstances that constitute a parent material adverse effect, and OurPet’s must have received a certificate signed on behalf of Parent by an executive officer of Parent to that effect, and

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All necessary consents and waivers from third parties in connection with the consummation of the merger and the other transactions contemplated by the merger agreement must have been obtained from third parties, other than consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have a parent material adverse effect.

Determination of Net Working Capital and Transaction Expenses
Within at least three business days prior to the closing date, OurPet’s will provide Parent with a closing statement, reasonably satisfactory to Parent and certified by the chief financial officer of OurPet’s, that sets forth a good faith estimate, setting forth in reasonable detail and accompanied by reasonably detailed back-up documentation, of the net working capital and the transaction expenses, each determined as of five days prior to the closing date. If the net working capital as set forth in the closing statement is not equal to or greater than $1,300,000, or the transaction expenses are greater than $1,425,000, then Parent may terminate the merger agreement by written notice to OurPet’s not later than two business days following Parent’s receipt of the closing statement.
Alternatively, if Parent disagrees with the net working capital or transaction expenses calculation, Parent may on or before two business days following Parent’s receipt of the closing statement deliver written notice to OurPet’s specifying in reasonable detail each item that Parent disputes and the reasons supporting Parent’s position. If Parent fails to timely deliver the termination notice or the dispute notice, the calculation by OurPet’s of the net working capital and the transaction expenses will be deemed accepted by Parent and will be final, conclusive and binding on the parties.
If within two business days after OurPet’s receives notice from Parent that it disputes the calculations in the closing statement, OurPet’s and Parent cannot in good faith resolve any of the disputed items, the closing date will be adjourned for 15 days and the parties will engage an independent accounting firm for resolution of the disputed items. The parties will provide to the independent accounting firm the work papers, documentation and other reports and information relating the disputed item(s) as the independent accounting firm may reasonably request or as either the Parent or OurPet’s believe relevant, and each party will have the opportunity to discuss the disputed matter with the independent accounting firm. No later than 10 days after the accounting firm’s engagement, the accounting firm will provide a written report setting forth its determination of the net working capital and/or the transaction expenses. The accounting firm’s determination will be final, binding and conclusive upon OurPet’s and Parent (absent fraud or manifest error) and OurPet’s will promptly revise the closing statement to reflect the accounting firm’s determination upon receipt of its report.
Termination of Merger Agreement
The merger agreement may be terminated and the merger abandoned at any time prior to the merger effective time whether before or after receipt of the requisite OurPet’s shareholder approval relating to the merger and the merger agreement:
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By mutual written consent of Parent and OurPet’s.

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By either Parent or OurPet’s, if:

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The Merger has not been consummated on or before April 30, 2019, except that that the right to terminate is not available to any party whose willful and material breach of a representation, warranty or covenant in the merger agreement has been a principal cause of or resulted in the failure of the merger to be consummated on or before that date,

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Any law, injunction, order, decree or ruling is in effect enjoining, restraining, preventing or prohibiting the consummation of the merger or making the consummation of the merger illegal and has become final and nonappealable after the parties have used reasonable best efforts to have the law, injunction, order, decree or ruling removed, repealed or overturned, or

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The requisite OurPet’s shareholder approval relating to the merger and the merger agreement is not obtained.

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By Parent, if:

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OurPet’s breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition precedent to the obligations of Parent and Merger Sub to consummate the merger, and (ii) is incapable of being cured, or is not cured, by OurPet’s within 30 calendar days following receipt of written notice of the breach or failure to perform from Parent (provided that Parent does not have the right to terminate the merger agreement if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement under the merger agreement that would result in the conditions precedent to the obligations of OurPet’s to consummate the merger not being satisfied),

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The OurPet’s board of directors effects a company adverse recommendation change, withdraws or modifies in any manner adverse to Parent its approval or recommendation of the merger or the merger agreement, or approves or recommends, any takeover proposal,

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OurPet’s enters into, or publicly announces its intention to enter into, an agreement in respect of a takeover proposal, or OurPet’s has breached in any material respect the provisions described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals” and the violation or breach has resulted in the receipt by OurPet’s of a takeover proposal,

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OurPet’s fails to deliver to Parent and Merger Sub the voting and support agreement, or

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Any party (other than Parent or Merger Sub) to either the voting and support agreement or the contribution agreement breaches the relevant agreement or fails to satisfy the obligations of the party as required by the relevant agreement.

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By OurPet’s, if:

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Parent or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition precedent to the obligations of OurPet’s to consummate the merger, and (ii) is incapable of being cured, or is not cured, by Parent and Merger Sub within 30 calendar days (but in no instance beyond April 30, 2019) following receipt of written notice of the breach or failure to perform from OurPet’s (provided that OurPet’s does not have the right to terminate the merger agreement if OurPet’s is then in breach of any representation, warranty, covenant or agreement under the merger agreement that would result in the conditions precedent to the obligations of Parent and Merger Sub to consummate the merger not being satisfied),

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The OurPet’s board of directors authorizes OurPet’s to enter into, or publicly announces its intention to enter into, an agreement in respect of a takeover proposal, or the board effects a company adverse recommendation change, withdraws or modifies in any manner adverse to Parent its approval or recommendation of the merger or the merger agreement, or approves or recommends, any takeover proposal, in either instance, in accordance with the provisions of merger agreement and OurPet’s has paid the $750,000 termination fee to Parent, or

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(i) all of the conditions to the obligations of Parent and Merger Sub to consummate the merger have been satisfied (other than those that require deliveries or are tested at the time of closing, which conditions would have been satisfied if the closing had occurred at the time of the termination), (ii) OurPet’s has irrevocably confirmed by written notice to Parent that all conditions to the obligations of OurPet’s to consummate the merger have been satisfied (other than those that require deliveries or are tested at the time of closing, which conditions would have been satisfied if the closing had occurred at the time of the termination) or that it has provided an irrevocable notice of waiver (effective as of the closing date) of any unsatisfied conditions to the obligations of OurPet’s to consummate the merger and it is prepared to consummate the merger at the closing, and (iii) Parent and Merger Sub do not receive the proceeds of their financing on the terms provided for in the debt and equity commitment letters or any alternative financing and, as a result, fail to consummate the merger within two business days following the delivery of the notice (provided that OurPet’s does not have the right to terminate the merger agreement if OurPet’s is then in breach of any representation, warranty, covenant or agreement under the merger agreement that would result in the conditions precedent to the obligations of Parent and Merger Sub to consummate the merger not being satisfied).

Termination Fee
If the merger agreement is terminated by Parent or OurPet’s as a result of the requisite OurPet’s shareholder approval not being obtained, or by Parent, for the following reasons, OurPet’s will pay Parent a fee equal to $750,000 (the termination fee):
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OurPet’s fails to deliver a minimum net working capital of  $1,300,000, or the transaction expenses of OurPet’s are greater than $1,425,000,

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OurPet’s breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition precedent to the obligations of Parent and Merger Sub to consummate the merger, and (ii) is incapable of being cured, or is not cured, by OurPet’s within 30 calendar days following receipt of written notice of the breach or failure to perform from Parent (provided that Parent does not have the right to terminate the merger agreement if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement under the merger agreement that would result in the conditions precedent to the obligations of OurPet’s to consummate the merger not being satisfied),
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The OurPet’s board of directors effects a company adverse recommendation change, withdraws or modifies in any manner adverse to Parent its approval or recommendation of the merger or the merger agreement in connection with, or approves or recommends, any takeover proposal,

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OurPet’s enters into, or publicly announces its intention to enter into, an agreement in respect of a takeover proposal, or OurPet’s has breached in any material respect the provisions described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals,” and the violation or breach has resulted in the receipt by OurPet’s of a takeover proposal,

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OurPet’s fails to deliver to Parent and Merger Sub the voting and support agreement, or

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Any party to either the voting and support agreement or the contribution agreement breaches either agreement (as applicable) or fails to satisfy the obligations of the party as required by the relevant agreement.

OurPet’s will pay parent the termination fee by wire transfer of same-day funds on the second day following the termination. In the event that OurPet’s terminates the merger agreement because the OurPet’s board of directors authorizes OurPet’s to enter into, or publicly announces its intention to enter into, an agreement in respect of a takeover proposal, or the board effects a company adverse recommendation change, withdraws or modifies in any manner adverse to Parent its approval or recommendation of the merger or the merger agreement in connection with, or approves or recommends, any takeover proposal, then OurPet’s will pay the termination fee to Parent prior to or concurrently with the termination.
In the event of a termination, the merger agreement will become void and have no effect, without any liability on the part of Parent, Merger Sub or OurPet’s and their respective officers, directors, employees, members, partners or shareholders. In the event the termination requires OurPet’s to pay the termination fee, the parties agree that the termination fee is the sole and exclusive remedy available to Parent and Merger Sub, and, upon payment of the termination fee OurPet’s will have no further liability to Parent and Merger Sub under the merger agreement.
Material Adverse Effect; Parent Material Adverse Effect
As more thoroughly described in the merger agreement, the term “material adverse effect” means any condition, circumstance, change, event or occurrence, that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on the assets, business, results of operations or financial condition of OurPet’s and its subsidiaries taken as a whole, or would reasonably be expected to prevent, materially delay or materially impair the ability of OurPet’s to consummate the merger or the other transactions contemplated by the merger agreement. However, material adverse effect does not include conditions, circumstances, changes, events, occurrences or effects:
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generally affecting (i) the segments of the pet product market in which OurPet’s and its subsidiaries operate (the industry), if the changes, events, occurrences or effects do not affect OurPet’s and its subsidiaries in a materially disproportionate manner as compared to other participants in the industry, or (ii) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, if the changes, events, occurrences or effects do not affect OurPet’s and its subsidiaries in a materially disproportionate manner as compared to other participants in the industry, or

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arising out of, resulting from or attributable to (i) changes in law or in GAAP, or changes in general legal, regulatory or political conditions, (ii) the negotiation, execution, announcement or performance of the merger agreement or the consummation of the transactions contemplated therein, including the impact thereof on relationships, contractual or otherwise, with vendors, clients, customers, partners or employees, (iii) acts of war, sabotage, hostilities or terrorism, or any escalation or worsening of any acts of war, sabotage, hostilities or terrorism threatened or underway as of the date of the merger agreement that do not disproportionately affect OurPet’s and its subsidiaries in a materially disproportionate manner as compared to other participants in the industry, (iv) earthquakes, hurricanes, tornados or other natural disasters that do not disproportionately affect OurPet’s and its subsidiaries in a materially disproportionate manner as compared to other participants in the industry, (v) any action taken, or omissions, by OurPet’s and its subsidiaries that is specifically required by the merger agreement or is taken or omitted with Parent’s written consent or at Parent’s written request, (vi) any decline in the market price, or change in trading volume, of the capital stock of OurPet’s (it being understood that the facts or occurrences giving rise or contributing to a decline or change that are not otherwise excluded from the definition of a “material adverse effect” may be deemed to constitute, or be taken into account in determining whether there has been, is, or would be a material adverse effect on OurPet’s), or (vii) any failure to meet any analysts’ or internal or public projections, forecasts or estimates of revenue or earnings in and of itself  (it being understood that the facts or occurrences giving rise or contributing to a failure that are not otherwise excluded from the definition of a “material adverse effect” may be taken into account in determining whether there has been, is, or would be a material adverse effect on OurPet’s).
As more thoroughly described in the merger agreement, the term “parent material adverse effect” means any condition, circumstance, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair Parent’s or Merger Sub’s ability to consummate the merger and the other transactions contemplated by the merger.
Non-Survival of Representations and Warranties
None of the representations and warranties in the merger agreement or in any instrument delivered pursuant to the merger agreement will survive the merger effective time.
Amendment; Waiver and Consents
The merger agreement may be amended by the parties at any time before the merger effective time, except that after approval of the merger agreement by the OurPet’s shareholders, no amendment is permitted that under applicable law requires the approval of the OurPet’s shareholders unless that further shareholder approval is obtained. The merger agreement may not be amended except by an instrument in writing signed by each of the parties to the agreement.
At any time before the merger effective time, any party to the merger agreement may (i) extend the time for the performance of any of the obligations or other acts of the other parties thereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document, certificate or writing delivered pursuant to the merger agreement by the other parties, and (iii) subject to applicable law, waive compliance with any of the agreements or conditions for the benefit of the party contained in the merger agreement. Any extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties granting the waiver or extension. Neither the waiver by any of the parties to the merger agreement of a breach of or a default under any of the provisions of the merger agreement, nor the failure by any of the parties to enforce any of the provisions of the merger agreement or to exercise any right or privilege under the merger agreement, may be construed as a waiver of any other breach or default, or as a waiver of any future breaches of, defaults under or rights to exercise the provisions, rights or privileges under the merger agreement.
Any matter under the merger agreement that requires the consent or approval of any party must be in writing for the consent to be valid and binding.
Governing Law
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware.

Specific Performance
The parties to the merger agreement agreed that irreparable damage would occur if any provision of the merger agreement is not performed in accordance with its terms or is otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any of those damages. The parties will be entitled to seek equitable relief, including injunctive relief and specific performance, to prevent breaches of the provisions of the merger agreement and to enforce specifically the merger agreement and its terms and provisions in the courts of the State of Delaware.
DISSENTERS’ RIGHTS
The following is a summary of certain material terms of Title 7, Article 113 of the Colorado Revised Statutes (CRS). The summary is not complete and must be read together with the actual statutory provisions, copies of which are attached as Annex C. We encourage you to read Annex C carefully in its entirety because the rights and obligations of the company and our shareholders are governed by the express terms of these statutory provisions and other applicable law, and not by this summary or any other information contained in this proxy statement. This summary may not contain all the information about these statutory provisions that is important to you.
Applicability
As a Colorado corporation, OurPet’s is governed by the CRS. Title 7, Article 113 of the CRS provides our shareholders with dissenters’ rights in connection with the consummation of the merger. Accordingly, as described below, if you strictly comply with the statutorily defined steps (including, but not limited to, not voting in favor of the merger and providing proper notice of your intention to demand payment of the “fair value” for your shares), you will have the right to assert dissenters’ rights and obtain payment of the “fair value” of your shares of common stock of OurPet’s following the consummation of the merger.
Title 7, Article 113 of the CRS establishes dissenters’ rights for our shareholders and sets forth the procedure for exercising these rights. A complete copy of Title 7, Article 113 of the CRS is attached as Annex C to this proxy statement. We urge any shareholder considering exercising their dissenters’ rights to carefully review the provisions of this Article and consult with an attorney, as the failure to strictly comply with the procedural requirements detailed in the Article will result in termination of their dissenters’ rights.
Right to Dissent
Our shareholders are entitled to dissent from the merger and obtain payment of the “fair value” of their shares if and when the merger is consummated. In the context of the merger, “fair value,” with respect to a dissenter’s shares, means the value of such shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the merger except to the extent that exclusion would be inequitable. Under Title 7, Article 113 of the CRS, a shareholder entitled to dissent and obtain payment for their shares may not also challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the company.
Dissent by Nominees and Beneficial Owners
Pursuant to Section 7-113-103(1) of the CRS, a record shareholder may assert dissenters’ rights as to fewer than all of the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any single person and provides to the company written notice that states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights.
Section 7-113-103(2) of the CRS provides that a beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if  (a) the beneficial shareholder causes the company to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

As permitted by Section 7-113-103(3), we will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each dissenting beneficial shareholder must certify to OurPet’s that the beneficial shareholder and record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all shares as to which there is no limitation on the ability to exercise dissenters’ rights.
Procedure for Exercise of Dissenters’ Rights
Summary
A shareholder who wishes to assert dissenters’ rights shall, among other things: (a) cause us to receive before the vote is taken on the merger at the special meeting, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the merger is effectuated; and (b) not vote the shares in favor of the merger. As more thoroughly summarized below and detailed on Annex C, a shareholder who does not satisfy the foregoing requirements, and otherwise strictly comply with the procedural requirements of Title 7, Article 113 of the CRS, will not be entitled to demand payment for their shares.
Dissenters’ Notice; Procedure to Demand Payment
In order to exercise and perfect dissenter’s rights you must satisfy each of the following conditions (each as described on Annex C) and must otherwise strictly comply with Title 7, Article 113 of the CRS.
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Provide written notice to OurPet’s of your intention to demand payment for your shares. Before a vote is taken on the merger at the special meeting, a dissenting shareholder must provide OurPet’s with written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the merger is effectuated.

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Not vote shares in favor of adopting the merger agreement. A dissenting shareholder must not vote his or her shares in favor of the proposal to approve the merger at the special meeting. Failing to vote or abstaining from voting does not waive a dissenting shareholder’s rights.

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Submit to OurPet’s a payment demand and certificates for certified shares. If our shareholders approve the merger, we will provide written dissenters’ notices to all shareholders who are entitled to demand payment for their shares (i.e., all shareholders who have provided written notice to OurPet’s before the vote to approve the merger is taken at the special meeting of their intention to demand payment for their shares), and upon receiving OurPet’s written dissenters’ notices, a dissenting shareholder must submit a payment demand and his or her certificates for certified shares. (If we receive a demand for payment from a shareholder holding uncertified shares, we may restrict the transfer thereof in lieu of the deposit of certificates representing the shares.) In or with the payment demand, the dissenting shareholder must certify in writing whether or not the dissenting shareholder (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of his or her shares before December 18, 2018 — the date of the first announcement of the terms of the merger. A demand for payment and deposit of certificates is irrevocable.

The dissenters’ notice provided by OurPet’s will include, among other things, a form for demanding payment, the address at which OurPet’s will receive payment demands and certificates for certified shares, and the date by which OurPet’s must receive the payment demand and certificates for certified shares.
A shareholder who demands payment in accordance with Title 7, Article 113 of the CRS retains all rights of a shareholder, except the right to transfer the shares, until the effective time of the proposed merger and has only the right to receive payment for the shares from and after the effective time of the merger.
A shareholder who does not demand payment or fails to deposit his or her certificates with respect to certified shares by the date required in the dissenters’ notice will not be entitled to seek payment of the “fair value” for his or her shares as a dissenting shareholder.

Payment; Dissatisfaction with Offer
Except as provided below (and as described in Annex C), upon the effective time of the merger or upon receipt of a payment demand, whichever is later, OurPet’s must pay each dissenter, at the address stated in the payment demand, or if no address is stated in the payment demand, at the address shown on the current record of shareholders maintained by OurPet’s for the record shareholder holding the dissenter’s shares, the amount OurPet’s estimates to be the fair value of the dissenter’s shares, plus accrued interest.
This payment will be accompanied by:
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The OurPet’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, and a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements will have been audited, as well as the latest available financial statements, if any, for the interim or full-year period,

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A statement of the estimate by OurPet’s of the fair value of the shares,

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An explanation of how the interest was calculated,

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A statement of the dissenter’s right to demand payment under Section 7-113-209 of the CRS, and

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A copy of Title 7, Article 113 of the CRS.

If, however, a dissenter does not certify in writing, in or with his or her payment demand, that the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before December 18, 2018, we may, in lieu of making a payment, offer to make the payment if the dissenter agrees to accept it in full satisfaction of the demand. An offer to make payment will be accompanied by each of the items outlined above required to be included with payments.
Within 30 days of the date we make or offer payment to a dissenter, the dissenter may give written notice to us of the dissenter’s estimate of the fair value of the dissenter’s shares and the amount of interest due, and the dissenter may either demand payment of such estimate, less any payment made, or reject our offer and demand payment of the fair value of the shares and interest due, if:
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The dissenter believes that the amount paid or offered by OurPet’s is less than the fair value of the shares or that the interest due was incorrectly calculated, or

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We fail to make a payment within 60 days after the date set by us by which it must receive the payment demand.

Please note that if the dissenter fails to provide written notice within 30 days, the dissenter will forfeit the right to seek a demand payment.
Judicial Appraisal of Shares
If a demand for payment remains unresolved between OurPet’s and the dissenter, OurPet’s may, within 60 days after receiving the dissenter’s payment demand, commence a proceeding and petition the Adams County District Court in Colorado to determine the fair value of the shares and accrued interest. If OurPet’s does not commence the proceeding within this 60-day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by OurPet’s, or for the fair value, plus interest, of the dissenter’s shares for which OurPet’s elected to withhold payment.
The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against OurPet’s, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment.

The court also may assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
•
Against OurPet’s and in favor of any dissenters, if the court finds that OurPet’s did not substantially comply with CRS Title 7, Article 113, Part 2, or

•
Against either OurPet’s or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the CRS.

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against OurPet’s, the court may award to the dissenter’s counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
See Annex C to this proxy statement for specific information on the procedures that must be followed in order to properly exercise dissenters’ rights under the CRS. To the extent that this summary and any portion of Annex C (which contains a copy of Title 7, Article 113 of the CRS) conflict, the terms set forth on Annex C will govern.

STOCK OWNERSHIP OF SIGNIFICANT SHAREHOLDERS AND MANAGEMENT
The following table summarizes the beneficial ownership of our common stock as of February 1, 2019 by:
•
each director,

•
each executive officer,

•
all of our directors and executive officers as a group, and

•
each shareholder known by us to beneficially own more than 5% of the outstanding shares.

Applicable percentage ownership is based on 20,066,180 shares of common stock outstanding as of the record date. In addition, the percentage ownership of each of the directors assumes the exercise of options held by that director, but not by any other shareholder.
	Beneficial Ownership(1)
Name and Address(2)	Common	Options(3)	Total	Percent of Common Stock
Dr. Steven Tsengas(4)	5,261,279	—	5,261,279	26.22%
Konstantine (Dean) S. Tsengas(5)	1,017,988	—	1,017,988	5.07%
Joseph T. Aveni	476,654	40,000	516,654	2.57%
John W. Spirk, Jr.(6)	153,726	40,000	193,726	*
Scott R. Mendes(7)	185,932	—	185,932	*
William L. Lechtner	14,787	40,000	54,787	*
Charles C. MacMillan	1,595	40,000	41,595	*
All directors and officers as a group	7,197,961	160,000	7,357,961	35.95%
PZ Holdings Ltd.(8) 1801 East 9th St. Suite 1700 Cleveland, OH 44114	3,199,604	—	3,199,604	15.95%
Thomas G. Berlin(9) 460 Arbor View Lane Venice, FL 34292	1,010,387	—	1,010,387	5.04%

*
Less than 1%

(1)
Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2)
Unless otherwise indicated, the address of each of the beneficial owners identified is c/o OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077.

(3)
Includes options to purchase shares of our common stock issued under the company’s stock option plans.

(4)
Includes 3,793,643 shares of common stock owned by Dr. Tsengas and 24,000 shares held by Dr. Tsengas in an individual retirement account. Also includes 140,344 shares of common stock owned by Senk Properties LLC, in which Dr. Tsengas is a member. The number of shares of common stock owned by Senk Properties attributed to Dr. Tsengas is based on his ownership percentage of 40% and a 12% ownership interest in the company held by Dr. Tsengas’ wife, Evangelia Tsengas. Dr. Tsengas is the managing partner of Senk Properties. Also includes 728,292 shares of common stock owned by Evangelia Tsengas. Includes 575,000 shares of common stock held by the Tsengas Foundation, an Ohio nonprofit corporation, of which Dr. Tsengas is one of the trustees.

(5)
Includes 949,570 shares of common stock owned by Mr. Dean Tsengas; 3,644 shares held through our 401(k) plan; and 64,774 shares of common stock owned by Senk Properties, in which Mr. Tsengas is a member, based on his ownership percentage of 24%.

(6)
Includes 60,851 shares of common stock and 40,000 stock options owned by Mr. Spirk; 50,454 shares of common stock owned by Nottingham-Spirk Design Associates, Inc. (Nottingham-Spirk); 42,421 shares of common stock owned by Spirk Ventures, Ltd. Mr. Spirk is co-founder and co-president of Nottingham-Spirk and general partner of Spirk Ventures, Ltd. Mr. Spirk is also a significant owner in PZ Holdings, Ltd.

(7)
Includes 62,423 shares held through our 401(k) plan.

(8)
PZ Holdings Ltd. is formerly known as Pet Zone Products Ltd. Includes 3,157,183 shares of common stock owned by PZ Holdings Ltd. The board of managers of PZ Holdings Ltd. directs the voting of the common stock owned by PZ Holdings Ltd. Charles C. MacMillan is the Treasurer and Secretary of PZ Holdings Ltd. He does not own any interests in PZ Holdings Ltd. and disclaims beneficial ownership in the OurPet’s shares owned by PZ Holdings Ltd. Capital One Partners, LLC, a private equity investment firm, owns a majority of the membership interests in PZ Holdings Ltd. and holds two of the four positions as members of PZ Holdings Ltd.’s board of directors. Includes 42,421 shares of common stock owned by Capital One Partners, LLC.

(9)
Based solely on information contained within Schedule 13G filed with the SEC on June 23, 2017.

PROPOSAL 2: AUTHORITY TO ADJOURN THE SPECIAL MEETING
Our shareholders may be asked to adjourn the special meeting to a later date or time if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement. If our shareholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders who have previously returned properly executed proxies voting against the approval of the merger and the other transactions contemplated by the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the merger and the other transactions contemplated by the merger agreement so that the merger proposal would be defeated, we could adjourn the special meeting without a vote on the approval of the merger and the other transactions contemplated by the merger agreement and seek to convince the holders of those shares of OurPet’s common stock to change their votes to votes in favor of the approval of the merger and the other transactions contemplated by the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting.
The board unanimously recommends that shareholders vote FOR the proposal to adjourn the special meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement.
If you vote your shares, but do not indicate instructions to vote your shares for, against or abstain on this Proposal 2, your shares will be voted for this proposal to adjourn the special meeting to a later date or time if necessary or appropriate to solicit additional proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement.
The approval of the proposal to adjourn the special meeting if necessary or appropriate requires the affirmative vote of a majority of the votes cast on the proposal. In addition, if a quorum is not present at the special meeting, shareholders holding a majority of the shares represented at the meeting may adjourn the meeting to another place, date or time. An abstention or failure to vote on this proposal will have no effect on the approval of this proposal.

OTHER MATTERS
As of the date of this proxy statement, the board and management are not aware of any other matters that will be presented for consideration at the special meeting other than as described in this proxy statement and only matters included in the notice of the special meeting may be properly presented at the special meeting.
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. You may have a separate copy of this document sent to you by contacting the Treasurer and Chief Financial Officer of OurPet’s, Scott R. Mendes, at 1300 East Street, Fairport Harbor, OH 44077, (440) 354-6500, x109. If you prefer to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address.
FUTURE SHAREHOLDER PROPOSALS
It is not expected that OurPet’s will hold its 2019 annual meeting of shareholders unless the merger is not completed. If the merger is not completed, OurPet’s shareholders will continue to be entitled to notice of, and to attend and participate in, OurPet’s shareholder meetings. A shareholder intending to present a proposal to be included in our proxy statement for the 2019 annual meeting of shareholders, if held, must have delivered a notice, in accordance with the requirements of Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than December 24, 2018. Nothing in this paragraph should be deemed to require OurPet’s to include in its proxy statement and proxy materials relating to the 2019 annual meeting, if held, any shareholder proposal that may be omitted from the proxy materials of OurPet’s under applicable regulations of the Exchange Act in effect at the time the proposal was received. If a shareholder proposal that is not intended to comply with Rule 14a-8 is submitted to us after March 9, 2019, the proxies designated by our board may exercise their discretionary voting authority with respect to any such proposal, without our discussing the proposal in our proxy materials.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Washington, D.C., 20549. You can request copies of these documents by contacting the SEC and paying a fee for the copying cost. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330.
OurPet’s also makes available free of charge through its website its annual, quarterly and current reports, proxy statements and other information, as soon as reasonably possible after it electronically files the reports or amendments with, or furnishes them to, the SEC. The OurPet’s website address is www.ourpets.com. The information located on, or hyperlinked or otherwise connected to, the OurPet’s website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC.
The SEC allows us to “incorporate by reference” the information we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except that information that we file later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference documents that we may file with the SEC under Section 13(a), 13(C), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC.
You may request copies of these filings, at no cost, by writing to Scott R. Mendes, Treasurer and Chief Financial Officer, OurPet’s Company, 1300 East Street, Fairport Harbor, Ohio 44077, or by calling (440) 354-6500, x109.
GENERAL
The accompanying proxy is solicited by and on behalf of our board, whose notice of special meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. Our officers and selected employees may solicit proxies from shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and electronic mail by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse those parties for their reasonable expenses in connection with that effort.
PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE ON THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
dated as of December 18, 2018,
among
PAWS Merger Parent, LLC,
PAWS Merger Sub, INC.,
and
OURPET’S COMPANY

A-i

 (continued)

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 18, 2018, is entered into by and among Paws Merger Parent, LLC, a Delaware limited liability company (“Parent”), Paws Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and OurPet’s Company, a Colorado corporation (the “Company”). Capitalized terms used in this Agreement are used as defined in Section 8.03 or as otherwise defined herein and listed on Exhibit A hereto.
RECITALS
WHEREAS, pursuant to this Agreement, and upon the terms and subject to the conditions set forth herein, Merger Sub will be merged with and into the Company with the Company as the surviving entity (the “Merger,” and together with the other transactions contemplated by this Agreement, the “Transactions”), in accordance with the Colorado Business Corporation Act (the “CBCA”) and the Delaware General Corporation Law (the “DGCL”), whereby each issued and outstanding share of common stock, no par value per share, of the Company (the “Common Stock”), other than as set forth herein, will be converted into the right to receive the Merger Consideration, subject to any withholding of taxes required by applicable Law;
WHEREAS, the Board of Directors of the Company (the “Board”), on the terms and subject to the conditions set forth herein, has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (iii) resolved to recommend adoption of this Agreement by the stockholders of the Company;
WHEREAS, the board of directors of each of Parent and Merger Sub, and Parent, as the sole stockholder of Merger Sub, on the terms and subject to the conditions set forth herein, have unanimously approved and declared advisable this Agreement and the consummation of the Transactions, including the Merger;
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and
WHEREAS, concurrently with the execution and delivery of this Agreement, the Equity Investors have entered into Equity Commitment Letters with Parent.
AGREEMENT
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions set forth herein, the parties, intending to be legally bound, hereto agree as follows:
ARTICLE I.
THE MERGER
Section 1.01 The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CBCA and the DGCL, at the Effective Time, (a) Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall cease, and (b) the Company shall continue as the surviving entity of the Merger (the “Surviving Entity”) and shall succeed to and assume all the rights and obligations of Merger Sub in accordance with the CBCA and the DGCL.
Section 1.02 Closing.   The closing of the Merger (the “Closing”) will take place at 10:00 a.m., Eastern Time, on a date to be specified by the Company and Parent, which shall be no later than the second (2nd) Business Day after satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of the conditions set forth in ARTICLE VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of those conditions), at the offices of Kohrman Jackson & Krantz LLP,

1375 East Ninth Street, One Cleveland Center, 29th Floor, Cleveland, Ohio 44114-1793, or by the electronic delivery of signature pages utilizing .pdf or similar formats, unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
Section 1.03 Effective Time.   On the Closing Date, the Company and Merger Sub shall (a) file articles of merger with the Secretary of State of the State of Colorado (the “CSOS”) and Secretary of State of the State of Delaware (“DSOS”) in such form as is required by, and executed in accordance with, the relevant provisions of the CBCA and the DGCL (the “Articles of Merger”), and (b) make all other filings or recordings required by the CBCA and the DGCL to effectuate the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with, and accepted by, the CSOS and the DSOS or at such subsequent date and time as the Company and Merger Sub shall agree and specify in the Articles of Merger (the date and time that the Merger becomes effective is referred to as the “Effective Time”).
Section 1.04 Effects of the Merger.   The Merger shall have the effects set forth in Section 7-90-204 of the CBCA and Section 18-209 of the DGCL.
Section 1.05 Articles of Incorporation; Bylaws; and Officers and Directors.   The articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Entity until thereafter changed or amended as provided herein or by applicable Law or amended at the Effective Time. The by-laws of the Company, shall be amended and restated to be the same as the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended as provided therein and in accordance with applicable Law, except that the name of the Surviving Entity shall be “OurPet’s Company.” The directors and officers of Merger Sub immediately prior to the Effective Time shall be the initial directors and officers, respectively, of the Surviving Entity and shall serve until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.
ARTICLE II.
EFFECT OF MERGER ON CAPITAL STOCK OF CONSTITUENT CORPORATIONS;
COMPANY STOCK OPTIONS; EXCHANGE OF CERTIFICATES
Section 2.01 Effect on Common Stock; Merger Sub Shares.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any shares of Common Stock or the holders of any shares of common stock of Merger Sub (the “Merger Sub Shares”):
(a) each share of Common Stock (i) held by the Company as treasury stock, (ii) owned by any direct or indirect wholly-owned Company Subsidiary, (iii) being contributed to the capital of Holdings pursuant to the Rollover Contribution Agreement (each of which shares, for the avoidance of doubt, shall be deemed contributed to the capital of Holdings immediately prior to the Effective Time) or (iv) that is issued or outstanding and owned directly or indirectly by Parent or Merger Sub immediately prior to the Effective Time (the “Cancelled Shares”) shall be automatically cancelled and retired and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor;
(b) each Merger Sub Share that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable share of common stock of the Surviving Entity; and
(c) each share of Common Stock that is issued and outstanding immediately prior to the Effective Time, other than Cancelled Shares, shall automatically be converted into the right to receive an amount of cash equal to $1.00 per share (the “Merger Consideration”). At the Effective Time, all such shares of Common Stock shall cease to be outstanding and shall be automatically cancelled and retired and shall cease to exist, and each holder of a certificate (a “Common Stock Certificate”) or book-entry shares (“Book-Entry Shares”) that, immediately prior to the Effective Time, represented any shares of Common Stock shall thereafter cease to have any rights with respect to such shares of Common Stock, except, in all cases, the right to receive (other than with respect to the Cancelled Shares) the Merger Consideration, to be paid in consideration therefor upon surrender of such Certificate in accordance with Section 2.07.

Section 2.02 Company Stock Options.
(a) Stock Options.
(i) At or prior to the Effective Time, with respect to each option outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, that represents the right to acquire shares of Common Stock under the Stock Plan or otherwise (such options, the “Cash Out Options”), the Company shall take, and cause the Board or any committee administering the Stock Plan to adopt resolutions approving the taking of, commercially reasonable efforts to provide that each such Cash Out Option shall as of the Effective Time (A) automatically become fully vested and exercisable, (B) cease to be outstanding and be automatically cancelled and cease to exist, and (C) be automatically converted into the right to receive the Option Cash Amount. For purposes of this Section 2.03(b), “Option Cash Amount” shall mean the product of  (1) the excess, if any, of the Merger Consideration over the exercise price per share of the applicable Cash Out Option, and (2) the number of shares subject to the applicable Cash Out Option; provided, however, that the Option Cash Amount shall be paid net of any applicable tax withholdings as set forth in clause (ii) below, which the Surviving Entity or the Parent, as the case may be, shall promptly pay when due to the appropriate Governmental Entity for the account of each holder of the Cash Out Option.
(ii) At the Effective Time, Parent shall pay the aggregate Option Cash Amount payable by the Surviving Entity with respect to all Cash Out Options, to the account or accounts designated by the Company by wire transfer of immediately available United States funds. Promptly after the Effective Time (but in no event later than the second business day thereafter), the Surviving Entity shall pay the holders of Cash Out Options, as the case may be, the cash payments specified in this Section 2.03(b). No interest shall be paid or accrue on such cash payments. To the extent the Surviving Entity or Parent is required to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Cash Out Options with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of any other tax Law, the amounts so withheld and paid over to the appropriate taxing authority by the Surviving Entity or Parent shall be treated for all purposes of this Agreement as having been paid to the holder of Cash Out Options in respect of which such deduction and withholding was made by the Surviving Entity.
Section 2.03 Preferred Stock.   Prior to the Effective Time, the Company shall cause each issued and outstanding share of the Company’s Preferred Stock, no par value per share (the “Preferred Stock”), to be converted into shares of Common Stock in accordance with the terms thereof.
Section 2.04 Certain Adjustments.   Notwithstanding any provision of this ARTICLE II to the contrary, if, between the date of this Agreement and the Effective Time, (a) the outstanding shares of Common Stock shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split (including reverse stock split), split-up, combination or exchange or readjustment of shares, (b) a stock dividend or dividend payable in any other securities of the Company shall be declared with a record date within such period, or (c) any similar event shall have occurred, then in each case the Merger Consideration and the Option Cash Amount shall be appropriately adjusted to provide the holders of shares of Common Stock and Cash Out Options the same economic effect as contemplated by this Agreement prior to such event.
Section 2.05 Exchange of Certificates and Book-Entry Shares; Paying Agent.
(a) Paying Agent; Deposit of Merger Consideration.   Prior to the Closing Date, Parent shall designate, and enter into an agreement with, a bank or trust company reasonably acceptable to the Company to act as paying agent for the Merger Consideration payable to holders of Common Stock as a result of the consummation of the Merger upon surrender of Certificates or Book-Entry Shares, as applicable (the “Paying Agent”). Immediately following acceptance of the Articles of Merger by the CSOS and the DSOS, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of shares of Common Stock that have been converted into the right to receive

Merger Consideration pursuant to Section 2.01(c), cash sufficient to effect the payment of the aggregate Merger Consideration to which such holders are entitled pursuant to Section 2.01(c), upon surrender of Certificates or Book-Entry Shares, as applicable. Such funds, once deposited with the Paying Agent, shall, pending its disbursement to such holders, be held in trust for the benefit of such holders and shall not be used for any other purposes
(b) Payment Procedures.   As soon as practicable after the Effective Time (but no later than the second (2nd) Business Day thereafter), the Surviving Entity shall cause the Paying Agent to mail to each holder of record of Common Stock as of immediately prior to the Effective Time (i) a letter of transmittal (which shall be in such a form reasonably acceptable to the Company), and (ii) instructions for use in effecting the surrender of the Certificates and Book-Entry Shares in exchange for payment of the applicable Merger Consideration to which the holder thereof is entitled. Upon surrender of a Certificate or Book-Entry Shares, as applicable, for cancellation to the Paying Agent, together with such letter of transmittal, duly completed and validly executed, the holder of such Certificate or Book-Entry Shares, as applicable, shall be entitled to receive the applicable Merger Consideration to which the holder thereof is entitled in accordance with the terms of this ARTICLE II, in exchange for each share of Common Stock, formerly represented by such Certificate or Book-Entry Shares, as applicable, and the Certificate or Book-Entry Shares, as applicable, so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 2.05(b), each Certificate or Book-Entry Shares, as applicable (other than a Certificate or Book-Entry Shares, as applicable, representing shares of Common Stock constituting Cancelled Shares), shall be deemed, at any time after the Effective Time, to represent only the right to receive upon such surrender the Merger Consideration, without interest, into which the shares of Common Stock theretofore represented by such Certificate or Book-Entry Shares, as applicable, are convertible into pursuant to Section 2.01(c).
(c) No Further Ownership Rights in Common Stock; Transfer Books.   All consideration paid upon the surrender of a Certificate or Book-Entry Shares, as applicable, in accordance with the terms of this ARTICLE II, including the Merger Consideration, shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock theretofore represented by such Certificate or Book-Entry Shares, as applicable, and, at the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Entity of the shares of Common Stock which were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Certificates or Book-Entry Shares, as applicable, that evidenced ownership of shares of Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Common Stock except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates or Book-Entry Shares, as applicable, are presented to the Surviving Entity, Parent or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this ARTICLE II, except as otherwise provided by applicable Law.
(d) Undistributed Merger Consideration.   Any portion of the funds made available to the Paying Agent pursuant to Section 2.05(a) that remains undistributed to holders of Certificates or Book-Entry Shares, as applicable, on the date that is one (1) year after the Effective Time shall be delivered to the Surviving Entity or its designee, and any holder of a Certificate or Book-Entry Shares, as applicable, who has not theretofore complied with this ARTICLE II shall thereafter look only to the Surviving Entity (subject to abandoned property, escheat or other similar Laws) and only as a general creditor thereof with respect to the payment of any Merger Consideration to which such holder is entitled pursuant to this ARTICLE II upon surrender of a Certificate or Book-Entry Shares, as applicable. Any portion of the funds made available to the Paying Agent pursuant to Section 2.05(a) that remains unclaimed by holders of Certificates or Book-Entry Shares, as applicable, on the date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by Law, become the property of the Surviving Entity, free and clear of all claims or interests of any Person previously entitled thereto.
(e) No Liability.   None of Parent, Merger Sub, the Company, the Surviving Entity, the Paying Agent or their respective representatives shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(f) Lost, Stolen or Destroyed Certificates.   If any Certificate shall have been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting of a bond in customary form in favor of the Surviving Entity, in such reasonable amount as Surviving Entity may direct, as an unsecured indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable pursuant to this Agreement in respect of the shares of Common Stock formerly represented by such Certificate, as contemplated by this ARTICLE II.
(g) Withholding Rights.   The Surviving Entity and Parent shall be entitled, and shall be entitled to direct the Paying Agent, to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as Parent, the Surviving Entity or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of any other tax Law. To the extent that amounts are so deducted and withheld by the Surviving Entity, Parent or the Paying Agent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Surviving Entity, Parent or the Paying Agent, and shall be paid, by the Surviving Entity, Parent or Paying Agent, as applicable, to the appropriate Governmental Entity.
Section 2.06 Appraisal Rights.
(a) Notwithstanding any other provision of this Agreement to the contrary, shares of Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by stockholders of the Company who (i) demand that the Company purchase such shares at their fair market value in accordance with Section 7-113-102 of the CBCA and (ii) do not otherwise fail to perfect or effectively withdraw or lose their rights to appraisal and payment under the CBCA and have not effectively withdrawn, lost or failed to perfect such appraisal rights (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive a portion of the Merger Consideration. Such stockholders instead shall be solely entitled to receive payment from the Surviving Entity of the fair market value of such Dissenting Shares as agreed upon or determined in accordance with the provisions of Section 7-113-102 of the CBCA, unless and until the holder of any such Common Stock shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the CBCA, in which case such Common Stock shall thereupon be deemed, as of the Effective Time, to have been cancelled and retired and to have ceased to exist and been converted into the right to receive, upon surrender of such Common Stock Certificate in accordance with Section 2.05, without interest, in accordance with this Agreement, the Merger Consideration applicable thereto. From and after the Effective Time, no stockholder who has demanded appraisal rights shall be entitled to vote his, her or its shares of Common Stock for any purpose or to receive payment of dividends or other distributions on his, her or its shares (except dividends or other distributions payable to stockholders of record at a date prior to the Effective Time). The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, any attempted withdrawals of such demands and any other instruments relating to stockholders’ rights of appraisal under CBCA, in each case, received by the Company prior to the Closing, and (ii) the opportunity to participate in negotiations and proceedings with respect to demands for appraisal. Prior to the Closing, the Company shall not, without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand.
(b) Notwithstanding the provisions of Section 2.06(a), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) his, her or its appraisal rights, then, as of the Effective Time, such holder’s shares of Common Stock shall automatically be deemed to have been cancelled and retired and been converted into and represent only the right to receive the Merger Consideration to which such stockholder would otherwise be entitled under Section 2.01(a), without interest thereon, upon surrender of the certificate representing such shares and a completed letter of transmittal in accordance with Section 2.05.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties of the Company.   Except as disclosed in the disclosure schedule delivered on the date hereof to Parent and Merger Sub which is attached to this Agreement as Exhibit B (the “Company Disclosure Schedule”) (which exceptions and responses will qualify the section or subsection they specifically reference and will also qualify other sections or subsections in this ARTICLE III to the extent that it is reasonably apparent on the face of an exception or response that such exception or response is applicable to such other section or subsection, whether or not any such section references the Company Disclosure Schedule) or as set forth in any reports on Form 10-K, 10-Q or 8-K filed or furnished (or incorporated by reference into such reports) by the Company with the SEC on or after January 1, 2015 and publicly available prior to the date of this Agreement (but excluding statements in any “Risk Factors” section contained therein or any statement constituting a “forward-looking statement,” in each case, to the extent that such statements are cautionary, predictive or speculative in nature) (the “Reporting Documents”), the Company represents and warrants to each of Parent and Merger Sub as follows:
(a) Organization, Standing and Corporate Power.   The Company and each Subsidiary of the Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation, as the case may be, and has all requisite corporate or similar power and authority required to own, lease and operate its properties and to carry on its business as presently conducted. The Company and each Subsidiary of the Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary.
(b) Capital Structure.
(i) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the close of business on the Business Day immediately preceding the date of this Agreement:
(A) 20,064,956 shares of Common Stock were issued and outstanding;
(B) no shares of Common Stock were held by the Company in its treasury;
(C) 1,750,000 shares of Common Stock were authorized and reserved for issuance upon exercise of outstanding options representing the right to acquire shares of Common Stock (the “Stock Options”) awarded pursuant to, or subject to the terms of, the Stock Plan, 254,500 of which are vested; and
(D) 63,500 shares of Preferred Stock were issued and outstanding.
(ii) Except at set forth on Section 3.01(b)(ii) of the Company Disclosure Schedule, all issued and outstanding shares of Common Stock and Preferred Stock of the Company are duly authorized, validly issued, fully paid and non-assessable and are not subject to and were not issued in violation of any preemptive right.
(iii) There are no bonds, debentures, notes or other Indebtedness of the Company or any Subsidiary of the Company having, or providing the holders thereof, the right to vote (or which are convertible into, exchangeable for or exercisable for, shares of capital stock of the Company, equity or other securities of the Company having the right to vote) on any matters on which stockholders of the Company may vote. There are no Contracts, agreements or understandings to which the Company or any Subsidiary of the Company is a party with respect to the issuance of or the voting interest in any shares of capital stock of the Company or any equity interests in any Subsidiary of the Company or which restrict the transfer of any such shares or equity interests.
(iv) Section 3.01(b)(iv) of the Company Disclosure Schedule sets forth a true, complete and correct list of the Stock Options, including the names of the Person to whom such Stock Options have been granted, the number of shares subject to each Stock Option, the per share exercise price for each Stock Option and the portion of each Stock Option that is currently exercisable. Except for the Stock Options listed on Section 3.01(b)(iv) of the Company Disclosure Schedule and the currently issued and outstanding shares of Common Stock and Preferred Stock, there are not issued, reserved for issuance or outstanding (x) any shares of capital stock or other voting securities or equity interests of the Company, (y) any securities of the Company or any of the Subsidiaries of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or equity interests of the Company or any of the Subsidiaries of the Company, or (z) any warrants, calls, options, subscriptions, convertible securities or other rights to acquire from the Company or any of the Subsidiaries of the Company, and no Contract, obligation, agreement or commitment of the Company or any of the Subsidiaries of the Company, to issue, transfer or sell any shares of capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for shares of capital stock or voting securities or equity interests of the Company, and there are not any outstanding Contracts relating to or obligations of the Company or any of the Subsidiaries of the Company to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities, including any Contracts or agreements granting or extending any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of the Company. Neither the Company nor any Subsidiary of the Company has issued any “phantom” stock or stock appreciation rights.
(v) Section 3.01(b)(v) of the Company Disclosure Schedule sets forth a true and complete list of each Company Subsidiary as of the date of this Agreement, and, for each such Subsidiary of the Company, its jurisdiction of incorporation or organization and the owner of all of the issued and outstanding equity interests. Prior to the date of this Agreement, the Company has made available to Parent true, correct and complete copies of  (A) the Company’s articles of amendment and restatement (as amended and supplemented, the “Articles”) and bylaws (as amended and supplemented, the “Bylaws”), and (B) the certificate or articles of incorporation or formation and bylaws, limited liability company agreements or partnership agreements (or equivalent organizational documents) of each Subsidiary of the Company, in each instance as in effect on the date of this Agreement, and neither the Company nor any of the Subsidiaries of the Company is in violation of any of the provisions of any of its respective organizational documents.
(vi) Except as set forth on Section 3.01(b)(vi) of the Company Disclosure Schedule, all of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Lien (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no issued, reserved for issuance or outstanding (A) securities of the Company or any of the Subsidiaries of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company, (B) warrants, calls, options or other rights to acquire from the Company or any of the Subsidiaries of the Company, or other Contracts, obligations of the Company or any of the Subsidiaries of the Company to issue, any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company or (C) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company (the items in clauses (A) through (C) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Subsidiary Securities. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company have been validly issued, were issued free of preemptive rights and are fully paid and non-assessable.
(vii) Except for the capital stock or other voting securities of, or other ownership interests in, the Company Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.

(viii) All dividends or other distributions on the shares of Common Stock and Preferred Stock and any dividends or other distributions on any Company Subsidiary Securities which have been authorized and declared prior to the date hereof have been paid in full (except to the extent that such dividends have been publicly announced and are not yet due and payable).
(ix) The Company does not have a “poison pill” or other similar stockholder rights plan.
(c) Authority; Noncontravention.
(i) The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Stockholder Approval, to consummate the Merger and each of the other Transactions. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and each of the other Transactions have been duly and validly authorized and approved by the Board and, other than obtaining the Stockholder Approval, no other corporate proceedings on the part of the Company or any Subsidiary of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and each of the other Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (the “Bankruptcy and Equity Exceptions”). The Board, at a meeting duly called and held, has (A) adopted resolutions unanimously approving and declaring advisable this Agreement, the Merger and the other Transactions, (B) resolved to unanimously recommend that the stockholders of the Company adopt this Agreement and approve the Merger, and (C) directed that this Agreement be submitted to the holders of Common Stock for their approval and adoption (the “Company Recommendation”).
(ii) The execution, delivery and performance of this Agreement by the Company does not, and the consummation by the Company of the Transactions, including the Merger, and compliance by the Company with the provisions of this Agreement will not, conflict with, or result in any violation or breach by the Company or any Subsidiary of the Company of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of, or result in, the termination, amendment, cancellation or acceleration of any obligation or to the loss of any benefit under, or result in the creation of any pledges, liens, limitations, restrictions, charges, rights of any third party, claims, easements, encroachments, encumbrances, mortgages, rights of first refusal, rights of first offer or security interests of any kind or nature whatsoever or rights of others of any kind or nature (collectively, “Liens”) in or upon any of the properties or other assets of the Company or any Company Subsidiary under, (A) the Articles or the Bylaws or the comparable organizational documents of any Subsidiary of the Company, (B) except as set forth on Section 3.01(c)(ii) of the Company Disclosure Schedule, any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease or other contract, agreement, obligation, deed, covenant, restriction, undertaking, commitment, arrangement, understanding, instrument, permit, franchise or license (each, whether written or oral and including all amendments thereto, a “Contract”) to which the Company or any Subsidiary of the Company is a party or any of their respective properties or other assets may be bound, or (C) subject to (1) obtaining the Stockholder Approval and (2) the governmental filings and the other matters referred to in Section 3.01(d), any (x) Law applicable to the Company or any Subsidiary of the Company or their respective properties or other assets or (y) order, writ, injunction, decree, statute, rule, regulation, judgment or stipulation, in each case applicable to the Company or any of the Subsidiaries of the Company or their respective properties or other assets.
(d) Governmental And Other Approvals.   No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Federal, state, local or foreign government, any court, administrative, regulatory or other governmental agency, tribunal, commission, authority or accrediting body or any non-governmental self-regulatory agency, commission, authority or accrediting body (whether or not private or quasi-private), including any taxing authority (each, a “Governmental Entity”), is required by or with respect to the Company or any Subsidiary of the Company in connection with the execution, delivery and performance of this Agreement by the Company or the consummation of the Transactions, including the Merger, except for (i) the filing with the Securities and Exchange Commission (the “SEC”) of  (A) a proxy statement relating to the adoption by the stockholders of the Company of this Agreement (as amended or supplemented from time to time, the “Proxy Statement”), and (B) such reports under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”), and state securities or state “blue sky” laws as may be required in connection with this Agreement and the consummation of the Transactions, (ii) the CBCA and the DGCL with respect to the filing of the Articles of Merger with the CSOS and DSOS and appropriate documents with the relevant authorities of other states in which the Company or any Company Subsidiary is qualified to do business, and (iii) such filings, which do not include requests for any consents or approval, as may be required in connection with state and local transfer taxes.
(e) Company SEC Reports.
(i) Other than as set forth on Section 3.01(e)(i) of the Company Disclosure Schedule, the Company has timely filed with or furnished to the SEC all forms, reports, statements, certifications and other documents required to be filed by it with the SEC since January 1, 2015 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein to make the statements therein, in light of the circumstances under which they were made, not misleading.
(ii) Each of the audited consolidated financial statements and unaudited consolidated financial statements of the Company included in the Company SEC Documents (including the related notes and schedules), as of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), complied in all material respects with all applicable published rules and regulations of the SEC with respect thereto (except, in the case of unaudited statements, as permitted by Form 10-Q and Regulation S-X of the SEC), were prepared in accordance with generally accepted accounting principles in the United States consistently applied (“GAAP”) and applicable published rules and regulations of the SEC consistently applied during the periods involved (except (A) with respect to financial statements included in Company SEC Documents filed as of the date of this Agreement, as may be indicated in the notes thereto, or (B) as permitted by the rules and regulations of the SEC, including Regulation S-X), and fairly present in all material respects in accordance with GAAP the consolidated financial position of the Company and its consolidated Subsidiaries (the “Consolidated Company”) as of the dates thereof and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Consolidated Company of the dates and for the periods shown therein. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received by the Company from the SEC or its staff.
(iii) Other than as set forth on Section 3.01(e)(iii) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company has any liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether accrued or unaccrued, whether absolute or contingent or otherwise and whether due or to become due) and there is no existing condition, situation or set of circumstances that would be required to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP or the notes thereto, except liabilities or obligations (A) reflected or reserved against on the consolidated balance sheet, including the notes thereto (the “Balance Sheet”) of the Company as of September 30, 2018 (the “Balance Sheet Date”) included in the Company SEC Documents, (B) incurred after the Balance Sheet Date in the ordinary course of business consistent with past practice, or (C) as specifically contemplated by this Agreement or otherwise in connection with the consummation of the Transactions, including those transaction fees set forth on Section 3.01(e)(iii) of the Company Disclosure Schedule.
(iv) Other than as set forth on Section 3.01(e)(iv) of the Company Disclosure Schedule or as described in the Company’s Form 10-K for the year ended December 31, 2017 and its Form 10-Q for the quarter ended September 30, 2018: (a) since January 1, 2015, the Company has designed and maintained disclosure controls and procedures and internal control over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act; (b) the Company’s disclosure controls and procedures are designed to ensure that all information (both financial and nonfinancial) required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act; (c) the Company’s management has completed an assessment of the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation, and (d) based on Company management’s most recently completed evaluation of the Company’s internal control over financial reporting, (1) the Company had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) the Company does not have any Knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since January 1, 2015, to the Knowledge of the Company, no executive officer or director of the Company has received or otherwise had or obtained knowledge of, and to the Knowledge of the Company, no auditor, accountant, or representative of the Company has provided written notice to the Company or any executive officer or director of, any substantive complaint or allegation that the Company or any Company Subsidiary has engaged in improper accounting practices. For the purposes of this Section 3.01(e)(iv), the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in Release 2007-005A of the Public Company Accounting Oversight Board, as in effect on the date hereof.
(f) Absence of Changes.   Since the Balance Sheet Date, except as set forth in Section 3.01(f) of the Company Disclosure Schedule and except for this Agreement and the Transactions contemplated by this Agreement, the Company and the Company Subsidiaries have conducted their respective businesses in the ordinary course of business, and there has not been any Material Adverse Change or any event, change or occurrence that would reasonably be expected to result in a Material Adverse Change.
(g) Litigation.   Except as set forth in Section 3.01(g) of the Company Disclosure Schedule or as filed or furnished as part of the Reporting Documents, there is no suit, claim, investigation, action, legal or administrative proceeding pending, or, to the Company’s Knowledge, threatened, against the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, judgment, decree, injunction, ruling, arbitration award or decree by or before any Governmental Entity.

(h) Contracts.   Except as set forth in Section 3.01(h) of the Company Disclosure Schedule or as filed or furnished as part of the Reporting Documents, neither the Company nor any Company Subsidiary is a party to or bound by, and none of their respective properties or other assets is subject to (whether written or oral):
(i) any Contract containing covenants limiting in any respect the freedom of the Company or any Company Subsidiary to compete in any line of business or in any territory or with any other Person,
(ii) any joint venture, partnership, manufacturing, development or supply agreement or other Contract which involves a sharing of revenue, profits, losses, costs or liabilities by the Company or any Company Subsidiary with any other Person,
(iii) any royalty, dividend or similar arrangement to be paid, or received, by the Company that is based on the revenue or profits of the Company or any Company Subsidiary or any Contract or agreement involving fixed price or fixed volume arrangements,
(iv) any Contract for the purchase or sale of materials, supplies, goods, services, equipment or other assets providing for annual payments by the Company and the Company Subsidiaries or to the Company and the Company Subsidiaries, respectively, of  $100,000 or more, other than Contracts entered into in the ordinary course of business and those that can be terminated by the Company or any of the Company Subsidiaries on less than 30 calendar days’ notice without payment by the Company or any of the Company Subsidiaries of any material penalty,
(v) any loan or guaranty agreement, note, indenture or other instrument, Contract, or agreement under which the Company or any Company Subsidiary has incurred any Indebtedness, other than obligations for the deferred purchase price of property, goods or services not in excess of  $100,000 individually or $250,000 in the aggregate,
(vi) any employment or severance agreement or arrangement (including any such arrangement that contains a change of control payment, retention bonus or other similar arrangement) with an executive officer (other than those that are terminable by the Company or any of the Company Subsidiaries without cost or penalty upon 90 or fewer calendar days’ notice),
(vii) any Company Benefit Plan, any of the benefits of which will be increased, or the vesting or payment of benefits of which will be accelerated, by the consummation of the Transactions or the value of any of the benefits of which will be calculated on the basis of any of the consummation of the Transactions,
(viii) any Contract relating to any acquisition of securities or assets of another Person or another business by the Company or any Company Subsidiary pursuant to which the Company or any Company Subsidiary has continuing “earn-out” or other contingent payment or guarantee obligations in excess of  $100,000,
(ix) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of the Company Subsidiaries, prohibits the pledging of the capital stock or other ownership interests or assets of the Company or any of the Company Subsidiaries, or prohibits the issuance of guarantees by the Company or any of the Company Subsidiaries,
(x) any Contract that contains a put, call or similar right pursuant to which the Company or any of the Company Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets,
(xi) any mortgage, security agreement, capital lease or other agreement that effectively creates a Lien on any real estate or other material assets of the Company or any of the Company Subsidiaries,
(xii) any Contract with any Governmental Entity,

(xiii) any Contract that would prohibit or delay the consummation of the Merger or the other Transactions or otherwise impair the ability of the Company to perform its obligations hereunder,
(xiv) other than the Company Leases, any Material Contract relating to the use, purchase, sale, lease, management or occupancy of any Leased Real Property,
(xv) any agreement pursuant to which the Company or any Subsidiary of the Company is obligated to indemnify any other Person (other than the Company or a Subsidiary of the Company) for any taxes, or
(xvi) any Contract that is material within the meaning set forth in Item 601(b)(10) or Regulation S-K of the Securities Act.
Each contract, agreement or arrangement (i) set forth or required to be set forth on Section 3.01(h) of the Company Disclosure Schedule, (ii) as filed or furnished or as required to be filed or furnished as part of the Reporting Documents, and (iii) each Company Lease shall be referred to herein as a “Material Contract”. The Company has furnished or made available to Parent (including in connection with the Reporting Documents) true, correct and complete copies of each Material Contract. Except as set forth on Section 3.01(h) of the Company Disclosure Schedule, each Material Contract is in full force and effect and, assuming its enforceability against the counterparties, is enforceable against the Company and/or any Company Subsidiary party to such Material Contract in accordance with its terms, except where the failure to be enforceable and in full force and effect would not reasonably be expected to have a Material Adverse Effect. None of the Company, any Company Subsidiary or, to the Company’s Knowledge, any other party thereto is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any Material Contract to which it is a party or by which it or any of its properties or other assets is bound, except for violations or defaults that have not had and would not reasonably be expected to have a Material Adverse Effect (without giving effect to clause (B)(II) contained in the definition of  “Material Adverse Effect”).
(i) Compliance with Laws; Permits.
(i) Except with respect to Environmental Laws, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and taxes, which are the subjects of Section 3.01(j), Section 3.01(l) and Section 3.01(m), respectively, and except as set forth on Section 3.01(i)(i) of the Company Disclosure Schedule, the Company and each Company Subsidiary are, in all material respects, in compliance with all Laws applicable to it, its properties or other assets or its business or operations, and neither the Company nor any Company Subsidiary has received any written notice alleging that the Company or any Company Subsidiary is in violation of any Law to which the Company or any Company Subsidiary or any of their respective properties or other assets or its business or operations is subject.
(ii) The Company and the Company Subsidiaries hold all Permits necessary for the operation of the businesses of the Company and Company Subsidiaries and the Leased Real Property as currently improved and operated (the “Company Permits”). The Company and each of the Company Subsidiaries is and since January 1, 2015, has been in compliance with the terms of the Company Permits. Since January 1, 2015, no event has occurred that (A) gives to any third party any right of termination, cancellation, revocation or adverse modification (with or without notice or lapse of time or both) of any Company Permit or (B) to the knowledge of the Company, would otherwise reasonably be expected to result in the termination, cancellation, revocation, adverse modification or non-renewal of any Company Permit.
(j) Environmental Matters.   Neither the Company nor any Company Subsidiary has received any written notice, demand, complaint, or other written communication alleging that the Company or any Company Subsidiary is in violation of, or has incurred or triggered potential liability or financial and/or remedial responsibility under, any applicable Environmental Law or that any judicial, administrative or compliance order has been issued against the Company or any Company Subsidiary which remains unresolved, (ii) no suit, claim, action, legal or administrative proceeding or request for information is pending or, to the Knowledge of the Company, threatened in writing by any Governmental Entity against the Company or any Company Subsidiary under any applicable

Environmental Law; (iii) the Company and the Company Subsidiaries are in compliance with all Environmental Laws and all Company Permits required under Environmental Laws for the conduct of their respective business; (iv) neither the Company nor any Company Subsidiary is a party to any order, judgment, decree or other judicial or administrative demand that imposes any obligations under any Environmental Law on the Company or any Company Subsidiary; (v) to the Knowledge of the Company, there has been no release or threatened release of any Hazardous Materials on, in, or under, or migrating from the Leased Real Property that requires investigation, remediation, removal, mitigation, abatement, monitoring or maintenance; and (vi) other than as set forth on Section 3.01(j) of the Company Disclosure Schedule, no land use restrictions or other institutional controls or engineered barriers are in place or being relied on to protect human health at the Leased Real Property. For purposes of this Agreement, “Environmental Laws” means any foreign, federal, state or local Law (including common law) relating to human health and safety or the pollution, protection, or restoration of the Environment, including, without limitation, those relating to the use, handling, presence, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials or related activities and/or occurrences, “Environment” means soil, sediment, land, surface or subsurface strata, surface water, ground water, ambient air (including indoor air) and any biota living in or on such media, and “Hazardous Materials” means any regulated pollutant or contaminant (including any constituent, raw material, product or by-product thereof), petroleum, natural gas, synthetic gas (including radon), asbestos or asbestos-containing material, polychlorinated biphenyls, lead paint, any hazardous industrial or solid waste, and any toxic, radioactive, infectious or hazardous substance, compound, material or agent that is known or suspected to be harmful to human health or the Environment.
(k) Labor Relations.    Except as set forth on Section 3.01(k) of the Company Disclosure Schedule, all employees of the Company or any Subsidiary of the Company are “at will.” There are no collective bargaining or other labor union agreements to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of their respective properties or assets is bound and there are no negotiations or discussions currently pending or occurring between the Company or any Company Subsidiary and any union or employee association regarding any collective bargaining agreement or any other work rules or polices. None of the employees of the Company or any Company Subsidiary is represented by any union with respect to his or her employment by the Company or such Company Subsidiary. Except as set forth on Section 3.01(k), to the Company’s Knowledge, there are no, and for the past three (3) years there have not been, organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Company Subsidiaries, and there are no lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees. The Company and each Company Subsidiary are, and since January 1, 2015, have been, in compliance, in all respects, with all applicable Laws respecting employment, discrimination in employment, terms and conditions of employment, worker classification, wages, hours and occupational safety and health and employment practices. Neither the Company nor any Company Subsidiary has engaged in any unfair labor practice and to the Company’s Knowledge there are no pending unfair labor practice charges.
(l) ERISA Compliance.
(i) Section 3.01(l) of the Company Disclosure Schedule sets forth each employment, change in control, retention, bonus plan, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock option, “phantom” stock, performance, retirement, thrift, savings, stock bonus, paid time off, perquisite, fringe benefit, vacation, severance, disability, death benefit, hospitalization, medical, welfare benefit or other material plan, program, policy, arrangement or agreement (whether written or unwritten) maintained, contributed to or required to be maintained or contributed to by the Company or any of its Subsidiaries or any other Person that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (each, a “Commonly Controlled Entity”), in each case providing benefits to any current or former director, officer or employee of the Company or any of its Subsidiaries (collectively, the “Company Benefit Plans”), including each Company Benefit Plan that is an “employee pension benefit plan” (as defined in

Section 3(2) of ERISA) (sometimes referred to herein as a “Company Pension Plan”) and each Company Benefit Plan that is an “employee welfare benefit plan” (as defined in Section 3(1) of ERISA). With respect to each Company Benefit Plan, the Company has provided (A) the most recent summary plan description for which such summary plan description is available, (B) each trust agreement and insurance or group annuity contract relating to any Company Benefit Plan, (C) the most recent annual reports (Form 5500 series) (with applicable attachments) for which such annual reports are required, (D) the most recent determination, opinion, or advisory letter received from the IRS, if any; and (E) the three (3) most recent reports with respect to the funded status of such Company Benefit Plan, if any. Each Company Benefit Plan has been administered and operated in accordance with its terms and the applicable provisions of ERISA, the Code and all other applicable laws.
(ii) Each Company Pension Plan intended to be tax-qualified within the meaning of Section 401(a) of the Code has received a favorable determination, or may rely on an opinion letter, from the U.S. Internal Revenue Service (the “IRS”) regarding its qualified status, and, to the Company’s Knowledge, no event or omission has occurred that is reasonably likely to cause any Company Pension Plan to lose such qualification.
(iii) Except as set forth on Section 3.01(l)(iii) of the Company Disclosure Schedule, neither the Company nor any Commonly Controlled Entity has (A) maintained, contributed to or been required to contribute to any Company Benefit Plan that is subject to Title IV of ERISA (including, any multiemployer plan (as that term is defined in Section 3(37) of ERISA), Section 412 of the Code or Section 302 of ERISA), (B) any unsatisfied liability under Title IV of ERISA, (C) a “multiple employer plan” (within the meaning of ERISA or the Code), (D) a self-funded health plan, (E) any voluntary employees’ beneficiary association (within the meaning of Section 501(c)(9) of the Code), (F) any arrangement that provides medical, life insurance or other welfare benefits to any current, retired or terminated employee (or any dependent thereof) other than as required pursuant to COBRA or applicable laws, (G) an arrangement that is not either exempt from or in compliance with Section 409A of the Code, or (H) an arrangement that provides for indemnification for or gross-up of any taxes under Section 409A of the Code.
(iv) Neither the Company nor any of the Subsidiaries of the Company has received notice of, and to the Company’s Knowledge, there are no audits or investigations by any Governmental Entity with respect to, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings against or involving any Company Benefit Plan or asserting any rights or claims to benefits under any Company Benefit Plan.
(v) All contributions, premiums and benefit payments under or in connection with the Company Benefit Plans that are required to have been made as of the date hereof in accordance with the terms of the Company Benefit Plans have been timely made or have been reflected on the most recent balance sheet filed or incorporated by reference into the Company SEC Documents.
(vi) Except as set forth on Section 3.01(l)(vi) of the Company Disclosure Schedule neither the execution and delivery of this Agreement, the Stockholder Approval, nor the consummation of the Transactions (either alone or in conjunction with any other event) (A) limit the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust; (B) result in any “parachute payment” as defined in Section 280G(b)(2) of the Code (whether or not such payment is considered to be reasonable compensation for services rendered); or (C) result in a requirement to pay any tax “gross-up” or similar “make-whole” payments to any employee, director or consultant of the Company or any Subsidiary of the Company.
(vii) Other than individual agreements with employees that are listed on Section 3.01(l)(vii) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company is obligated (irrespective of any conditions or lapse of time) pursuant to any agreement or Company Benefit Plan to make any severance payment to any officer, director, employee or consultant.

(viii) The Company and the Company’s Subsidiaries are in compliance with the Affordable Care Act (“ACA”) concerning the mandate to offer affordable, employer-sponsored group health coverage to their “full-time employees” (as those terms are defined under the ACA) beginning January 1, 2015 subject to applicable regulations and transition guidance. All offers of group health coverage required in order to avoid the imposition of penalties under the ACA have been given in compliance with the ACA, and neither the Company nor any of its Subsidiaries reasonably expect to incur liability for any taxes or any penalty for failure to comply with any of the foregoing related to the period between January 1, 2015 and the Effective Time.
(m) Insurance Coverage.   Schedule 3.01(m) of the Company Disclosure Schedule sets forth a list of all insurance policies and fidelity bonds covering the assets, business, operations, employees, officers, directors and managers, as applicable, of the Company and each Subsidiary (collectively, the “Policies”). Schedule 3.01(m) of the Company Disclosure Schedule also sets forth a list and description of all claims made by the Company or any of its Subsidiaries under the Policies (or any other insurance policies which were in effect) within the past three (3) years. With respect to each Policy, the Company has delivered to Parent and Merger Sub a true and complete copy of each such Policy (including all amendments thereto) and a true and complete copy of each material document (including all amendments thereto) prepared in connection with each such Policy. All Policies are in full force and effect and there is no claim by the Company or any of its Subsidiaries pending under any of such Policies as to which coverage has been questioned, denied, or disputed by the issuers or underwriters of such policies or bonds of any of the Policies. Current and historical limits of liability under the Policies have not been exhausted and are not impaired. None of the insurers of the Company or any of its Subsidiaries have issued a reservation of rights letter in the defense of claims. All premiums due and payable under the Policies have been paid, and neither the Company, nor any Subsidiary of the Company, has any liability due for any retrospective premium adjustment, audit premium adjustment, experience based liability or loss sharing cost adjustment under any of the Policies. There have been no gaps in the Company’s or any of its Subsidiaries’ insurance coverage. The Company and its Subsidiaries have complied in all material respects with the terms and conditions of all of the Policies. Following the Closing the Policies will insure the Company, its Subsidiaries and the Company Benefit Plans, assets, business, operations, employees, officers and directors, as applicable, to the same extent as they insured the Company, it Subsidiaries and the Company Benefit Plans, assets, business, operations, employees, officers and directors as applicable, prior to the Closing. The Policies have been and are of the type and in amounts adequate to insure fully against the risks to which the Company and its properties and assets are normally exposed in the operation of its businesses. There is no threatened termination of, or premium increase with respect to, any of the Policies, and the consummation of the transactions contemplated by this Agreement will not result in any termination of, or premium increase with respect to, any of the Policies or any inability to assess claims that were incurred prior to Closing under any of the Policies. Since the last renewal date of any Policy, there has not been any material adverse change in the relationship of the Company and its Subsidiaries on the one hand, and its insurers, on the other hand, on the premiums payable pursuant to such Policies. All of the Company’s issuers are solvent and are rated A- or better by A.M. Best.
(n) Taxes.
(i) Each of the Company and the Subsidiaries of the Company has filed in a timely manner (within any applicable extension period) all tax returns required to be filed by it pursuant to applicable Law. All such tax returns are true, complete and accurate in all respects. The Company and the Subsidiaries of the Company have timely paid all taxes due and owing (whether or not shown on any tax return), except for taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. True, correct and complete copies of all federal, state and local tax returns and reports for the Company and each Subsidiary of the Company, for all taxable years for which the statutory periods of limitation have not yet expired, and all written communications relating thereto with any Governmental Entity, have been delivered or made available to representatives of Parent. All taxes which the Company and any Subsidiary of the Company is required by Law to withhold or collect, including taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities within the time period prescribed by Law.
(ii) Neither the Company nor any Subsidiary of the Company has received notice in writing of any proposed deficiencies in or dispute or claim concerning any tax return filed by the Company or any of the Subsidiaries of the Company, which allegations have not been resolved, from any Governmental Entity and there is no currently effective agreement extending the period of assessment or collection of any taxes of the Company or any of the Subsidiaries of the Company nor has any request been made for any such extension. No written claim has ever been made by any taxing authority in a jurisdiction where neither the Company nor its Subsidiaries file tax returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.
(iii) Within the two-year period ending on the Closing Date, neither the Company nor any of the Company’s Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” as such terms are defined in Section 355 of the Code in a distribution of stock outside of the affiliated group of which the Company is the common parent qualifying or intended to qualify for tax-free treatment (in whole or in part) under Section 355 or 361 of the Code.
(iv) Except as set forth in Section 3.01(n)(iv) of the Company Disclosure Schedule, neither the Company nor any of the Subsidiaries of the Company (A) is a party to or bound by (1) any agreement currently in effect the principal purpose of which is tax sharing or tax indemnity whether or not written, other than among the Company and the Subsidiaries of the Company, or (2) any advance pricing agreement, closing agreement or other agreement relating to taxes with any taxing authority, or (B) (1) has requested, received or is subject to any written ruling of a Governmental Entity related to taxes or has entered into any written and legally binding agreement with a Governmental Entity relating to taxes, (2) has engaged in any transaction of which it has made (or was required to make) disclosure to any Governmental Entity to avoid the imposition of any penalties related to taxes, or (3) has participated in any transaction that could give rise to a disclosure obligation as a “listed transaction” under Section 6011 of the Code and the Treasury Regulations thereunder or any similar provision under applicable Law.
(v) There are currently no Liens for taxes asserted with respect to any assets or properties of the Company or any of the Subsidiaries of the Company, except for statutory Liens for taxes not yet due and payable and for which adequate reserves have been established in accordance with GAAP. Neither the Company nor any Subsidiary of the Company has waived any statute of limitations with respect to the assessment of taxes or agreed to any extension of time with respect to any tax assessment or deficiency for any open tax year. No written power of attorney that has been granted by the Company or any Subsidiary of the Company with respect to any matter relating to taxes is currently in force.
(vi) Except as set forth in Section 3.01(n)(vi) of the Company Disclosure Schedule, neither the Company nor any of the Subsidiaries of the Company (A) is a member of a group of corporations within the meaning of Section 1504(a) of the Code (other than a consolidated group of which the Company is the parent) that files or has filed or has been required to file consolidated, combined, or unitary tax returns or filed taxes on a combined, unitary or similar basis with any entity (other than the Company or the Subsidiaries of the Company) for foreign, state or local tax purposes or (B) has any liability for the taxes of any person (other than Company or any of the Subsidiaries of the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, or by contract or otherwise.
(vii) Neither the Company nor any Company Subsidiary is a party to any ongoing audits, tax and assessment certiorari proceedings or other tax and assessment contests or appeals.

(viii) Since the Company’s formation, the Company has been classified as a C-corporation for U.S. federal income tax purposes. Each Subsidiary of the Company has been classified as listed on Section 3.01(n)(viii) of the Company Disclosure Schedule for U.S. federal income tax purposes since each Subsidiary’s formation date listed on the Section 3.01(n)(viii) of the Company Disclosure Schedule.
(ix) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “Closing Agreement” as defined in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income tax Law) of which the Company or any of its Subsidiaries is a party executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date, (iv) prepaid amount received or deferred revenue accrued on or prior to the Closing Date, except as in the ordinary course of business, or (v) election under Section 108(i) of the Code.
(x) Neither the Company nor any of its Subsidiaries is a party to any joint venture, partnership or other contract or arrangement that could be treated as a partnership for U.S. federal income tax purposes.
(xi) Neither the Company nor any of its Subsidiaries has ever been a United States real property holding corporation (within the meaning of Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(xii) No current or former employee of the Company or any of its Subsidiaries has been misclassified as an independent contractor, consultant or similar non-employee third party of the Company or any of its Subsidiaries.
(xiii) Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating its transfer pricing practices and methodology. The prices for any property or services (or for the use of any property) provided by or to the Company or any of its Subsidiaries are arm’s length prices for purposes of the relevant transfer pricing Law, including Treasury Regulations promulgated under Section 482 of the Code.
(xiv) Series OP of NMS Insurance Company (“Series OP”) is an insurance company within the meaning of Section 831(c) of the Code.
(xv) Series OP has complied with all applicable reporting, withholding and disclosure requirements under the Code and other applicable Laws with respect to the insurance policies it has issued.
(xvi) Series OP has never been a life insurance company as defined in Section 816 of the Code, nor has it ever assumed, exchanged, administered, reinsured, or offered any policies or contracts that would constitute life insurance contracts as defined under Section 7702 of the Code or an annuity subject to Section 72 of the Code.
(xvii) None of the insurance policies issued by Series OP provide “health insurance coverage” as defined by Section 9832 of the Code.
(xviii) Tax basis, loss and loss adjustment expense reserves, and unearned premium reserves for Series OP have been computed and maintained by Series OP in the manner required under Sections 807, 832, and 846 of the Code and any other applicable tax provision in all material respects. Series OP has never issued, assumed, reinsured, modified, exchanged, or sold any policies, contracts, or other products to customers that are intended to or have ever been intended to qualify as a “pension plan contract” within the meaning of Section 818(a) of the Code or were otherwise intended to qualify under Sections 401, 403, 408, 412 or 457 of the Code.
(xix) OurPet’s DISC, Inc. has no “accumulated DISC income” as defined in Treasury Regulation Section 1.996-3(b).

(xx) As used in this Agreement (A) “tax” or “taxes” means any Federal, state, local and foreign income, property, sales, use, excise, withholding, payroll, employment, social security, capital gain, alternative minimum, transfer and other taxes of any kind and similar governmental charges of any kind, including any interest, penalties and additions with respect thereto, whether or not disputed and including any obligations to indemnify or otherwise assume or succeed to the tax liability of any other Person; (B) “taxing authority” means any Federal, state, local or foreign government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority; and (C) “tax return” or “tax returns” means all returns, declarations of estimated tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of foregoing, filed or to be filed with any taxing authority in connection with the determination, assessment, collection or administration of any taxes.
(o) Real Property.
(i) Neither the Company nor any Company Subsidiary owns any real property. Section 3.01(o)(i) of the Company Disclosure Schedule lists all leases, subleases or other agreements pursuant to which the Company or any Company Subsidiary uses or occupies or has the right to use or occupy any real property (the “Leased Real Property” and all such leases, the “Company Leases”). Except as set forth on Section 3.01(o)(i) of the Company Disclosure Schedule, with respect to each Leased Real Property, (A) either the Company or a Company Subsidiary has valid leasehold title to such Leased Real Property free and clear of all Liens other than Permitted Liens, and (B) there are no outstanding options or rights of first offer or rights or first refusal in favor of any other party to acquire the leasehold interest of the Company or any Company Subsidiary in any Leased Real Property or any portion thereof. Each Company Lease is valid, binding and in full force and effect and no uncured default on the part of the Company or, as applicable, any Company Subsidiary or, to the Knowledge of the Company, the landlord thereunder exists under any Company Lease.
(ii) Neither the Company nor any Company Subsidiary has received written notice of any existing zoning or land use violations with respect to any Leased Real Property and to the Knowledge of the Company, there are no pending actions initiated by or on behalf of the Company or any Company Subsidiary to change or redefine the zoning classification or land use approvals of all or any portion of any Leased Real Property.
(iii) All work performed or materials furnished to the Leased Real Property prior to the date hereof has been paid for in full or will be paid in the ordinary course of business.
(p) Intellectual Property.   Section 3.01(p) of the Company Disclosure Schedule contains a complete and accurate list of all (i) patents and patent applications owned by the Company or any Subsidiary of the Company or used or held for use by the Company or any Subsidiary (“Company Patents”), registered and unregistered trademarks and service marks owned by the Company or any Subsidiary or used or held for use by the Company or any Subsidiary together with goodwill associated therewith (“Company Marks”) and registered copyrights and applications for copyright registration owned by the Company or any Subsidiary or used or held for use by the Company or any Subsidiary (“Company Copyrights”), any domain names owned by the Company or any Subsidiary (“Company Domains”) and any proprietary software used by the Company or any Subsidiary, (ii) licenses, sublicenses or other agreements under which the Company or any Subsidiary is granted Intellectual Property Rights by others (other than commercial off the shelf software) (“Licenses In”), and (iii) licenses, sublicenses or other agreements under which the Company or any Subsidiary has granted rights to others in Company Intellectual Property (“Licenses Out”). As used in this Agreement, “Intellectual Property Rights” shall mean all intellectual property rights arising from or in respect of the following, whether protected, created, or arising under the laws of the United States or any other jurisdiction: patents, copyrights, trademarks (registered or unregistered), trade names, domain names, service marks, brand names, trade dress, logos, slogans, and other indications of origin, together with the goodwill associated with the foregoing and registrations of, and applications to register, the foregoing, including any extension, modification or renewal of any such registration or application;

software computer programs, information and materials not generally known to the public that are protected as trade secrets (“Trade Secrets”) and rights to limit the use or disclosure thereof by any person; registrations or applications for registration of copyrights, and any renewals or extensions thereof; any similar intellectual property or proprietary rights similar to any of the foregoing, including all rights in and privileges with respect to customer databases; and licenses and claims of infringement and misappropriation against third parties. “Company Intellectual Property” shall mean all Intellectual Property Rights owned by the Company or any Company Subsidiary or used or held for use by the Company or any Subsidiary in their respective businesses, including, without limitation, Licenses In, Company Patents, Company Marks, Company Copyrights and Company Domains. In the case of any licenses, sublicenses or other agreements disclosed pursuant to the foregoing clauses (ii) or (iii), Section 3.01(p) of the Company Disclosure Schedule also sets forth whether each such license, sublicense or other agreement is exclusive or non-exclusive. Except as set forth on Section 3.01(p) of the Company Disclosure Schedule:
(i) The Company and each of the Company’s Subsidiaries owns the Company Intellectual Property purported to be owned, or has the right to use pursuant to a written, valid and enforceable license, all Intellectual Property Rights that are used or useful in the conduct of the business of the Company and its Subsidiaries as of the date hereof, taken as a whole, in the case of the foregoing clauses above.
(ii) All Company Patents, Company Marks and Company Copyrights that have been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned and, to the Company’s Knowledge, are valid and enforceable.
(iii) None of the Company Intellectual Property owned by the Company that has been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or in any similar office or agency anywhere in the world is subject to any maintenance fees or taxes or actions falling due within 90 calendar days after the Closing Date.
(iv) Neither the operation of the business of the Company or any Subsidiary, or any activity of the Company or any Subsidiary, nor the manufacture, use, importation, offer for sale and/or sale of any product or service infringes on or violates the right of others in or to any Intellectual Property Rights (“Third Party IP Rights”), or constitutes a misappropriation of any Third Party IP Rights or the subject matter of any Third Party IP Rights.
(v) Except as set forth in Section 3.01(p)(v) of the Company Disclosure Schedule, there are no pending or, to the Company’s Knowledge, threatened claims that the operation of the business of the Company or any Subsidiary or any activity by the Company or any Subsidiary is infringing, violating or misappropriating any Third Party IP Rights or that any of the Company Intellectual Property is invalid or unenforceable.
(vi) To the Company’s Knowledge, no Person or Persons are infringing the rights of the Company or any Subsidiary with respect to any Company Intellectual Property. No claims are pending or, to the Company’s Knowledge, are threatened, against the Company or any Subsidiary with regard to the ownership by the Company or any Subsidiary of any of the Company Intellectual Property.
(vii) Any persons responsible for the creation, development or invention of any Intellectual Property Rights owned or purported to be owned by the Company or any Subsidiary have assigned all right, title and interest in such Intellectual Property Rights to the Company or appropriate Subsidiary through a valid, written, enforceable assignment document.
(viii) The Company and each of the Company’s Subsidiaries are the sole and exclusive owner of all right, title and interest in and to (i) all Company Intellectual Property except for Licenses In, and (ii) all Company Technology (clauses (i) and (ii) collectively, the “Company Owned IP”), free and clear of all Liens except Permitted Liens. The Company and each of the Company’s

Subsidiaries have the sole and exclusive right to bring a claim or suit against a third party for infringement or misappropriation of all Company Owned IP. “Company Technology” means any: (A) technology, formulae, algorithm, procedure, process, method, technique, idea, know-how, creations, inventions, discoveries and improvement (whether patentable or unpatentable and whether or not reduced to practice); (B) technical, engineering, manufacturing, product, marketing, servicing, business, financial, supplier, personnel or other information and materials; (C) customer list, customer contact and registration information, customer correspondence and customer purchasing history; (D) specification, design, industrial design, model, device, prototype, schematic, configuration and development tool; (E) software, website, content, image, logo, graphic, text, photograph, artwork, audiovisual work, sound recording, graph, drawing, report, analysis or writing of any other work of authorship and copyrightable subject matter; (F) database or other compilation or collection of data or information; and (G) including tangible embodiments of any of the foregoing, in any form or media, whether or not specifically listed in this definition, owned, used, held for use or practiced by the Company and each of the Company’s Subsidiaries.
(q) Anticorruption Matters.
(i) The Company has not, and none of the suppliers, vendors, agents, consultants, distributors, joint venture partners or any other Persons acting on behalf of the Company has, taken any action or refrained from taking any action that would cause (i) the Company or (ii) as of and following the Effective Date, Parent or Merger Sub to be in violation of the Anticorruption Laws.
(ii) The Company has not, and none of the suppliers, vendors, agents, consultants, distributors, joint venture partners or any other Persons acting on behalf of the Company has, taken any act in furtherance of an offer, payment, promise to pay, authorization or ratification of the payment of any gift, money or anything of value to a representative of a Governmental Entity to obtain or retain business or to secure any improper advantage, including to obtain a Tax rate lower than allowed by applicable Law.
(iii) None of the Company’s suppliers, vendors, agents, consultants, distributors, joint venture partners or any other Persons who perform or have performed services on behalf of the Company is a government official or is a relative of a government official nor, to the Knowledge of the Company, are any of the Company’s agents or any other Persons who perform services on behalf of the Company owned by or affiliated with an official of a Governmental Entity or a relative of an official of a Governmental Entity.
(r) Accounts Receivable.   The Accounts Receivable outstanding on the date hereof do, and the Accounts Receivable outstanding on the Closing Date will, represent sales actually made or services actually performed or to be performed in the ordinary course of business in bona fide, arms-length transactions completed in accordance with the terms and provisions contained in any documents relating thereto and in compliance with applicable Laws. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Balance Sheet. All Accounts Receivables have been fully collected or may be fully collected without resort to litigation and without offset or counterclaim, in the aggregate face amounts thereof. The Company’s reserves for Accounts Receivable have been and will be adequate and determined in accordance with its accounting principles. No claims of rights of setoff exist that would exceed such reserves. The Company has not factored or discounted, or agreed to factor or discount, any Accounts Receivable. Schedule 3.01(r) of the Company Disclosure Schedule contains a complete and accurate list of all Accounts Receivable as of the Balance Sheet Date, which list sets forth the aging of such Accounts Receivable. The Company has complete and correct copies of all instruments, documents and agreements evidencing all of its Accounts Receivable and of all instruments, documents or agreements creating security therefor, if any.
(s) Inventory.   The Company has good and valid title, free and clear of any Liens, other than Permitted Liens, to all Inventory owned by the Company. The Inventory: (a) consists of a quality and quantity usable, merchantable and fit for the purpose for which it was purchased or manufactured;

(b) is not damaged or defective; and (c) is salable in the ordinary course of business. The Company records the Inventory in the accounting records of the Company at cost (on a first in first out basis). Since the Balance Sheet Date, the Company has maintained Inventory levels in the ordinary course of business consistent with past practice.
(t) Customers and Vendors.
(i) Section 3.01(t)(i) of the Company Disclosure Schedule sets forth the thirty (30) largest customers (measured by dollar amount of revenue) of the Company and the dollar amount of the Company’s revenues from each such customer for each of the years ended December 31, 2016 and 2017, and as of October 31, 2018 year-to-date (collectively, “Material Customers”). Except as set forth on Section 3.01(t)(i) of the Company Disclosure Schedule: (i) all Material Customers continue to be customers of the Company and none of such Material Customers has reduced materially its business with the Company from the levels achieved during the year ended December 31, 2017, and, to the Knowledge of the Company, no such reduction will occur; (ii) no Material Customer has modified or notified the Company of an intention to modify any terms or the pricing of such Material Customer’s agreement or business with the Company and, to the Knowledge of the Company, no such modification will occur; (iii) no Material Customer has terminated its relationship with the Company or has threatened to do so; (iv) no event has occurred or circumstances exist that could result in a negative impact on the relationship between the Company and any Material Customer; and (v) the Company is not involved in any claim, dispute or controversy with any of its customers.
(ii) Section 3.01(t)(ii) of the Company Disclosure Schedule sets forth the ten (10) largest vendors (measured by dollar amount of purchases) of the Company and the dollar amount of the Company’s purchases from each such vendor for each of the years ended December 31, 2016 and 2017, and as of October 31, 2018 year-to-date (collectively, “Material Vendors”). Except as set forth on Section 3.01(t)(ii) of the Company Disclosure Schedule: (i) all Material Vendors continue to be vendors of the Company and none of such Material Vendors has reduced materially its business with the Company from the levels achieved during the year ended December 31, 2017, and, to the Knowledge of the Company, no such reduction will occur; (ii) no Material Vendor has modified or notified the Company of an intention to modify any terms or the pricing of such Material Vendor’s agreement or business with the Company and, to the Knowledge of the Company, no such modification will occur; (iii) no Material Vendor has terminated its relationship with the Company or has threatened to do so; (iv) no event has occurred or circumstances exist that could result in a negative impact on the relationship between the Company and any Material Vendor; (v) the Company is not involved in any claim, dispute or controversy with any Material Vendor; and (vi) the Company is not involved in any claim, dispute or controversy with any of its other vendors that, individually or in the aggregate could reasonably be anticipated to have a Material Adverse Effect.
(u) Takeover Statutes.   No state takeover, “control-share” or similar statute or regulation is applicable to this Agreement, the Company, the Merger or the other Transactions.
(v) Financial Advisors.   No broker, investment banker or financial advisor, other than Falls River Group, LLC an Affiliate of StillPoint Capital, LLC (“Falls River”), which the Board has retained as its financial advisor in connection with the Merger, and Boenning & Scattergood, Inc. (“Boenning”), which the independent committee of the Board has retained to provide an opinion with respect to the fairness of the Merger Consideration, the fees and expenses of each of which have been disclosed to Parent and will be paid by the Company at the Closing, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the negotiations leading to this Agreement or the consummation of the Merger or the other Transactions based upon arrangements made by or on behalf of the Company.
(w) Opinion of Financial Advisor.   The Board has received an opinion of Boenning, dated the date hereof, and subject to the various assumptions and qualifications set forth in such opinion, to the effect that, as of such date, the Merger Consideration to be received by holders of Common Stock is fair, from a financial point of view, to such holders.

(x) Vote Required.   The affirmative vote of a majority of the outstanding shares of Common Stock is the only vote of the holders of any class or series of capital stock of the Company or any Subsidiary of the Company necessary under applicable Law and the Articles, Bylaws or any organizational document of the Company or any Subsidiary of the Company to adopt this Agreement and consummate the Merger and the other Transactions.
(y) Related Party Transactions.   Except as set forth in the Reporting Documents or as permitted by this Agreement, no agreements, arrangements or understandings between the Company or any Subsidiary (or binding on any of its or their respective properties or assets), on the one hand, and any Affiliate (including any officer or director or employee of the Company or any Company) thereof, on the other hand (other than those exclusively among the Company and the Company’s Subsidiaries), are in existence that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.
(z) No Other Representations or Warranties.   Except for the representations and warranties made by the Company in this Section 3.01, neither the Company nor any other Person on behalf of the Company, including any director, officer or employee of the Company, makes any express or implied representation or warranty with respect to the Company or any of the Company Subsidiaries in connection with the Transactions contemplated hereby. Neither the Company nor any other Person, including any director, officer or employee of the Company, will have or be subject to any liability or obligation to Parent, Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s or Merger Sub’s use of, any such information, including any information, documents, projections, forecasts of other made available to Parent or Merger Sub in expectation of the Transactions contemplated by this Agreement.
Section 3.02 Representations and Warranties of Parent and Merger Sub.   Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:
(a) Organization, Standing and Corporate Power.   Parent is a limited liability company and Merger Sub is a corporation, each duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed and has all requisite limited liability company or corporate power and authority to carry on its business as now being conducted. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified would not constitute a Parent Material Adverse Effect.
(b) Authority; Noncontravention.
(i) Each of Parent and Merger Sub has all requisite limited liability company or corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by the respective boards of directors of Parent and Merger Sub and by Parent as the sole stockholder of Merger Sub and no other limited liability company or corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Transactions. This Agreement and the consummation of the Transactions do not require approval of the holders of any membership units of Parent. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, as applicable, enforceable against Parent and Merger Sub, as applicable, in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.
(ii) The execution and delivery of this Agreement does not, and the consummation of the Merger and the other Transactions, and compliance with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of Parent or Merger Sub under (A) the certificate of formation or incorporation or limited liability company agreements or bylaws of Parent or Merger Sub, (B) any Contract to which Parent or Merger Sub is a party or any of their respective properties or other assets is subject, in any way that would prevent, materially impede or materially delay the consummation of the Merger (including the payments required to be made pursuant to ARTICLE II) or the other Transactions contemplated hereby, or (C) subject to the governmental filings and other matters referred to in Section 3.02(b)(iii), any (1) Law applicable to Parent or Merger Sub or their respective properties or other assets, or (2) order, writ, injunction, decree, judgment or stipulation, in each case applicable to Parent or Merger Sub or their respective properties or other assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, rights, losses or Liens that would not reasonably be expected to have a Parent Material Adverse Effect.
(iii) No material consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger or the other Transactions, except for the filing of the Articles of Merger with the CSOS and DSOS.
(c) Ownership and Interim Operations of Merger Sub.   Parent owns, beneficially and of record, all of the issued and outstanding shares of capital stock of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.
(d) Financial Ability.
(i) Parent or Merger Sub has received and accepted executed commitment letters dated as of the date hereof from CIBC Bank USA and Centerfield Capital Partners III, L.P. (collectively, the “Debt Commitment Letters”) (the arrangers, lenders and/or purchasers party thereto, collectively, the “Lenders”) pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to lend the amounts set forth therein (the “Debt Financing Commitments”). The debt financing contemplated by the Debt Financing Commitments is collectively referred to in this Agreement as the “Debt Financing.”
(ii) Parent has received and accepted the Equity Commitment Letters from the Equity Investors pursuant to which the Equity Investors have agreed, subject to the terms and conditions thereof, to invest in Parent the amounts set forth therein (the “Equity Financing Commitments” and, together with the Debt Financing Commitments, the “Financing Commitments”). The equity committed pursuant to the Equity Commitment Letters is collectively referred to in this Agreement as the “Equity Financing.” The Equity Financing and the Debt Financing are collectively referred to as the “Financing.” Parent has delivered to the Company true, complete and correct copies of the executed Commitment Letters. There are no agreements, side letters or arrangements, other than the Commitment Letters and the fee letter referenced in each Debt Commitment Letter (each, a “Fee Letter” and together, the “Fee Letters”), to which Parent or Merger Sub is a party relating to any of the Financing Commitments that could affect the availability of the Financing.
(iii) Assuming the satisfaction of the conditions set forth in Section 6.01 and Section 6.02, except as expressly set forth in the applicable Commitment Letter, as of the date hereof, there are no conditions precedent to the obligations of the Lenders to provide the Debt Financing or the Equity Investors to provide the Equity Financing or any contingencies that would permit the Lenders to reduce the total amount of the Debt Financing intended to be funded on the Closing Date. Assuming the satisfaction of the conditions set forth in Sections 6.01 and 6.02, as of the date hereof, Parent does not have any reason to believe that any of the conditions to the Financing Commitments will not be satisfied or that the Financing will not be available to Parent or Merger Sub on the Closing Date.
(iv) Assuming the satisfaction of the conditions set forth in Section 6.01 and Section 6.02 and the accuracy of the Company’s representations and warranties, the Financing, when funded in accordance with the Commitment Letters, will provide Parent and Merger Sub with cash proceeds on the Closing Date (after netting out applicable fees, expenses, original issue discount and similar premiums and charges payable by Parent or Merger Sub) sufficient for the satisfaction of Parent’s and Merger Sub’s obligations to (a) pay the aggregate Merger Consideration, (b) pay any fees and expenses of or payable by Parent or Merger Sub and/or the Surviving Entity and its Subsidiaries in connection with the consummation of the Transactions, and (c) pay all other amounts required to be paid by Parent or Merger Sub on the Closing Date to consummate the Transactions.
(v) As of the date hereof, the Commitment Letters are (i) valid and binding obligations of Parent and/or Merger Sub, as applicable, and, to the Knowledge of Parent and Merger Sub, of each of the other parties thereto (subject to the Bankruptcy and Equity Exceptions) and (ii) in full force and effect. As of the date hereof, assuming the satisfaction of the conditions set forth in Section 6.01 and Section 6.02 and the accuracy of the Company’s representations and warranties, no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach on the part of Parent or Merger Sub under the terms and conditions of the Commitment Letters. Concurrently with the consummation of the Transactions, Parent and Merger Sub shall pay in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters. None of the Commitment Letters has been modified, amended or altered as of the date hereof and none of the respective commitments under any of the Commitment Letters have been reduced, withdrawn or rescinded in any respect as of the date hereof.
(vi) Neither Parent nor Merger Sub is a party to any Contract, or has made or entered into any formal or informal arrangement or other understanding (whether or not binding), with any other Person that has or would have the effect of limiting or prohibiting the right or ability of such Person to provide any other Person with financing or other potential sources of capital (whether equity, debt, rollover or a hybrid thereof) in connection with the Merger or the other Transactions.
(e) Ownership.   As of the date of this Agreement, none of Parent, Merger Sub or their respective Affiliates, directly or indirectly, beneficially own or control any shares of capital stock of the Company, and none of Parent, Merger Sub or their respective Affiliates have any rights to acquire any shares of capital stock of the Company other than pursuant to this Agreement, other than pursuant to the Rollover Contribution Agreement.
(f) Legal Proceedings.   There is no pending or, to the Knowledge of Parent, threatened, legal or administrative proceeding, claim, suit, investigation or action against Parent, Merger Sub or any of their respective Subsidiaries, nor is there any injunction, order, judgment, ruling or decree imposed upon Parent, Merger Sub or any of their respective Subsidiaries, in each case, by or before any Governmental Entity, which would reasonably be expected to result in a Parent Material Adverse Effect.
(g) Certain Arrangements.   There are no Contracts between Parent or Merger Sub, on the one hand, and any member of the Company’s management or directors, on the other hand, as of the date hereof that relate in any way to the Company or the consummation of the Transactions. During the past three (3) years immediately preceding the date of this Agreement, neither Parent nor any of its Affiliates has beneficially owned more than five percent (5%) of the outstanding Common Stock.
(h) Solvency.   On the Closing Date, immediately after giving effect to the consummation of the Transactions (including the Merger and the Financing) and assuming (x) the accuracy of the representations and warranties of the Company and the Company Subsidiaries contained in this Agreement, (y) the satisfaction of the conditions in Section 6.01 and Section 6.02, and (z) any estimates, projections, or forecasts prepared by or on behalf of the Company or any of the Company Subsidiaries have been prepared in good faith based upon assumptions that were and continue to be true and correct, to the Knowledge of Parent: (i) the Surviving Entity and its Subsidiaries, taken as a whole, will be able to pay their debts and obligations in the ordinary course of business as they become due; and (ii) the Surviving Entity and its Subsidiaries, taken as a whole, will have adequate capital to carry on their respective businesses.

(i) Brokers and Other Advisors.   No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the consummation of the Merger and the other Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries except for Persons whose fees and expenses will be paid by Parent at Closing.
(j) Disclaimer of Other Representations and Warranties.   Parent and Merger Sub each acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement (i) neither the Company nor any of the Company Subsidiaries or their respective directors, officers or employees makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger and Parent and Merger Sub are not relying on any representation or warranty except for those expressly set forth in this Agreement, (ii) no Person has been authorized by the Company to make any representation or warranty relating to itself or any of the Company Subsidiaries or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Merger Sub as having been authorized by the Company, and (iii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to Parent, Merger Sub or any of their Agents are not and shall not be deemed to be or to include representations or warranties, including any representations or warranties relating to the reasonableness of the assumptions underlying such estimates, projections and related information.
ARTICLE IV.
COVENANTS RELATING TO CONDUCT OF BUSINESS; NO SOLICITATION
Section 4.01 Conduct of Business by the Company.   During the period from the date of this Agreement to the Effective Time (or such earlier date on which this Agreement may be terminated in accordance with Section 7.01), except as required by applicable Law, consented to in writing in advance by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), or otherwise specifically contemplated or permitted by or required pursuant to this Agreement, the Company shall, and shall cause each of the Subsidiaries of the Company to, and shall, to the extent it has the ability to do so, whether by Contract or otherwise, cause each other Company Subsidiary to, (i) carry on its business in the ordinary course consistent with past practice, and (ii) use commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill and ongoing businesses. In addition to and without limiting the generality of the foregoing, during such period, except as required by applicable Law or as otherwise specifically contemplated or permitted by or required pursuant to this Agreement, the Company shall not, and shall not permit any of the Subsidiaries of the Company to, and shall not, to the extent it has the ability to do so, whether by Contract or otherwise, permit any other Company Subsidiary to, without Parent’s prior written consent (which such consent shall not be unreasonably withheld, delayed or conditioned):
(a) declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to, or enter into any Contract relating to the declaration of any dividend or distribution with respect to, the shares of capital stock of the Company, the shares of capital stock of any Company Subsidiary, except for (i) dividends with respect to the Preferred Stock pursuant to the terms thereof and (ii) the declaration and payment of dividends or other distributions to the Company or any Company Subsidiary by any directly or indirectly wholly-owned Company Subsidiary;
(b) other than with respect to the conversion of the Preferred Stock required pursuant to Section 2.03, split, subdivide, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other ownership interests (including any securities convertible into, exchangeable for or exercisable for shares of its capital stock or other ownership interests);
(c) purchase, redeem or otherwise acquire, or offer to purchase redeem or otherwise acquire, any shares of its capital stock or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities, except for (i) purchases, redemptions or other acquisitions of capital stock or other securities required under the terms of any plans, arrangements or Contracts existing on the date hereof between the Company or any of the Company’s Subsidiaries and any director, employee or former employee of the Company or any of the Company’s Subsidiaries or in connection with the exercise of Stock Options, (ii) conversion of the Preferred Stock, and (iii) as otherwise consented to by Parent;
(d) issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any shares of capital stock or other ownership interests, any other voting securities or any securities convertible into, exchangeable for, exercisable for, or any rights, warrants or options to acquire, any such shares, ownership interests, voting securities or convertible securities, or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units (other than upon the exercise of Stock Options outstanding on the date hereof in accordance with their terms on the date hereof or pursuant to Contracts as in effect on the date hereof or as otherwise consented to by Parent, which consent shall not be unreasonably withheld, conditioned or delayed);
(e) amend the Articles or the Bylaws or other comparable organizational documents of the Company or any of the Company Subsidiaries;
(f) except as set forth on Section 4.01(f) of the Company Disclosure Schedule, make any acquisition (including by merger, consolidation, stock acquisition or otherwise) of the capital stock or other ownership interest or assets of any other Person (other than acquisitions of inventory and other tangible personal property in the ordinary course of business);
(g) adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of the Company Subsidiaries;
(h) incur any Indebtedness for borrowed money (including pursuant to existing credit facilities and other arrangements in existence as of the date hereof), guarantee any Indebtedness of a third party, enter into any Contract with respect to any Indebtedness, or issue or sell debt securities, or enter into any Contract having the economic effect of any of the foregoing (collectively, “New Indebtedness”), that would result in an aggregate increase of outstanding Indebtedness of the Consolidated Company of greater than $100,000 more than the aggregate amount of outstanding Indebtedness of the Consolidated Company set forth on the Balance Sheet unless the net proceeds of such New Indebtedness are used to reduce, on a dollar-for-dollar basis, a liability of the Consolidated Company, to increase a current asset of the Consolidated Company, or to pay a bona-fide expense of the Consolidated Company consistent with the restrictions set forth in this Section 4.01;
(i) except as set forth on Section 4.01(i) of the Company Disclosure Schedule, sell, transfer, lease, license, mortgage, sell and leaseback or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or other assets (including the capital stock or other equity interests in any Company Subsidiary) or any interests therein (including securitizations), except (A) Liens securing existing Indebtedness, (B) pursuant to Contracts in force as of the date hereof, (C) dispositions of obsolete or worthless assets (expressly excluding any real property) that are no longer useful in the conduct of the business of the Company, or (D) for transfers among the Company and the Company Subsidiaries; provided however, that nothing in this section shall preclude the Company from selling its products in the ordinary course of business.
(j) pay, discharge, settle or satisfy any suit, action or claim, other than (A) settlements of current, pending or future suits, actions or claims that are set forth on Section 4.01(j) of the Company Disclosure Schedule subject to the limits and conditions set forth on Section 4.01(j) of the Company Disclosure Schedule, (B) settlements of any suit, action or claim, or threatened suit, action or claim, that (1) require payments by the Company or any Company Subsidiary (net of insurance proceeds) in an amount not to exceed $100,000 individually or $250,000 in the aggregate and (2) do not require any other actions or impose any other material restrictions on the business or operations of the Company or any of the Company Subsidiaries, or (C) settlements, in the ordinary course of business consistent with past practices, of any workers’ compensation claims or employee claims filed with the Equal Employment Opportunity Commission, so long as such settlements do not exceed $100,000 individually or $250,000 in the aggregate;

(k) amend or modify in any material respect or terminate any Material Contract other than in accordance with its terms, or, other than actions expressly permitted by this Section 4.01, enter into any Contract that (i) if entered into on or prior to the date hereof would constitute a Material Contract, or (ii) is not terminable upon thirty (30) days’ notice without penalty or premium;
(l) except as set forth on Section 4.01(l) of the Company Disclosure Schedule or as required to comply with applicable Law (A) adopt, enter into, terminate or materially amend (1) any Company Benefit Plan, (2) any other agreement, plan or policy involving the Company or any of the Company Subsidiaries and one or more of their respective current or former employees or members of the Board that is not terminable at will, or (3) any retention or bonus agreement involving the Company or any of the Company Subsidiaries and one or more of their respective current or former employees or members of the Board, (B) or to comply with any Contract entered into prior to the date hereof, increase the compensation, bonus or fringe or other benefits offered by the Company or the Company Subsidiaries other than increases in the ordinary course of business consistent with past practice, (C) or except as required by Section 2.03 of this Agreement, take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan or (D) loan or advance any money or other property (other than reimbursement of reimbursable expenses or any advances of such expenses pursuant to the Company credit cards or otherwise in the ordinary course of business consistent with past practice) to any current or former member of the Board or officer of the Company or any Company Subsidiary;
(m) enter into any agreement or, other than pursuant to agreements currently in effect described in the Reporting Documents, engage in any transaction with one or more of the Company’s directors, officers or stockholders, or with any corporation, partnership (general or limited), limited liability company, association or other organization of which one or more of the Company’s directors, officers or stockholders is (A) a director, officer, manager, managing partner, managing member (or the holder of any office with similar authority), (B) has a direct or indirect financial interest, or (C) directly or indirectly controls, is controlled by or is under common control with;
(n) adopt or implement any stockholder rights plan or similar arrangement;
(o) elect to be subject to any state takeover, “control-share” or other similar statute or regulation with respect to this Agreement, the Company or the Merger or the other Transactions;
(p) make any material change in any method of financial accounting principles or practices, in each case, except for any such change required by a change in GAAP or applicable Law;
(q) except as set forth in Section 4.01(q) of the Company Disclosure Schedule, (i) settle or compromise any tax claim, audit or assessment, (ii) make or change any tax election, change any annual tax accounting period, adopt or change any method of tax accounting, (iii) amend any tax returns or file claims for tax refunds, or (iv) enter into any closing agreement, surrender in writing any right to claim a tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any tax claim or assessment relating to the Company or the Company Subsidiaries;
(r) enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar Contract with respect to any joint venture, strategic partnership or alliance or any binding agreement with respect to the acquisition of any real property by the Company or any Subsidiary of the Company;
(s) except in connection with actions permitted by Section 4.02, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, including the restrictions on “business combinations” set forth in the CBCA, except for Parent, Merger Sub or any of their respective Subsidiaries, or the Transactions contemplated by this Agreement;
(t) fail to use reasonable best efforts to maintain material current insurance coverages, or fail to enforce the material rights of the Company or any Company Subsidiary under any such existing coverage;

(u) except as set forth on Section 4.01(u) of the Company Disclosure Schedule, make any capital expenditure which is in excess of One Hundred Thousand Dollars ($100,000) or a series of capital expenditures which are, in the aggregate, in excess of Two Hundred Thousand Dollars ($200,000);
(v) negotiate or refinance any form of Indebtedness of the Company or any Company Subsidiary having a maturity date at any time between the date of this Agreement and the 180th day following the Closing Date; or
(w) authorize or agree or commit to take any of the foregoing actions.
Section 4.02 No Solicitation.
(a) On the date hereof the Company will instruct and cause the Company’s directors, officers, employees, investment bankers, financial advisors, attorneys, accountants and other representatives (with respect to any such Person, collectively, such Person’s “Agents”), each of the Company’s Subsidiaries and their respective Agents to immediately cease all activities, discussions and negotiations with any Persons that may be ongoing with respect to a Takeover Proposal, and deliver a written notice to each such Person to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Takeover Proposal and such notice shall also request such Person to promptly return or destroy all confidential information concerning the Company and the Company’s Subsidiaries.
(b) The Company shall not, nor shall it permit any of the Company’s Subsidiaries to, nor shall it authorize or permit any of its or any of its Subsidiary’s Agents to directly or indirectly (i) solicit, initiate or knowingly encourage or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be likely to lead to, any Takeover Proposal, (ii) provide any non-public information, or afford access to the properties, books, records, or personnel of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any Person that the Company, any of its Subsidiaries, or any of its or any of its Subsidiaries’ respective Agents has reason to believe is considering making, or has made, any Takeover Proposal, (iii) enter into or maintain or continue discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Takeover Proposal or otherwise in connection with any Takeover Proposal, (iv) approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a Takeover Proposal (other than an Acceptable Confidentiality Agreement entered into pursuant to Section 4.02(c)) (an “Acquisition Agreement”) or any proposal or offer that could reasonably be expected to lead to a Takeover Proposal, (v) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, (vi) take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, including the restrictions on “business combinations” set forth in the CBCA, except for Parent, Merger Sub or any of their respective Subsidiaries, or the Transactions, or (vii) resolve or agree to do any of the foregoing or otherwise authorize or permit any of its Agents to take any such action.
(c) Notwithstanding anything to the contrary in Sections 4.02(a) or (b), prior to receipt of the Stockholder Approval, the Company may directly or indirectly through its Agents, subject to Section 4.02(d), (i) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona-fide, unsolicited Takeover Proposal in writing that the Board believes in good faith, after consultation with outside legal counsel and the Company’s financial advisors, constitutes or would reasonably be expected to result in a Superior Proposal, and (ii) thereafter furnish non-public information or data relating to the Company or any of its Subsidiaries to such third-party with which it has entered into a confidentiality agreement (a copy of which shall be provided to Parent within two (2) days of execution) with provisions relating to confidentiality and standstill arrangements that are no less favorable to the Company than the provisions of the Confidentiality Agreement (it being understood that such confidentiality agreement shall contain provisions that expressly permit the Company to comply with the terms of this Agreement, including Section 4.02 hereunder) (an “Acceptable Confidentiality Agreement”) and afford access to the properties, books, records, or personnel of the Company and its Subsidiaries; provided, that the Company shall promptly provide to Parent and Merger Sub any material non-public information that is provided to any such Person which has not previously been provided to Parent and Merger Sub.
(d) The Company will notify Parent promptly (but in no event later than two (2) days) after receipt by the Company, its Subsidiaries, or any of its or their respective Agents, of any Takeover Proposal, any inquiry that the Company reasonably believes could be expected to lead to a Takeover Proposal, any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any third party. In such notice, the Company shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. The Company will keep Parent reasonably informed, on a prompt basis, of the status of any such Takeover Proposal, inquiry or request (including the material terms and conditions thereof and any modifications thereto), and the Company shall promptly provide Parent with any non-public information concerning the Company’s business, present or future performance, financial condition or results of operations, provided to any third party that has not been previously provided to Parent.
(e) For purposes of this Agreement:
(i) “Takeover Proposal” means any inquiry, proposal, offer or indication of interest from any Person (other than Parent and Merger Sub) or “group”, within the meaning of Section 13(d) of the Exchange Act, relating to, in a single transaction or series of related transactions, any (A) direct or indirect sale, lease, exchange, transfer, license, acquisition or disposition of assets of the Company or any of its Subsidiaries equal to ten percent (10%) or more of the Company’s consolidated assets or to which ten percent (10%) or more of the Company’s net revenues or net income on a consolidated basis are attributable, (B) direct or indirect acquisition of ten percent (10%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) ten percent (10%) or more of the outstanding shares) of Common Stock as of the date of this Agreement, any additional shares of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (C) tender offer or exchange offer that if consummated would result in any Person beneficially owning ten percent (10%) or more (or, in the case of any person beneficially owning (for purposes of Section 13(d) of the Exchange Act) ten percent (10%) or more of the outstanding shares of Common Stock as of the date of this Agreement, any additional shares) of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (D) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), recapitalization, extraordinary dividend (whether in cash or other property) or other significant corporate reorganization of the Company or any of its Subsidiaries, (E) merger, consolidation or other combination involving the Company and any third-party other than a Subsidiary, or (F) any combination of the foregoing types of transactions if the sum of the percentage of consolidated assets, net revenues or net income and Common Stock involved is ten percent (10%) or more; in each case, other than the Transactions contemplated hereunder; and
(ii) “Superior Proposal” means a written, bona-fide Takeover Proposal, which, in the good faith determination of the Board, taking into consideration the various legal, strategic, financial, and regulatory aspects of such Takeover Proposal (provided that, for purposes of this definition of “Superior Proposal” only, references to ten percent (10%) in the definition of Takeover Proposal shall be deemed to be references to fifty percent (50%)) and the Person or “group”, within the meaning of Section 13(d) of the Exchange Act, making such Takeover Proposal (including any required financing, stockholder approval requirements of the Person or group making the proposal, regulatory approvals, stockholder litigation, breakup fee and expense reimbursement provisions, expected timing and risk and likelihood of consummation, and, to the extent deemed appropriate by the Board, such other factors that may be considered in making such a determination under the CBCA, including any revisions to the terms of this Agreement proposed by Parent during the Notice Period) if consummated, would result in a transaction that is more favorable from a financial point of view to the stockholders of the Company than the Transactions contemplated hereby.

(f) Except as permitted by Section 4.02(g), neither the Board nor any committee thereof shall (i)(A) fail to make the Company Recommendation or amend, change, qualify, withhold, withdraw or modify, or publicly propose to amend, change, qualify, withhold, withdraw or modify, in a manner adverse to Parent or Merger Sub, the Company Recommendation, or (B) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend to the stockholders of the Company any Takeover Proposal or Superior Proposal, (ii) fail to recommend against acceptance of any tender or exchange offer for the Common Stock within ten (10) Business Days after commencement of such offer, (iii) make any public statement inconsistent with the Company Recommendation (actions described in clauses (i)-(iii) being referred to as a “Company Adverse Recommendation Change”), (iv) authorize, cause or permit the Company or any of its Subsidiaries or any of its or their respective Agents to enter into any Acquisition Agreement, or (v) resolve to do any of the foregoing.
(g) Notwithstanding anything to the contrary set forth in this Agreement, including Section 4.02(f), prior to the time the Stockholder Approval is obtained, but not after, the Board may make a Company Adverse Recommendation Change or cause the Company to (or permit any Company Subsidiary to) enter into an Acquisition Agreement with respect to a Takeover Proposal if the Board has determined, (i) that such action if taken would be consistent with the Board’s fiduciary duties under applicable Law, and (ii) that such Takeover Proposal constitutes a Superior Proposal; provided, however, that prior to taking such action (A) the Company has given Parent at least two (two) Business Days’ (the “Notice Period”) prior written notice of its intention to take such action (which notice shall include a copy of the Superior Proposal, a copy of the relevant proposed transaction agreements and a copy of any financing commitments relating thereto), (B) the Company and its Subsidiaries shall negotiate, and shall cause their respective Agents to negotiate, in good faith with Parent during such Notice Period, to the extent Parent wishes to negotiate, in order to enable Parent to propose revisions to the terms of this Agreement and any other agreements relating to the Transactions contemplated hereunder such that the Takeover Proposal would no longer constitute a Superior Proposal, (C) following the end of such Notice Period, the Board shall have considered in good faith any proposed revisions to this Agreement and any other agreements relating to the Transactions contemplated hereby proposed in writing by Parent, and shall have determined that the Takeover Proposal would continue to constitute a Superior Proposal if such revisions were to be given effect, and (D) in the event that, after the commencement of the Notice Period, there is any material change to the terms of such Takeover Proposal, the Company shall deliver to Parent an additional notice consistent with that described in clause (A) above, and the Notice Period shall be extended, if applicable, in order to ensure that at least one (1) Business Days remain in the Notice Period subsequent to the time that the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions); and provided, further, that the Company has complied with its obligations under this Section 4.02.
(h) Nothing contained in this Section 4.02 shall prohibit the Company, after the receipt of advice from outside legal counsel that failure to disclose such position would constitute a violation of applicable Law, from (i) disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, provided that any disclosures permitted under this Section 4.02(h) that does not contain either an express rejection of any applicable Takeover Proposal or an express reaffirmation of the Company Recommendation shall be deemed a Company Adverse Recommendation Change, or (ii) making any “stop-look-and-listen” communication to the stockholders of the Company pursuant to Section 14d-9(f) promulgated under the Exchange Act (or any similar communications to the stockholders of the Company) in which the Company indicates that it has not changed the Company Recommendation.
ARTICLE V.
ADDITIONAL AGREEMENTS
Section 5.01 Voting Agreements; Preparation of the Proxy Statement; Stockholders’ Meeting.
(a) The Company shall use reasonable best efforts to secure the execution and delivery to Parent and Merger Sub of the Voting Agreement by the stockholders listed on Exhibit C attached hereto, as promptly as practicable following the date of this Agreement, but in no event later than two (2) Business Days after the date hereof.

(b) As promptly as practicable following the date of this Agreement, but in no event later than forty-five (45) calendar days after the date hereof, the Company and Parent shall prepare, and the Company shall file with the SEC, the Proxy Statement, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC and its staff with respect thereto or the Transactions (whether written or oral) and, to the extent permitted by applicable Law, to commence mailing of the Proxy Statement to the stockholders of the Company as promptly as practicable (but in no event prior to the clearance of the Proxy Statement by the SEC) after responding to all such comments to the satisfaction of the SEC and its staff. The Company shall promptly notify Parent and its legal counsel upon the receipt of any such comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement, and shall provide Parent and its legal counsel with copies of all correspondence between the Company and its Agents, on the one hand, and the SEC and its staff, on the other hand. Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC or the staff of the SEC with respect thereto, the Company (i) shall provide Parent and its legal counsel a reasonable opportunity to review and comment on such document or response and (ii) provide Parent and its counsel a reasonable opportunity to advise in connection with any discussions or meetings with the SEC; provided that Parent shall use reasonable best efforts to provide or cause to be provided its comments to the Company as promptly as reasonably practicable after such document or response is transmitted to Parent for its review.
(c) Parent and the Company shall each cooperate in the preparation of the Proxy Statement and any amendment or supplement thereto. Without limiting the generality of the foregoing, each of the Company, Parent and Merger Sub, as the case may be, shall promptly furnish to the Company in writing the information relating to them required by the Exchange Act to be set forth in the Proxy Statement. The Company shall use reasonable best efforts to ensure that the Proxy Statement (i) will not on the date it is first mailed to stockholders of the Company and at the time of the Stockholders’ Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) will comply as to form in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement. If, at any time prior to receipt of the Stockholder Approval, any event occurs with respect to the Company, any of its Subsidiaries, Parent or Merger Sub, or any change occurs with respect to other information to be included in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company or Parent, as the case may be, shall promptly notify the other party of such event and the Company shall promptly file, following compliance with Section 5.01(a), any necessary amendment or supplement to the Proxy Statement, and thereafter promptly prepare and disseminate amended or supplemented proxy materials (and, if required in connection therewith, re-solicit proxies).
(d) Unless this Agreement has been terminated pursuant to Section 7.01, the Company shall, as soon as practicable, but in no event later than twenty-five (25) days after the Proxy Statement has been cleared by the SEC and its staff for mailing to the stockholders of the Company, duly call, give notice of, convene and hold a meeting of the stockholders of the Company (including any adjournment or postponement thereof, the “Stockholders’ Meeting”) for the purpose of obtaining Stockholder Approval to adopt this Agreement and approve the Merger, in each case, duly called and held for such purpose; provided, however, for the avoidance of doubt, the Company may postpone or adjourn the Stockholders’ Meeting only (i) with the consent of Parent, which shall not be unreasonably withheld or delayed or (ii) for the absence of a quorum. “Stockholder Approval” is obtained at the Stockholders’ Meeting if a majority of the outstanding shares of Common Stock entitled to vote thereon vote in favor of adopting the Agreement and approving the Merger.
(e) Unless the Board shall have effected a Company Adverse Recommendation Change in accordance with Section 4.02(g), the Board shall make the Company Recommendation, include such Company Recommendation in the Proxy Statement and use its reasonable best efforts to obtain the Stockholder Approval. The notice of such Stockholders’ Meeting shall state that a resolution to approve and adopt this Agreement and the Merger will be considered at the Stockholder Meeting.

Section 5.02 Access to Information; Confidentiality.
(a) Subject to restrictions under applicable Law, the Company shall afford to Parent, and to Parent’s officers, employees, accountants, counsel, financial advisors, and their respective Agents, reasonable access, during normal business hours and upon reasonable prior notice to the Company during the period prior to the earlier of the Effective Time or the termination of this Agreement, to all of its and the Company Subsidiaries’ properties, books, Contracts, personnel and records and, during such period, the Company shall furnish promptly to Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities Laws (unless such document is publicly available), (ii) a copy of each material correspondence or written communication with any United States Federal or other Governmental Entity, and (iii) all other information concerning its and the Company Subsidiaries’ business, properties and personnel as Parent may reasonably request, including but not limited to (A) information regarding the Company’s cash flows on a consolidated basis, and (B) updated balance sheets for the Company on a consolidated basis; provided, however, that that the Company may restrict the foregoing access to such information or personnel to the extent that such disclosure would, based on the advice of legal counsel, result in a waiver of attorney-client privilege, the work product doctrine or any other applicable privilege applicable to such information.
(b) Except for disclosures expressly permitted by the terms of the confidentiality agreement, dated March 27, 2017, between the Falls River on behalf of the Company and Parent (as amended from time to time, the “Confidentiality Agreement”), Parent shall hold, and shall cause Merger Sub and its and Merger Sub’s respective officers, employees, accountants, counsel, financial advisors and other Agents to hold, all information received from the Company, directly or indirectly, in confidence in accordance with the Confidentiality Agreement.
(c) No investigation pursuant to this Section 5.02 or information provided or received by any party hereto pursuant to this Agreement will affect any of the representations or warranties of the parties hereto contained in this Agreement or the conditions hereunder to the obligations of the parties hereto.
Section 5.03 Reasonable Best Efforts.
(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including using its respective reasonable best efforts to accomplish the following: (i) the taking of all acts necessary to cause the conditions to Closing to be satisfied as promptly as practicable; (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity; and (iii) the delivery of required notices to and the obtaining of all necessary consents, approvals or waivers from third parties under any Material Contract or Company Lease or otherwise to the extent related to the Merger and the other Transactions, including any consent or approval set forth in Section 3.01(c)(ii) of the Company Disclosure Schedule.
(b) In furtherance and not in limitation of the foregoing, each of Parent and the Company shall cooperate and use its respective reasonable best efforts to obtain all consents, approvals and agreements of, and to give and make all notices and filings with, any Governmental Entity necessary to consummate and make effective the Merger and the other Transactions. Parent and the Company shall cooperate and use their respective reasonable best efforts to obtain all other approvals and consents to the Transactions contemplated by this Agreement.
Section 5.04 Indemnification; Advancement of Expenses; Exculpation and Insurance.
(a) From and after the Effective Time, Parent and the Surviving Entity shall (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or any of the Company Subsidiaries (each, an “Indemnitee”

and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any claim, suit, action, proceeding or investigation (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (1) the fact that an Indemnitee was a director or officer of the Company or any of the Company Subsidiaries or (2) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer or employee of the Company or any of the Company Subsidiaries or taken at the request of the Company or any of the Company Subsidiaries (including in connection with serving at the request of the Company or any of the Company Subsidiaries as a director, officer, employee, trustee or fiduciary of another Person (including any Company Benefit Plan), in each case under (1) or (2), at, or at any time prior to, the Effective Time (including any claim, suit, action, proceeding or investigation relating in whole or in part to the Transactions), to the fullest extent permitted under applicable Law, and (ii) assume all obligations of the Company and the Company Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in (1) the Articles and Bylaws and the organizational documents of the Company Subsidiaries, in each instance, as applicable and as in effect on the date of this Agreement, and (2) any indemnification agreement between any such Indemnitee and the Company or any of the Company Subsidiaries as currently in effect, which agreements shall survive the Merger and the other Transactions and continue in full force and effect in accordance with their terms. In addition, from and after the Effective Time, the Surviving Entity shall pay any expenses (including fees and expenses of legal counsel) of any Indemnitee under this Section 5.04 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.04) as incurred to the fullest extent permitted under applicable Law, provided that the person to whom expenses are advanced provides an undertaking to repay such advances to the extent required by applicable Law. Notwithstanding anything to the contrary herein, all rights to indemnification and advancement of expenses existing in favor of, and all limitations on the personal liability of, each Indemnified Party provided for in this Section 5.04 or in the Articles or Bylaws or the respective other organizational documents of the applicable Company Subsidiaries or otherwise in effect as of the date hereof  (including through any indemnification agreement) shall not be modified, and shall survive the Merger and continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, advancement of expenses and limitations on personal liability in respect of any claim, suit, action, proceeding or investigation asserted or made within such period shall continue until the final disposition of such claim, suit, action, proceeding or investigation.
(b) For the six (6) year period commencing immediately after the Effective Time, Parent shall, subject to the provisions of this Section 5.04, maintain in effect the Company’s current directors’ and officers’ liability insurance covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who prior to the Effective Time become) covered by the Company’s directors’ and officers’ liability insurance policy on terms and scope with respect to such coverage, and in amount, not less favorable to such individuals than those of such policy in effect on the date hereof  (or Parent may substitute therefor policies, issued by reputable insurers, of at least the same coverage required above with respect to matters occurring prior to the Effective Time); provided, however, that Parent shall not be obligated to make annual premium payments for such insurance to the extent such premiums exceed two hundred percent (200%) of the annual premium paid as of the date hereof by the Company for such insurance (such two hundred percent (200%) amount, the “Base Premium”); and provided further that, if the aggregate annual premiums for such insurance shall exceed the Base Premium, then Parent shall provide or cause to be provided a policy for the applicable individuals with the best coverage as shall then be available at an annual premium equal to the Base Premium. Prior to the Effective Time Parent or the Company may purchase, for an aggregate amount that shall not exceed the Base Premium, a 6-year prepaid “tail policy” on terms and conditions providing at least materially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and the Company Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering without limitation the Transactions. If such prepaid “tail policy” has been obtained by Parent or the Company, it shall be deemed to satisfy all obligations of the Parent to obtain insurance pursuant to this

Section 5.04. The Surviving Entity shall not amend, modify, cancel or revoke such policy and each shall use its reasonable best efforts to cause such policy to be maintained in full force and effect, for its full term, and to honor all of its obligations thereunder.
(c) The provisions of this Section 5.04 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives, and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. The obligations of Parent and the Surviving Entity under this Section 5.04 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.04 applies unless (A) such termination or modification is required by applicable Law, or (B) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.04 applies shall be third party beneficiaries of this Section 5.04).
(d) In the event that Parent, the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or Surviving Entity or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent and the Surviving Entity shall assume all of the obligations thereof set forth in this Section 5.04.
Section 5.05 Fees and Expenses.   Except as otherwise specified in Section 7.02, or agreed in writing by the parties, all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions (the “Transaction Expenses”) shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated; provided, however, the Company shall not have Transaction Expenses in excess of  $1,425,000 (the “Transaction Expenses Cap”).
Section 5.06 Public Announcements.   The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger and shall not issue any such press release or make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that (a) a party may, without the prior written consent of the other party, issue such press release or make such public statement as may be required by Law or the applicable rules of any stock exchange if the party issuing such press release or making such public statement has used its reasonable best efforts to consult with the other party and to obtain such party’s consent but has been unable to do so in a timely manner, and (b) the Company may, without the prior written consent of Parent, and in compliance with any applicable notification provisions in Section 4.02, issue such press release or make such public statement release or announcement with respect to a Company Adverse Recommendation Change effected in accordance with Section 4.02(g). The parties agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties.
Section 5.07 Notification of Certain Matters.   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of  (a) any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Merger and the other Transactions or from any Person alleging that the consent of such Person is or may be required in connection with this Agreement, the Merger and the other Transactions, (b) any actions, suits, claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or, in the case of the Company, a Company Subsidiary, and, in the case of Parent and Merger Sub, any of their respective Subsidiaries, which relate to this Agreement, the Merger and the other Transactions, and (c) any inaccuracy or breach of any representation or warranty or breach of covenant or agreement contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the conditions set forth in Section 6.01 or Section 6.02 not to be satisfied.
Section 5.08 State Takeover Laws.   If any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover applicable Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger or any of the other Transactions, then each of the Company, Parent, Merger Sub, and their respective Boards of Directors shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover applicable Law inapplicable to the foregoing.

Section 5.09 Director Resignations.   Prior to the Closing, other than with respect to any directors identified by Parent in writing to the Company two (2) calendar days prior to the Closing Date, the Company shall deliver to Parent resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.
Section 5.10 Financing Covenants.
(a) Subject to the other provisions of this Agreement, Parent and Merger Sub shall use reasonable best efforts to take, or cause to be taken, all actions necessary to obtain, or cause to be obtained, the proceeds of the Financing on the terms and conditions described in the Commitment Letters, including using reasonable best efforts to (i) maintain in effect the Commitment Letters until the funding of the Financing at or prior to Closing, (ii) negotiate definitive agreements with respect to the Debt Financing (the “Definitive Agreements”) consistent in all material respects with the terms and conditions contained in each Debt Commitment Letter (including any related “flex” provisions) or on other terms not less favorable to Parent and Merger Sub (as determined by Parent in good faith) than the terms and conditions (including the “flex” provisions) contemplated by the Debt Financing Commitments and (iii) satisfy (or obtain a waiver of) all conditions applicable to Parent and Merger Sub to obtaining the Financing that are within their control, and Parent and/or Merger Sub shall, if necessary, use reasonable best efforts to fully enforce the obligations of the other parties to the Financing Commitments and Definitive Agreements, if any.
(b) Parent and Merger Sub shall not, without the prior written consent of the Company (which shall not be unreasonably withheld, delayed or conditioned), (i) permit any amendment or modification to, or any waiver of, any material provision or remedy under, or replace, any of the Commitment Letters if such amendment, modification, waiver, or replacement (A) would add any new (or modify any existing) condition to the Financing Commitments (unless such new condition or modified condition would not reasonably be expected to prevent, impede or delay the consummation of the Financing), (B) reduces the aggregate amount of the Financing intended to be funded on the Closing Date unless the Equity Financing or Debt Financing is increased by a corresponding amount (or Merger Sub may draw upon an available revolver to fund an amount equal to such reduction), (C) adversely affects the ability of Parent to enforce its rights against other parties to the Commitment Letters or the Definitive Agreements, if any, to require such parties to provide the Debt Financing or Equity Financing, as applicable, or (D) would reasonably be expected to prevent, impede or materially delay the consummation of the Financing or (ii) terminate any Commitment Letter unless such Commitment Letter is replaced with another commitment letter that would not result in any of the items described in clause (i)(A) through (D) of this sentence (collectively, the “Restricted Financing Commitment Amendments”) (provided that the existence or exercise of  “flex” provisions which do not permit a reduction in the aggregate amount of the Financing shall not constitute a Restricted Financing Commitment Amendment; and provided, further, that Parent and/or Merger Sub may amend or modify, or waive any provision or remedy under, the Financing Commitments if such amendment, modification or waiver is not a Restricted Financing Commitment Amendment, it being understood that any amendment or modification solely to add lenders, lead arrangers, bookrunners, syndication agents and similar entities (and make incidental or conforming amendments or modifications to reflect the addition of any such lenders, lead arrangers, bookrunners, syndication agents and similar entities) shall not be a Restricted Financing Commitment Amendment). Upon any such amendment, supplement, modification or replacement of the Debt Financing Commitments or the Equity Financing Commitments in accordance with this Section 5.10(b), the terms “Debt Financing Commitments” and “Equity Financing Commitments” shall mean, other than for purposes of representations and warranties made as of the date hereof in Section 3.02(d), the Debt Financing Commitments and the Equity Financing Commitments, respectively, as so amended, supplemented, modified or replaced.
(c) In the event that any portion of the Financing becomes unavailable, regardless of the reason therefor, to the extent such portion is necessary to consummate the Merger, Parent shall (i) promptly notify the Company of such unavailability and (ii) use reasonable best efforts to obtain, as promptly as practicable following the occurrence of such event, alternative financing (in an amount sufficient, when taken together with other sources of funds available to Parent, to replace such unavailable portion)

from the same or other sources and on terms which would not reasonably be expected to prevent, materially impede or materially delay the consummation of the Financing, the Merger or the other Transactions. For the purposes of this Agreement, other than for purposes of representations and warranties made as of the date hereof in Section 3.02(d), the terms “Debt Commitment Letter” and “Debt Financing Commitments” shall be deemed to include any commitment letter (or similar agreement) or commitment with respect to any alternative debt financing arranged in compliance herewith (and any Debt Commitment Letter and Debt Financing Commitment remaining in effect at the time in question) and all references to the Lenders shall include the persons providing or arranging such alternative debt financing. For the purposes of this Agreement, other than for purposes of representations and warranties made as of the date hereof in Section 3.02(d), the terms “Equity Commitment Letters” and “Equity Financing Commitments” shall be deemed to include any commitment letter (or similar agreement) or commitment with respect to any alternative equity financing arranged in compliance herewith (and any Equity Commitment Letters and Equity Financing Commitment remaining in effect at the time in question).
(d) Parent shall provide the Company with prompt written notice of  (A) any material breach or default by any party to any Commitment Letters or the Definitive Agreements, if any, of which Parent or Merger Sub has Knowledge or any termination of any of the Commitment Letters of which Parent or Merger Sub has Knowledge, (B) the receipt of any written notice or other written communication from any Lender or Equity Investor with respect to (1) any actual or potential material breach or material default, termination or repudiation by any party to any Commitment Letters or the Definitive Agreements, if any, of any provision thereof, and (2) any material dispute or disagreement between or among any parties to any of the Commitment Letters or the Definitive Agreements, if any, with respect to the obligation to fund the Financing or the amount of the Financing to be funded at Closing, in the case of clauses (1) and (2) that would reasonably be expected to result in Merger Sub not receiving the proceeds of the Financing on the Closing Date. Parent shall keep the Company reasonably informed of the status of its efforts to consummate the Financing. Notwithstanding the foregoing, compliance by Parent with this Section 5.10(d) shall not relieve Parent or Merger Sub of its respective obligation to consummate the transactions contemplated by this Agreement at the time specified in Section 1.02 whether or not the Financing is available, subject to the fulfillment or waiver of the conditions set forth in Article VI.
(e) Nothing in this Section 5.10 or any other provisions of this Agreement shall require, and in no event shall the “reasonable best efforts” of Parent or Merger Sub be deemed or construed to require, Parent or Merger Sub to (i) seek the Equity Financing from any source other than the Equity Investors or in any amount in excess of that contemplated by the Equity Commitment Letters, (ii) seek or accept Debt Financing on terms less favorable than those set forth in the Debt Commitment Letters (including the “flex” provisions) provided on the date of this Agreement, (iii) waive any term or condition of this Agreement or (iv) pay any fees in excess of those contemplated by the Financing Commitments (whether to secure waiver of any conditions contained therein or otherwise).
(f) Prior to the Closing, the Company shall use its reasonable best efforts to, and shall use its reasonable best efforts to cause its Agents to, cooperate with Parent to the extent reasonably requested by Parent in connection with the arrangement of the Debt Financing, including (i) participation at reasonable times in a reasonable number of meetings, presentations, rating agency sessions and sessions with prospective financing sources (including the Lenders and/or investors in the Debt Financing), and due diligence sessions, including direct contact between senior management and the other representatives of the Company and its Subsidiaries, on the one hand, and the actual and potential financing sources and potential lenders or investors in the Debt Financing (including the Lenders), on the other hand, (ii) reasonably assisting Parent, Merger Sub and their financing sources (including the Lenders) in the preparation of materials for rating agency presentations and bank books, lender and investor presentations, bank information memoranda, business projections, or other marketing documents, in each case to the extent that it relates to Company or its Subsidiaries, customarily used to arrange the Financing contemplated by the Commitment Letters, and identifying any portion of the information that constitutes material, non-public information, (iii) reasonably cooperating with the marketing efforts of Parent and/or Merger Sub and their financing sources (including the Lenders) for any portion of the Financing, (iv) furnishing the Parent, Merger Sub and their financing sources and potential lenders or investors in the Debt Financing (including the Lenders) with the financial statements regarding the Company and its Subsidiaries necessary to satisfy the relevant conditions set forth in the Debt Commitment Letters or any other information about the assets and properties of the Company and the Company Subsidiaries reasonably requested by the financing sources (including the Lenders) and reasonably available to the Company, (v) facilitating the granting of security interests (and perfection thereof) in collateral, or the execution and delivery of guarantees, mortgages, other definitive financing documents or other certificates or documents to the extent constituting a condition to any Lender’s obligation to fund any portion of the Debt Financing by the applicable Debt Commitment Letter (or otherwise required by such applicable Debt Commitment Letter), including obtaining releases of existing Liens; provided, that any grants of security interests or obligations and releases of Liens contained in all such agreements and documents shall be subject to the occurrence of the Effective Time; provided, that (1) in no event shall the Company or any of the Company Subsidiaries be required to enter into any agreement unless such agreement is contingent upon the Closing and (2) (A) neither the Company nor any Persons who are directors of the Company shall be required to pass resolutions or consents to approve or authorize the execution of the Debt Financing and (B) no obligation of the Company or any of the Company Subsidiaries or any of its or their respective Agents under any certificate, document or instrument executed pursuant to the foregoing shall be effective until the Closing and (C) none of the Company or the Company Subsidiaries nor any of its or their respective Agents shall be required to pay any commitment or other similar fee or incur any other out-of-pocket cost or expense that is not reimbursed by Parent or Merger Sub. Nothing contained in this Section 5.10(f) or otherwise shall require the Company or any of the Company Subsidiaries to be an issuer or other obligor with respect to the Debt Financing prior to the Effective Time. Parent shall, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs incurred by the Company or the Company Subsidiaries or their respective Agents in connection with such cooperation and shall indemnify and hold harmless the Company and the Company Subsidiaries and their respective Agents for, from and against any and all Losses actually suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent pursuant to this Section 5.10(f) and any information utilized in connection therewith.
(g) All non-public or otherwise confidential information regarding the Company or the Company Subsidiaries obtained by Parent pursuant to this Section 5.10 shall be kept confidential in accordance with the terms of the Confidentiality Agreement.
Section 5.11 Certain Litigation.   Each of the Company and Parent shall use their respective reasonable best efforts to prevent the entry of  (and, if entered, to have vacated, lifted, reversed or overturned) any injunction, ruling, decree, judgment or similar order that results from any stockholder or derivative suit, action, litigation or claim against the Company, Parent, Merger Sub, any of their respective Affiliates, or any of their respective directors or officers, in each instance, relating to this Agreement, the Merger or any of the other Transactions. Each of Parent and the Company shall notify promptly the other party of the commencement of any such stockholder or derivative suit, action, litigation or claim of which it has received written notice related to this Agreement, the Merger or the other Transactions.
Section 5.12 SEC Filings.   Prior to the Effective Time, the Company shall use its reasonable best efforts to timely file with or furnish to the SEC all forms, reports, statements, certifications and other documents required to be filed by it with the SEC under the Exchange Act.
ARTICLE VI.
CONDITIONS PRECEDENT
Section 6.01 Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party to effect the Merger is subject to the satisfaction or (to the extent permitted by Law) waiver on or prior to the Closing Date of the following conditions:
(a) Stockholder Approval.   The Stockholder Approval shall have been obtained.
(b) No Injunctions or Restraints.   No Law, injunction, judgment, order, decree or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Entity having jurisdiction over the parties hereto (collectively, “Restraints”) shall be in effect, whether temporary, preliminary or permanent, enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal.
Section 6.02 Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or (to the extent permitted by Law) waiver by Parent or Merger Sub, as applicable, on or prior to the Closing Date of the following conditions:
(a) Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct at and as of the Closing Date as though made on and as of the Closing Date (except (i) for such changes resulting from actions permitted under Section 4.01, or (ii) where the failure of any such representation or warranty to be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualification or limitation) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, other than with respect to the representations and warranties contained in Sections 3.01(b)(i), (ii), (iii), (iv), (viii), and (ix), which shall be true and correct in all respects), and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all covenants and obligations required to be performed by it under this Agreement at or prior to the Closing Date (other than with respect to any covenants and agreements of the Company contained in this Section 6.02, which shall be performed in all respects), and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(c) Material Adverse Effect.   Since the date of this Agreement, there shall have occurred no changes, events or circumstances which constitute a Material Adverse Effect. Parent and Merger Sub shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(d) Consents.   Other than as contemplated by Section 6.02(d) of the Company Disclosure Schedule, and without prejudice to the provisions of Section 6.02(g), all necessary consents and waivers from third parties in connection with the consummation of the Merger and the other Transactions shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have a Material Adverse Effect.
(e) Dissenting Stockholders.   Holders of no more than five percent (5%) of the issued and outstanding Common Stock as of immediately prior to the Closing shall have elected to, or continue to have a right to, exercise appraisal rights under the CBCA with respect to such shares by virtue of the Merger.
(f) FIRPTA Certificate.   Parent shall have received a certificate from the Company (along with notice to the IRS) stating that the Company is not, and has not been during the relevant period specified in Section 897(c)(1)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.
(g) Maintenance and Satisfaction of Agreements.   Each of the Parties thereto (other than Parent and Merger Sub) shall not have repudiated and shall have fulfilled in all material respects all of its obligations under the Rollover Contribution Agreement and the Voting Agreement.
(h) Payoff Letters. Parent shall have received payoff letters executed by the lenders and other financing sources set forth on Section 6.02(h) of the Company Disclosure Schedule setting forth all amounts (including principal and accrued but unpaid interest) necessary to be paid to repay in full any such Indebtedness through the Closing, and (ii) providing that, upon payment in full of such amounts, all obligations with respect to the Indebtedness owed to such lender or other financing source will be satisfied and released, and that any and all related Liens will be terminated and released, each in form and substance reasonably satisfactory to Parent.
(i) Working Capital.   Parent shall have received documentation reasonable satisfactory to Parent and Merger Sub evidencing that the Company has, at minimum, a Net Working Capital of  $1,300,000 immediately as of the Effective Time and taking into account the distributions and payments contemplated by this Agreement.

(j) Transaction Expenses Cap.   Parent shall have received documentation reasonable satisfactory to Parent and Merger Sub evidencing that, immediately prior to the Effective Time, the Company does not have (accrued or unaccrued, contingent or otherwise) unpaid Transaction Expenses in excess of the Transaction Expenses Cap.
(k) Preferred Stock.   The Company shall not have issued and outstanding any shares of Preferred Stock.
(l) Dissolutions.   The Company shall have dissolved Series OP and OurPet’s DISC, Inc. upon terms and conditions reasonably satisfactory to Parent.
(m) Termination of Certain Agreements.   Each of that certain (i) Registration Rights Agreement dated January 3, 2006 by and among the Company, Pet Zone Products Ltd. and certain other parties and (ii) Voting Agreement dated January 3, 2006 by and among the Company, Steven Tsengas, Evangelia S. Tsengas, Konstantine S. Tsengas, Nicholas S. Tsengas, Senk Properties, Joseph T. Aveni, Carl Fazio, Jr., John G. Murchie, Pet Zone Products Ltd., Capital One Partners, LLC, LJR Limited Partnership, Nottingham Ventures, Ltd. and Spirk Ventures, Ltd. shall have been terminated, to the reasonable satisfaction of Parent, without any of the parties thereto having exercised their rights thereunder subsequent to the date hereof.
(n) Periodic Reports.   Prior to the Effective Time, the Company shall file with or furnish to the SEC all forms, reports, statements, certifications and other documents required to be filed by it with the SEC, including without limitation, if applicable, the Company’s Report on Form 10-K for the fiscal year ending December 31, 2018.
Section 6.03 Conditions to Obligations of the Company.   The obligation of the Company to effect the Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company on or prior to the Closing Date of the following conditions:
(a) Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub shall be true and correct at and as of the Closing Date as though made on and as of the Closing Date (except (i) for such changes resulting from actions permitted under Section 4.01, (ii) to the extent any such representation or warranty is made as of a time other than the Closing Date, such representation or warranty need only be true and correct at and as of such time, and (iii) where the failure of any such representation or warranty to be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualification or limitation) would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect), and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.
(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.
(c) Parent Material Adverse Effect.   Since the date of this Agreement, there shall have occurred no changes, events or circumstances which constitute a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.
(d) Consents.   All necessary consents and waivers from third parties in connection with the consummation of the Merger and the other Transactions shall have been obtained, other than such consents and waivers from third parties, which, if not obtained, would not reasonably be expected to have a Parent Material Adverse Effect.
Section 6.04 Frustration of Closing Conditions.   None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.01, Section 6.02, or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party’s breach, including such party’s failure to use the standard of efforts required from such party to consummate the Merger and the other Transactions, as required by and subject to Section 5.03.

Section 6.05 Determination of Net Working Capital and Transaction Expenses. Not less than three (3) Business Days (on or before 6:00 p.m. (New York time) of that Business Day) prior to the Closing Date, the Company shall deliver to Parent a statement (the “Closing Statement”), certified by the Company’s Chief Financial Officer as the Company’s best good faith estimate, which shall be reasonably satisfactory to Parent, setting forth in reasonable detail and accompanied by reasonably detailed back-up documentation, of the Net Working Capital and the Transaction Expenses of the Company, each determined as of 11:59 p.m. (New York time) five (5) Business Days prior to the Closing Date (the “Determination Date”). If the Net Working Capital as set forth in the Closing Statement is not equal to or greater than $1,300,000, or the Transaction Expenses are greater than the Transaction Expense Cap, then the Parent may terminate the Agreement by delivering written notice (the “Termination Notice”) to the Company on or before 6:00 p.m. not later than two (2) Business Days following the Parent’s receipt of the Company’s Closing Statement. Alternatively, if the Parent disagrees with the Company’s calculation of the Net Working Capital or the Transaction Expenses, the Parent may on or before 6:00 p.m. (New York time) two (2) Business Days following the Parent’s receipt of the Company’s Closing Statement deliver written notice to the Company specifying in reasonable detail each item that the Parent disputes and the reasons supporting the Parent’s position (a “Dispute Notice”). If the Parent fails to timely deliver a Termination Notice or a Dispute Notice, the Company’s calculation of the net Working Capital and the Transaction Expenses will be deemed accepted by the Parent and will be final, conclusive and binding on the Parties. For the avoidance of doubt, the Parent may solely deliver either a Closing Net Indebtedness Termination Notice or a Dispute Notice, but not both. If within two (2) Business Days after the Company’s receipt of the Dispute Notice, the Company and Parent cannot in good faith resolve any disputed items with respect to the Closing Statement as set forth in the Dispute Notice, the Closing shall be adjourned for fifteen (15) days and the Parties shall engage an independent nationally recognized accounting firm (the “Independent Accounting Firm”) for resolution of the disputed items. Parent and Company will furnish, or cause to be furnished, to the Independent Accounting Firm such work papers, documentation and other reports and information relating to the disputed item(s) as the Independent Accounting Firm may reasonably request or as either the Parent or Company believe relevant, and each party shall be afforded the opportunity to discuss the disputed matter with the Independent Accounting Firm. The Independent Accounting Firm will deliver to the Company and the Parent as promptly as practicable, and will be instructed to deliver no later than ten (10) days after its engagement, a written report setting forth such determination of the Net Working Capital and/or the Transaction Expenses. Such determination of the Independent Accounting Firm will be final, binding and conclusive upon Company and the Parent (absent fraud or manifest error) and the Company will promptly revise the Closing Statement to reflect such determination upon receipt of such report. Each Party shall share equally the fees, costs and expenses of the Independent Accounting Firm.
ARTICLE VII.
TERMINATION, AMENDMENT AND WAIVER
Section 7.01 Termination.   This Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time, whether before or after receipt of the Stockholder Approval:
(a) by the mutual written consent of Parent and the Company;
(b) by either Parent or the Company, if:
(i) the Merger shall not have been consummated on or before April 30, 2019 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party whose willful and material breach of a representation, warranty or covenant in this Agreement has been a principal cause of or resulted in the failure of the Merger to be consummated on or before the End Date;
(ii) any Restraint shall be in effect, enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal and shall have become final and nonappealable after the parties have used reasonable best efforts to have such Restraint removed, repealed or overturned; or
(iii) the Stockholder Approval shall not have been obtained at the Stockholders’ Meeting duly convened therefor or at any permitted adjournment or postponement thereof.

(c) by Parent, if:
(i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02 and (B) is incapable of being cured, or is not cured, by the Company within 30 calendar days (but in no instance beyond the End Date) following receipt of written notice of such breach or failure to perform from Parent; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement hereunder that would result in the closing conditions set forth in Section 6.03 not being satisfied;
(ii) the Board shall have effected a Company Adverse Recommendation Change, withdrawn or modified in any manner adverse to Parent its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any alternative Takeover Proposal;
(iii) (A) the Company shall have entered into, or publicly announced its intention to enter into, an Acquisition Agreement in respect of an alternative Takeover Proposal; or (B) the Company shall have breached in any material respect the provisions of Section 4.02, and such violation or breach has resulted in the receipt by the Company of a Takeover Proposal;
(iv) the Company shall have failed to deliver to Parent and Merger Sub the executed and delivered Voting Agreements pursuant to the requirements of Section 5.01(a); or
(v) any of the parties (other than Parent or Merger Sub) to either the Voting Agreement or the Rollover Contribution Agreement shall have breached or otherwise failed to timely satisfy the obligations of such parties thereunder.
(d) by the Company, if:
(i) Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.03, and (B) is incapable of being cured, or is not cured, by Parent and Merger Sub within 30 calendar days (but in no instance beyond the End Date) following receipt of written notice of such breach or failure to perform from the Company; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in breach of any representation, warranty, covenant or agreement hereunder that would result in the closing conditions set forth in Section 6.02 not being satisfied;
(ii) (A) the Board authorizes the Company to enter into, or publicly announced its intention to enter into, an Acquisition Agreement in respect of an alternative Takeover Proposal, or (B) the Board has effected a Company Adverse Recommendation Change, withdrawn or modified in any manner adverse to Parent its approval or recommendation of the Merger or this Agreement in connection with, or approved or recommended, any alternative Takeover Proposal, in either instance, (X) in accordance with the provisions of this Agreement, including Section 4.02, and (Y) the Company has paid the Termination Fee; or
(iii) (A) all of the conditions set forth in Section 6.01 and Section 6.02 have been satisfied (other than those that require deliveries or are tested at the time of Closing, which conditions would have been satisfied if the Closing had occurred at the time of such termination), (B) the Company has irrevocably confirmed by written notice to Parent that (x) all conditions set forth in Section 6.03 have been satisfied (other than those that require deliveries or are tested at the time of Closing, which conditions would have been satisfied if the Closing had occurred at the time of such termination) or that it has provided an irrevocable notice of waiver (effective as of Closing) of any unsatisfied conditions in Section 6.03 and (y) it is prepared to consummate the Merger at the Closing, and (C) Parent and Merger Sub do not receive the proceeds of the Financing on the terms provided for in the Commitment Letters or any Alternative Financing and, as a result, fail to consummate the Merger within two (2) business days following the delivery of such notice; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(iii) if the Company is then in breach of any representation, warranty, covenant or agreement hereunder that would result in the closing conditions set forth in Section 6.02 not being satisfied.
The right of any party hereto to terminate this Agreement pursuant to this Section 7.01 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto or any of their respective Agents, whether prior to or after the execution of this Agreement. A terminating party shall provide written notice of termination to the other parties specifying with particularity the reason for such termination. If more than one provision in this Section 7.01 is available to a terminating party in connection with a termination, a terminating party may rely on any and all available provisions in this Section 7.01 for any such termination.
Section 7.02 Termination Fee.
(a) In the event that this Agreement is terminated by Parent or the Company pursuant to Section 7.01(b)(iii) or by Parent pursuant to Section 6.05 or Section 7.01(c), then the Company shall pay Parent a fee equal to $750,000 (the “Termination Fee”) by wire transfer of same-day funds on the second (2nd) Business Day following such termination.
(b) In the event that this Agreement is terminated by the Company pursuant to Section 7.01(d)(ii), then the Company shall pay Parent the Termination Fee by wire transfer of same-day funds prior to or concurrently with such termination.
(c) The parties acknowledge and agree that the provisions for payment of the Termination Fee are an integral part of the Transactions and are included herein in order to induce Parent to enter into this Agreement and to reimburse Parent for incurring the costs and expenses related to entering into this Agreement and consummating the Transactions. If the Company fails to pay any amounts due under this Section 7.02 and Parent commences a suit which results in a final, non-appealable judgment against the Company, for any such amounts or any portion thereof, then the Company shall pay Parent’s costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on any such amounts at the prime rate (as published in The Wall Street Journal) in effect on the date such payment was required to be made through the date of payment.
(d) The parties acknowledge that in no event shall the Company be required to pay the applicable Termination Fee on more than one occasion.
Section 7.03 Effect of Termination.
(a) In the event of the termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company and their respective directors, officers, employees, partners, members or stockholders; provided, however, that (i) the agreements and obligations contained in Section 5.02(b), Section 5.05, Section 7.02, this Section 7.03 and ARTICLE VIII shall survive the termination of this Agreement, and (ii) other than in the event of actual fraud, none of Parent, Merger Sub or the Company shall have any liability for any damages whatsoever (which shall include reimbursement of expenses or out-of-pocket costs) following a valid termination of this Agreement other than as expressly set forth in Section 7.02.
(b) The parties agree that the payment of the Termination Fee shall be the sole and exclusive remedy available to Parent and Merger Sub with respect to this Agreement and the Transaction in the event any payment of the Termination Fee becomes due and payable under the terms of this Agreement, and, upon payment of the Termination Fee the Company shall have no further liability to Parent and Merger Sub hereunder. The parties agree that the payment of the Termination Fee in the circumstances in which the Termination Fee becomes payable, constitutes liquidated damages and is not a penalty, but rather a reasonable amount that will compensate the Parent and Merger Sub for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions.

ARTICLE VIII.
GENERAL PROVISIONS
Section 8.01 Non-survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or, if earlier, the termination of this Agreement in accordance with the terms hereof.
Section 8.02 Notices.   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by email (providing confirmation of transmission) or sent by prepaid overnight courier (providing proof of delivery) to the parties at the following addresses or email addresses (or at such other address or email address for a party as shall be specified by like notice):
if to Parent or Merger Sub, to:
Paws Merger Parent, LLC
c/o Guardian Capital Partners
724 W. Lancaster Avenue, Suite 120
Wayne, PA 19087
Email: phaabestad@guardiancp.com
Attention: Peter H. Haabestad
with a copy (which shall not constitute notice) to:
DLA Piper LLP (US)
1650 Market Street, Suite 4900
Philadelphia, PA 19103
Email: jay.coogan@dlapiper.com
Attention: Jay Coogan
if to the Company, to:
OurPet’s Company
1300 East St,
Fairport Harbor, OH 44077
Email: STsengas@Ourpets.com
Attn: Dr. Steven Tsengas
with a copy (which shall not constitute notice) to:
Kohrman Jackson & Krantz LLP
1375 East Ninth Street
One Cleveland Center, 29th Floor
Cleveland, Ohio 44114-1793
Email: cjh@kjk.com
Attention: Christopher Hubbert
Section 8.03 Definitions.   For purposes of this Agreement, in addition to the terms otherwise defined here:
“Accounts Receivable” means all accounts receivable, including trade and miscellaneous accounts receivable, arising out of the business of the Company and its Subsidiaries.
“Affiliate” means, as to any Person (i) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise and (ii) with respect to any natural Person, any member of the immediate family of such natural Person.

“Anticorruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any similar anticorruption or anti-bribery Law applicable to the Company and its Affiliates.
“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in New York, New York are authorized or required to be closed for the conduct of regular banking business.
“Commitment Letters” means the Debt Commitment Letters together with the Equity Commitment Letters.
“Equity Commitment Letters” shall mean that certain equity financing commitment letter by and among the Equity Investors and Parent, pursuant to which, subject to the terms and conditions contained therein, the Equity Investors have committed to invest in Parent the amount set forth therein.
“Equity Investors” shall mean the investors party to the Equity Commitment Letters.
“Holdings” shall mean GRAC Holdings LLC, a Delaware limited liability company.
“Indebtedness” means all of the following, whether matured, unmatured, liquidated, unliquidated, contingent or otherwise (A) any indebtedness for borrowed money (including the issuance of any debt security) to any Person or any indebtedness issued in substitution for or exchange of indebtedness for borrowed money, or for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured, and similar obligations), including the current portion of such indebtedness, (B) any obligations evidenced by notes, bonds, debentures or similar instruments or Contracts to any Person, (C) any capital lease obligations properly categorized as such under GAAP to any Person, (D) any obligations in respect of letters of credit and bankers’ acceptances, (E) all obligations under conditional sale or other title retention agreements, (F) all “cut” but un-cashed checks or any overdrafts outstanding as of the Closing Date, (G) any indebtedness secured by a lien on a Person’s assets, (H) any accrued liabilities or expenses, (I) any accrued interest on any of the foregoing, (J) any prepayment or other similar fees, expenses or penalties on or relating to the repayment or assumption of any of the foregoing and (K) any guaranty of any such obligations described in clauses (A) through (J) of any Person other than the Company or any of the Company Subsidiaries, in each case, together with all interest, fees and penalties relating to any of the foregoing. For the avoidance of doubt, the term “Indebtedness” shall not include accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business.
“Inventory” means, collectively, all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories.
“Knowledge of the Company”, the “Company’s Knowledge” or references to the Company’s “awareness” or similar references means, with respect to any matter in question, (i) the actual knowledge of the officers of the Company listed on Section 8.03 of the Company Disclosure Schedule, or (ii) with respect to any particular fact or matter, if any of the persons listed on Section 8.03 of the Company Disclosure Schedule reasonably would have obtained knowledge of such fact or matter after making reasonable inquiry, the Company will be deemed to have Knowledge of such fact or matter.
“Laws” means all statutes, laws, ordinances, rules, regulations, judgments, orders and decrees of any Governmental Entity.
“Material Adverse Change” or “Material Adverse Effect” means, any condition, circumstance, change, event or occurrence, that, individually or in the aggregate, (i) has had or would reasonably be expected to have, a material adverse effect on the assets, business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole, or (ii) would reasonably be expected to prevent, materially delay or materially impair the Company’s ability to consummate the Merger or the other Transactions, other than conditions, circumstances, changes, events, occurrences or effects (A) generally affecting (I) the segments of the pet product market in which the Company and the Company Subsidiaries operate (the “Industry”), provided that such changes, events, occurrences or effects do not affect the Company and the Company Subsidiaries, in a materially disproportionate manner as compared to other participants in the Industry, or (II) the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates, provided that such changes, events, occurrences or effects do not affect the Company and the Company Subsidiaries in a materially disproportionate manner as compared to other participants in the Industry, or (B) arising out of, resulting from or attributable to (I) changes in Law or in GAAP, or changes in general legal, regulatory or political conditions, (II) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Transactions, including the impact thereof on relationships, contractual or otherwise, with vendors, clients, customers, partners or employees, (III) acts of war, sabotage, hostilities or terrorism, or any escalation or worsening of any such acts of war, sabotage, hostilities or terrorism threatened or underway as of the date of this Agreement that do not disproportionately affect the Company and the Company Subsidiaries in a materially disproportionate manner as compared to other participants in the Industry, (IV) earthquakes, hurricanes, tornados or other natural disasters that do not disproportionately affect the Company and the Company Subsidiaries in a materially disproportionate manner as compared to other participants in the Industry, (V) any action taken, or omissions, by the Company or any Company Subsidiary that is specifically required by this Agreement or is taken or omitted with Parent’s written consent or at Parent’s written request, (VI) any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the facts or occurrences giving rise or contributing to such decline or change that are not otherwise excluded from the definition of a “Material Adverse Effect” may be deemed to constitute, or be taken into account in determining whether there has been, is, or would be a Material Adverse Effect on the Company), or (VII) any failure to meet any analysts or internal or public projections, forecasts or estimates of revenue or earnings in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of a “Material Adverse Effect” may be taken into account in determining whether there has been, is, or would be a Material Adverse Effect on the Company).
“Net Working Capital” means, as determined in accordance with GAAP with current revenue recognition policies consistently applied, current assets minus current liabilities, excluding net amounts, if any, due from, and net amounts due to, Affiliates.
“Parent Material Adverse Effect” means any condition, circumstance, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the Parent’s or Merger Sub’s ability to consummate the Merger and the other Transactions.
“Permits” means all approvals, accreditations, authorizations, certificates, filings, franchises, licenses, notices and permits of or with all Governmental Entities, including all operating authorities, state operating licenses or registrations and other interstate, intrastate, national or international regulatory licenses and other Governmental Entity authorizations held by the Company and the Company Subsidiaries.
“Permitted Liens” means (i) Liens specifically identified on the Balance Sheet or in the notes thereto; (ii) Liens for taxes, assessments or other governmental charges and levies not yet due and payable or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are reflected on Balance Sheet in accordance with GAAP; (iii) immaterial Liens that, individually or in the aggregate with all other Permitted Liens, do not and will not materially interfere with the use or value of the properties or assets of the Company and the Company Subsidiaries taken as a whole as currently used; (iv) licenses granted by the Company or the Company Subsidiaries in the ordinary course of business consistent with past practices; (v) purchase money liens or similar Liens securing rental payments under capital lease arrangements that are not, in the aggregate, material to the Company and the Company Subsidiaries; (vi) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, and other Liens imposed by applicable Law incurred in the ordinary course of business, excluding any such Liens that secure or relate to amounts currently claimed to be due and payable by the Company or any Company Subsidiary for work or materials performed or provided more than sixty (60) days (or such longer period to the extent that the applicable underlying agreement for services and/or materials allows a payment period in excess of sixty (60) days) prior to the date hereof; and (vii) Liens relating to deposits made in the ordinary course of business consistent with past practices in connection with workers’ compensation, unemployment insurance, and other types of social security.
“Person” means any natural person, individual, firm, corporation, company, partnership, limited liability company, joint venture, association, business trust, trust, unincorporated organization, Governmental Entity or other entity.

“Risk Factors” mean the risk factors described in Item 503(c) of Regulation S-K under the Securities Act applicable to the Company.
“Rollover Contribution Agreement” means that certain Rollover Contribution Agreement dated as of the date hereof by and among Parent, Merger Sub and Dr. Steven Tsengas, Konstantine S. Tsengas and PZ Holdings Ltd., an Ohio limited liability company.
“Stock Plan” means the Company’s 2008 Stock Option Plan and 2017 Stock Option Plan.
“Subsidiary” means, with respect to any Person, any other Person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of which) is owned directly or indirectly by such first Person.
“Voting Agreement” means the form of certain Voting and Support Agreement dated as of the date hereof by and among Parent, Merger Sub and certain stockholders of the Company attached as Exhibit D hereto.
Section 8.04 Interpretation.   When a reference is made in this Agreement to an Article, a Section or Exhibit, such reference shall be to an Article of, a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Phrases such as “to the Company’s Knowledge” or “Known to the Company” are used to qualify and limit the scope of any representation or warranty in which they appear and are not affirmations of any Person’s “superior knowledge” that the representation or warranty in which they are used is true. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or statute defined or referred to herein or in any Contract that is referred to herein means such Contract or statute as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Each party and its counsel have reviewed the terms and provisions of this Agreement and have contributed to its drafting. The rules of construction providing that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. The terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.
Section 8.05 Amendments.   This Agreement may be amended by the parties hereto at any time prior to the Effective Time; provided, however, that after the approval of this Agreement by the stockholders of the Company, no amendment may be made which under applicable Law requires the approval of the stockholders of the Company without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
Section 8.06 Waiver.   At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto by the other parties, and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties granting the waiver or extension. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, may be construed as a waiver of any other breach or default, or as a waiver of any future breaches of, defaults under or rights to exercise such provisions, rights or privileges hereunder.

Section 8.07 Consents and Approvals.   For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing.
Section 8.08 Counterparts; Effectiveness.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed and delivered (by facsimile or other electronic means) by the other party hereto.
Section 8.09 Entire Agreement; No Third-Party Beneficiaries.   This Agreement, the Company Disclosure Schedule, the Parent Disclosure Schedule, the Voting Agreement, the Rollover Contribution Agreement and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their Affiliates with respect to the subject matter of this Agreement, the Company Disclosure Schedule and the Confidentiality Agreement and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and (b) except for the provisions of ARTICLE II and Section 5.04, are not intended to and do not confer upon any Person other than the parties hereto any legal or equitable rights or remedies hereunder. Notwithstanding the foregoing, Section 8.10 (Governing Law), Section 8.11 (Assignment), and Section 8.12 (Specific Enforcement), shall be enforceable by any lender providing financing to Parent, the Surviving Entity or their Affiliates (and such lender is an intended third-party beneficiary thereof).
Section 8.10 GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.
Section 8.11 Assignment.
(a) This Agreement shall be binding upon and for the benefit of the Company and its respective successors and assigns (if any) and Parent and Merger Sub and their successors and assigns (if any).
(b) Neither Parent, Merger Sub nor the Company shall be permitted to assign any of its rights or delegate any of its obligations under this Agreement without the other parties’ prior written consent; provided, that Parent shall be permitted, without the prior written consent of any party, to assign all or any portion of its rights under this Agreement (i) to any Affiliate of Parent, (ii) for collateral security purposes, to any lender providing financing to Parent, the Surviving Entity or their Affiliates, or (iii) to any third party in connection with the sale by Parent (or such transferee Affiliate) of all or substantially all of the Surviving Entity’s (or such transferee Affiliate’s) assets.
Section 8.12 Specific Enforcement; Consent to Jurisdiction.
(a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. It is accordingly agreed that (i) prior to the valid termination of this Agreement in accordance with Section 7.01, the parties shall be entitled to seek (in a court of competent jurisdiction as set forth in Section 8.12(c)) an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement, without bond or other security being required and (ii) the equitable rights set forth in this Section 8.12(a) are an integral part of the Transactions and without such rights, neither the Company nor Parent nor Merger Sub would have entered into this Agreement.
(b) Each of the Company, Parent and Merger Sub acknowledges and agrees that the parties’ only remedies under this Agreement and with respect to the Transactions contemplated by this Agreement shall be (i) prior to a valid termination of this Agreement in accordance with Section 7.01, the equitable remedies to the extent provided in Section 8.12(a), and (ii) following a valid termination of this Agreement in accordance with Section 7.01, (A) the right to receive the amounts prescribed by Section 7.02, and (B) the right to seek monetary damages for actual fraud but solely to the extent provided in Section 7.03(a) (for the avoidance of doubt, other than in the event of actual fraud, none of Parent, Merger Sub or the Company shall have any liability for any damages whatsoever (which shall include reimbursement of expenses or out-of-pocket costs) following a valid termination of this Agreement other than as expressly set forth in Section 7.02).
(c) Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the State of Delaware, including applicable courts, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by federal law or the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.
Section 8.13 Waiver of Jury Trial.   EACH PARTY HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.13.
Section 8.14 Severability.   If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions contemplated hereby are fulfilled to the extent possible.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.
MERGER SUB:
PAWS MERGER SUB, INC.
By:
/s/ Peter H. Haabestad

Name: Peter H. Haabestad
Title:   President
[Signature Page to Merger Agreement]

PARENT:
PAWS MERGER PARENT, LLC
By:
/s/ Peter H. Haabestad

Name: Peter H. Haabestad
Title:   President
[Signature Page to Merger Agreement]

COMPANY:
OURPET’S COMPANY
By:
/s/ Dr. Steve Tsengas

Name: Dr. Steve Tsengas
Title:   Chief Executive Officer
[Signature Page to Merger Agreement]

Exhibit A
Index of Defined Terms
Term	Section
ACA	Section 3.01(l)(viii)
Acceptable Confidentiality Agreement	Section 4.02(c)
Acquisition Agreement	Section 4.02(b)
Affiliate	Section 8.03
Agents	Section 4.02(a)
Agreement	Preamble
Articles	Section 3.01(b)(v)
Articles of Merger	Section 1.03
Assumed Indebtedness	Section 5.11(a)
Balance Sheet	Section 3.01(e)(iii)
Balance Sheet Date	Section 3.01(e)(iii)
Bankruptcy and Equity Exceptions	Section 3.01(c)(i)
Base Premium	Section 5.04(b)
Board	Recitals
Boenning	Section 3.01(v)
Book-Entry Shares	Section 2.01(c)
Business Day	Section 8.03
Bylaws	Section 3.01(b)(v)
Cancelled Shares	Section 2.01(a)
CBCA	Recitals
Closing	Section 1.02
Closing Date	Section 1.02
Closing Statement	Section 6.05
Code	Section 2.05(g)
Commitment Letters	Section 8.03
Common Stock	Recitals
Common Stock Certificate	Section 2.01(c)
Commonly Controlled Entity	Section 3.01(l)(i)
Company	Preamble
Company Adverse Recommendation Change	Section 4.02(f)
Company Benefit Plans	Section 3.01(l)(i)
Company Copyrights	Section 3.01(o)
Company Disclosure Schedule	Section 3.01
Company Domains	Section 3.01(o)
Company Intellectual Property	Section 3.01(o)(viii)
Company Leases	Section 3.01(n)(i)
Company Marks	Section 3.01(o)
Company Patents	Section 3.01(o)
Company Pension Plan	Section 3.01(l)(i)
Company Permits	Section 3.01(i)(i)
Company Recommendation	Section 3.01(c)(i)
Company SEC Documents	Section 3.01(e)(i)
Company Subsidiary Securities	Section 3.01(b)(vi)
Company’s Knowledge	Section 8.03
Confidentiality Agreement	Section 5.02(b)
Consolidated Company	Section 3.01(e)(ii)
Contract	Section 3.01(c)(ii)

Term	Section
CSOS	Section 1.03
Debt Commitment Letters	Section 3.02(d)(i)
Debt Financing	Section 3.02(d)(i)
Debt Financing Commitments	Section 3.02(d)(i)
Definitive Agreements	Section 5.10(a)
Determination Date	Section 6.05
Dissenting Shares	Section 2.06(a)
Dispute Notice	Section 6.05
DGCL	Recitals
DSOS	Section 1.03
Effective Time	Section 1.03
End Date	Section 7.01(b)(i)
Environment	Section 3.01(j)
Environmental Laws	Section 3.01(j)
Equity Commitment Letters	Section 8.03
Equity Financing	Section 3.02(d)(ii)
Equity Financing Commitments	Section 3.02(d)(ii)
Equity Investors	Section 8.03
ERISA	Section 3.01(i)(i)
Exchange Act	Section 3.01(d)
Falls River	Section 3.01(q)
Fee Letter(s)	Section 3.02(d)(ii)
Financing	Section 3.02(d)(ii)
Financing Commitments	Section 3.02(d)(ii)
GAAP	Section 3.01(e)(ii)
Governmental Entity	Section 3.01(d)
Hazardous Materials	Section 3.01(j)
Indebtedness	Section 8.03
Indemnitee(s)	Section 5.04(a)
Independent Accounting Firm	Section 6.05
Industry	Section 8.03
Intellectual Property Rights	Section 3.01(o)(viii)
IRS	Section 3.01(l)(ii)
Knowledge of the Company	Section 8.03
Laws	Section 8.03
Leased Real Property	Section 3.01(n)(i)
Lenders	Section 3.02(d)(i)
Licenses In	Section 3.01(o)
Licenses Out	Section 3.01(o)
Liens	Section 3.01(c)(ii)
Material Adverse Change	Section 8.03
Material Adverse Effect	Section 8.03
Material Contract	Section 3.01(h)(xvi)
Merger	Recitals
Merger Consideration	Section 2.01(c)
Merger Sub	Preamble
Merger Sub Shares	Section 2.01
New Indebtedness	Section 4.01(h)
Notice Period	Section 4.02(g)

Term	Section
Parent	Preamble
Parent Material Adverse Effect	Section 8.03
Paying Agent	Section 2.05(a)
Permits	Section 8.03
Permitted Liens	Section 8.03
Person	Section 8.03
Preferred Stock	Section 2.03
Proxy Statement	Section 3.01(d)
Reporting Documents	Section 3.01
Restraints	Section 6.01(b)
Restricted Financing Commitment Amendments	Section 5.10(b)
Rollover Contribution Agreement	Section 8.03
SEC	Section 3.01(d)
Securities Act	Section 3.01(d)
Stock Plan	Section 8.03
Stockholder Approval	Section 5.01(d)
Stockholders’ Meeting	Section 5.01(d)
Subsidiary	Section 8.03
Superior Proposal	Section 4.02(e)(ii)
Surviving Entity	Section 1.01
Takeover Proposal	Section 4.02(e)(i)
tax or taxes	Section 3.01(m)(viii)
tax returns	Section 3.01(m)(viii)
taxing authority	Section 3.01(m)(viii)
Termination Fee	Section 7.02(a)
Termination Notice	Section 6.05
Third Party IP Rights	Section 3.01(o)(iv)
Trade Secrets	Section 3.01(o)(viii)
Transaction Expenses Cap	Section 5.05
Transactions	Recitals
Voting Agreement	Section 8.03

Exhibit B
Company Disclosure Schedule
This Company Disclosure Schedule (this “Disclosure Schedule”) is being furnished by OurPet’s Company, a Colorado corporation (the “Company”), to Paws Merger Parent, LLC, a Delaware limited liability company (“Parent”) and Paws Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) in connection with the execution and delivery of that certain Agreement and Plan of Merger, dated as of December 18, 2018, by and among Parent, Merger Sub and the Company (as may be amended from time to time, the “Agreement”). Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.
Each representation and warranty in Section 3.01 of the Agreement is subject to (a) any exceptions and disclosures set forth in the section or subsection of this Disclosure Schedule corresponding to the particular section or subsection of Section 3.01 of the Agreement in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross-referenced in such section or subsection of this Disclosure Schedule by reference to another section or subsection of this Disclosure Schedule; (c) any exceptions or disclosures set forth in any other section or subsection of this Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure qualifies such representation and warranty; and (d) any exception or disclosure set forth in any of the Company SEC Documents prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature).
This Disclosure Schedule and the information and disclosures contained in this Disclosure Schedule are intended only to qualify and limit the representations, warranties and covenants of the Company contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any of such representations, warranties or covenants.
The contents of all documents referred to in this Disclosure Schedule are incorporated by reference in this Disclosure Schedule as though fully set forth in this Disclosure Schedule. The headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule. Subject to applicable law, this information is disclosed in confidence for the purposes contemplated in the Agreement and is subject to the confidentiality provisions of any other agreements entered into by the parties.

Exhibit C
List of Stockholders Party to the Voting Agreement
1. Dr. Steven Tsengas
2. Konstantine S. Tsengas
3. Joseph T. Aveni
4. PZ Holdings Ltd.
5. Nick Tsengas

Exhibit D
Form of Voting Agreement

Annex B
December 14, 2018
The Special Committee of the Board of Directors
OurPet’s Company
1300 East Street
Fairport Harbor, OH 44077
Dear Members of the Special Committee:
You have requested our opinion (“Opinion Letter”) as to the fairness, from a financial point of view, of the Merger Consideration (as defined below) to the shareholders, excluding the consideration for those shares contributed immediately prior to the Merger (“Rollover Shares”) by certain shareholders (“Rollover Shareholders”) to the Parent (as defined below) or Merger Sub (as defined below) pursuant to the Merger Agreement (as defined below) (collectively, “Rollover Transaction”), of OurPet’s Company, a Colorado corporation (“OurPet’s” or the “Company”) in the proposed merger (the “Merger”) in which Hyper Pet, LLC (“Hyper Pet”) and Guardian Capital Partners Fund II, L.P. (“Guardian”) (collectively, “Purchaser”) would acquire of all of the remaining outstanding common stock of the Company from all of the Company’s shareholders pursuant to a Merger Agreement (as defined below) which provides for a reverse triangular merger of the Company with newly-formed, wholly-owned subsidiaries of Hyper Pet consisting of Paws Merger Parent, LLC, a Delaware limited liability company (“Parent”) and Paws Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”).
Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company with the Company as the surviving entity, whereby each issued and outstanding share of common stock (no par value per share), excluding Rollover Shares, but including converted preferred stock and in-the-money portion of exercisable options, of the Company will be converted into the right to receive an amount of cash equal to $1.00 per share (the “Merger Consideration”), subject to any withholding of taxes required by applicable law.
Boenning & Scattergood, Inc., as part of its investment banking business, regularly is engaged in the valuation of assets, securities and companies in connection with various types of asset and security transactions, including mergers, acquisitions, private placements, public offerings and valuations for various other purposes, and in the determination of adequate consideration in such transactions. In the ordinary course of our business as a broker-dealer, we may, from time to time, purchase securities from, and sell securities to, OurPet’s or its affiliates. In the ordinary course of business, we may also actively trade the securities of OurPet’s for our own account and for the accounts of customers and accordingly may at any time hold a long or short position in such securities.
We will receive a fee for rendering this Opinion Letter, which is not contingent upon the conclusion expressed herein or the consummation of the Merger. We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Merger, (b) negotiate the terms of the Merger, or (c) advise the Specialty Committee of the Board or any other party with respect to alternatives to the Merger. The Company has also agreed to reimburse us for certain expenses and to indemnify us for certain liabilities arising in connection with our engagement.

December 14, 2018

In connection with this Opinion Letter, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
Reviewed a draft of the Agreement and Plan of Merger dated December 4, 2018 (the “Merger Agreement”), which, for purposes of this opinion we have assumed, with your permission, to be identical in all material respects to the document to be executed,

2.
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant,

3.
reviewed information furnished to us by the Company’s management and certain of its representatives and advisors, including certain internal financial analyses, budgets, projections, reports and other information,

4.
held discussions with certain members of the management and the special committee of the board of directors of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, including recent financial performance, the terms of the Merger, and related matters,

5.
reviewed the current and historical market price and trading volume for the Company’s publicly traded common stock, and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed to be relevant,

6.
reviewed the valuation of the Company implied by the Merger Consideration,

7.
reviewed the valuations of publicly traded companies that we deemed comparable in certain respects to the Company,

8.
reviewed the financial terms of selected acquisition transactions involving companies in lines of business that we deemed comparable in certain respects to the business of the Company,

9.
prepared a discounted cash flow analysis of the Company on a stand-alone basis,

10.
reviewed the premiums paid in selected acquisition transactions, and

11.
conducted such other financial analyses and inquiries and considered such other information and factors as we deemed appropriate.

Our opinion is given in reliance on information and representations made or given by OurPet’s, and its respective officers, directors, counsel, advisors, and other agents, and on filings, releases and other information issued by OurPet’s including financial statements, financial projections, and stock price data as well as certain information from recognized independent sources and databases. We have not independently verified the information concerning the Company, nor other data which we have considered in our review. For purposes of the opinion set forth below, we have assumed and relied upon the accuracy and completeness of all such information and data. We express no opinion as to any financial projections or the assumptions on which they are based. We have not considered or evaluated any potential or pro forma expense savings or other financial adjustments identified or estimated by the Company, the Company’s advisors, the Purchaser, or the Purchaser’s advisors. We are not actuaries, lawyers or tax advisors and this opinion does not constitute actuarial, legal or tax advice. We have not conducted any valuation or appraisal of any assets or liabilities of the Company, nor have any such valuations or appraisals been provided to us. We specifically note, we have not conducted any valuation or appraisals of any of the Company’s intellectual property, including patents, current or pending, or other intangibles, nor have any such valuations or appraisals been provided to us. We have not conducted any valuation or appraisals of the Rollover Shares, and we are not expressing an opinion as to the fairness to the Rollover Shareholders of the Rollover Transaction.

December 14, 2018

We have assumed that all of the representations and warranties contained in the Merger Agreement and all related agreements (collectively, the “agreements”) are true and correct, that each party under the agreements will perform all of the covenants required to be performed by such party under the agreements, and that the conditions precedent in the agreements are satisfied and not waived. Also, in rendering our opinion, we have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement will be obtained and that in the course of obtaining any of those consents and approvals no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger.
Our opinion is based upon information provided to us by the management of OurPet’s and the Company’s advisors, as well as market, economic, financial and other conditions as they exist and can be evaluated only as of the date hereof and accordingly, it speaks to no other period. Our opinion does not address the underlying business decision of the Company to engage in the Merger. Our opinion is for the information of OurPet’s Special Committee of the Board of Directors in connection with the Merger and does not constitute a recommendation to the Special Committee of the Board of Directors or the Company’s shareholders in connection with the Merger. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purpose, without our prior written consent, except that this Opinion Letter may be referenced and included in its entirety in any filing made by the Company in respect to the Merger with the Securities and Exchange Commission. This Opinion Letter has been approved by Boenning & Scattergood, Inc.’s fairness opinion committee. We do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by OurPet’s officers, directors, or employees, or class of such persons, relative to the compensation to be received in the Merger by any other shareholders of OurPet’s.
Based on the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration offered for other than Rollover Shares pursuant to the Merger Agreement is fair from a financial point of view to the shareholders of OurPet’s.
Sincerely,
Boenning & Scattergood, Inc.

Annex C
ANNEX C — TITLE 7, ARTICLE 113 OF THE COLORADO REVISED STATUTES
ARTICLE 113
Dissenters’ Rights
PART 1
RIGHT OF DISSENT —
PAYMENT FOR SHARES
7-113-101. Definitions.   For purposes of this article:
(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.
(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.
(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.
(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.
(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.
(7) “Shareholder” means either a record shareholder or a beneficial shareholder.
7-113-102. Right to dissent.   (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the corporation is a party if:
(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);
(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2);

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2);
(f) An amendment, conversion, or merger described in section 7-101-504 (3); and
(g) Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504 (4) or by amendment of its articles of incorporation.
(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:
(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;
(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or
(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:
(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;
(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;
(c) Cash in lieu of fractional shares; or
(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.
(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)
(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.
(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
7-113-103. Dissent by nominees and beneficial owners.   (1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:
(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.
(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.
PART 2
PROCEDURE FOR EXERCISE
OF DISSENTERS’ RIGHTS
7-113-201. Notice of dissenters’ rights.   (1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).
(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).
7-113-202. Notice of intent to demand payment.   (1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:
(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and
(b) Not vote the shares in favor of the proposed corporate action.
(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.
7-113-203. Dissenters’ notice.   (1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.
(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:
(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;
(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;
(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;
(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;
(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and
(g) Be accompanied by a copy of this article.
7-113-204. Procedure to demand payment.   (1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:
(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2)(d), duly completed, or may be stated in another writing; and
(b) Deposit the shareholder’s certificates for certificated shares.
(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.
(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.
(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.
7-113-205. Uncertificated shares.   (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.
(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.
7-113-206. Payment.   (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.
(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
(b) A statement of the corporation’s estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and
(e) A copy of this article.
7-113-207. Failure to take action.   (1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.   (1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.
(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).
7-113-209. Procedure if dissenter is dissatisfied with payment or offer.   (1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:
(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).
(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.
PART 3
JUDICIAL APPRAISAL OF SHARES
7-113-301. Court action.   (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.
(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver.
If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).
(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.
(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.
7-113-302. Court costs and counsel fees.   (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or
(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

INSTRUCTIONS TO VOTE ONLINE1. Go to www.transferonline.com/proxy2. Enter your Proxy Code and Security Code3. Press Submit4. Make your selections5. Press Vote NowYOU CAN USE THE INTERNET TO VOTE YOUR PROXY UNTIL11:59 PM EASTERN DAYLIGHT SAVINGS TIME ON MARCH 6, 2019.INSTRUCTIONS TO VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:TRANSFER ONLINEATTN PROXY DEPARTMENT 512 SE SALMON ST PORTLAND, OR 97214SHAREHOLDER NAME:PROXY CODE:SECURITY CODE:SHARES:TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.IMPORTANT SPECIAL MEETING INFORMATIONPlease indicate if you planto attend this meeting.1.To approve the merger and the other transactions contemplated by the Agreement and Plan of Merger, dated as of December 18, 2018, as may be amended from time to time, among OurPet’s Company, Paws Merger Parent, LLC, and Paws Merger Sub, Inc., which provides for the merger of Merger Sub with and into OurPet’s, and the other transactions contemplated by the merger agreement.2.To approve an adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional votes in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement.[] [] [][] [] []Please sign exactly as your name(s) appear(s) hereon. When signing as sign. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in full partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateYes No[] []

SHAREHOLDER NAME 1SHAREHOLDER NAME 2ADDRESSCITY, STATE ZIPCODECOUNTRYOURPET’S COMPANYSPECIAL MEETING OF THE SHAREHOLDERSMARCH 7, 20191300 East Street, Fairport Harbor, Ohio 44077THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Konstantine S. Tsengas and Christopher J. Hubbert, with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of OurPet's Company, to be held on MARCH 7, 2019 at 1300 East Street, Fairport Harbor, Ohio 44077, beginning at 10:00 a.m. Eastern Daylight Savings Time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Special Meeting or any adjournments thereof, all as set forth in the FEBRUARY 13, 2019 Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE BUT THE PROXY IS PROPERLY SIGNED, THIS PROXY WILL BE VOTED “FOR” THE APPROVAL OF EACH OF PROPOSAL 1 AND PROPOSAL 2.THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.Continued and to be signed on reverse sidePROXY CARD ENCLOSED HERE